LEGG MASON EQUITY FUNDS

LEGG MASON VALUE TRUST, INC.
LEGG MASON SPECIAL INVESTMENT TRUST, INC.
LEGG MASON INVESTORS TRUST, INC.:
   Legg Mason American Leading Companies Trust
   Legg Mason Balanced Trust
   Legg Mason U.S. Small-Capitalization Value Trust
   Legg Mason Financial Services Fund

           PRIMARY CLASS SHARES, INSTITUTIONAL CLASS SHARES, FINANCIAL
                  INTERMEDIARY CLASS SHARES and CLASS R SHARES

                       STATEMENT OF ADDITIONAL INFORMATION

                              DATED AUGUST 1, 2006,
                          AS AMENDED NOVEMBER 20, 2006




     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the funds' Prospectus dated August 1, 2006, which has been filed with the U.S. Securities and Exchange Commission ("SEC"). The funds' financial statements, notes thereto and the reports of their independent registered public accounting firm are incorporated by reference from the funds' annual reports to shareholders into (and are therefore legally part of) this SAI. A copy of the Prospectus or the annual reports may be obtained without charge from the funds' distributor, Legg Mason Investor Services, LLC ("LMIS"), by calling 1-800-822-5544 (Primary Class shares) or 1-888-425-6432 (Institutional Class, Financial Intermediary Class and Class R shares).



                        Legg Mason Investor Services, LLC

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                                100 Light Street
                                  P.O. Box 1476
                         Baltimore, Maryland 21203-1476
                          (410) 539-0000 (800) 822-5544

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                                TABLE OF CONTENTS

                                                                            Page



DESCRIPTION OF THE FUNDS.......................................................1

FUND POLICIES..................................................................1

INVESTMENT STRATEGIES AND RISKS................................................4

ADDITIONAL TAX INFORMATION....................................................29

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................33

VALUATION OF FUND SHARES......................................................35

TAX-DEFERRED QUALIFIED PLANS - PRIMARY CLASS SHARES...........................38

MANAGEMENT OF THE FUNDS.......................................................39

THE FUNDS' INVESTMENT ADVISER/MANAGER/ADMINISTRATOR...........................49

PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................59

THE FUNDS' DISTRIBUTOR........................................................64

CAPITAL STOCK INFORMATION.....................................................69

THE CORPORATIONS' CUSTODIAN AND TRANSFER AND DIVIDEND-DISBURSING AGENT........70

THE CORPORATIONS' LEGAL COUNSEL...............................................70

THE CORPORATIONS' INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............70

FINANCIAL STATEMENTS..........................................................70

RATINGS OF SECURITIES........................................................A-1

PROXY VOTING POLICIES........................................................B-1






      No person has been authorized to give any information or to make any representations not contained in the Prospectus or this SAI in connection with the offerings made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by any fund or its distributor. The Prospectus and this SAI do not constitute offerings by any fund or by the distributor in any jurisdiction in which such offerings may not lawfully be made.

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                            DESCRIPTION OF THE FUNDS

      Legg Mason Value Trust, Inc. ("Value Trust"), Legg Mason Special Investment Trust, Inc. ("Special Investment Trust") and Legg Mason Investors Trust, Inc. ("Investors Trust"), each a separate corporation ("Corporation"), are diversified open-end management investment companies that were incorporated in Maryland on January 20, 1982, October 31, 1985, and May 5, 1993, respectively. Legg Mason American Leading Companies Trust ("American Leading Companies"), Legg Mason Balanced Trust ("Balanced Trust"), Legg Mason U.S. Small-Capitalization Value Trust ("Small-Cap Value Trust") and Legg Mason Financial Services Fund ("Financial Services Fund") are separate series of Investors Trust.

                                  FUND POLICIES

      The following information supplements the information concerning each fund's investment objective, policies and limitations found in the Prospectus.

      Value Trust's investment objective is to seek long-term growth of capital. Special Investment Trust's investment objective is to seek capital appreciation. American Leading Companies' investment objective is to seek long-term capital appreciation and current income consistent with prudent investment risk. Balanced Trust's investment objective is to seek long-term capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk. Small-Cap Value Trust's investment objective is to seek long-term capital appreciation. Financial Services Fund's investment objective is to seek long-term growth of capital. The investment objective of each fund is non-fundamental and may be changed by each fund's Board of Directors ("Board of Directors") without shareholder approval upon 60 days' prior written notice to shareholders.

      Each fund has adopted the following fundamental investment limitations that cannot be changed except by a vote of its shareholders.

      The following fundamental investment limitations apply to Value Trust, Special Investment Trust, American Leading Companies, Balanced Trust and Small-Cap Value Trust only.

1. BORROWING: Each fund may not borrow money, except (1) in an amount not exceeding 33-1/3% of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or (2) by entering into reverse repurchase agreements or dollar rolls;

2. UNDERWRITING: Each fund may not engage in the business of underwriting the securities of other issuers, except as permitted by the Investment Company Act of 1940, as amended ("1940 Act"), and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or SEC staff or to the extent that the fund may be permitted to do so by exemptive order or other relief from the SEC or SEC staff (collectively, "1940 Act Laws, Interpretations and Exemptions"). This restriction does not prevent the fund from engaging in transactions involving the acquisition, disposition or resale of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act");

3. LOANS: Each fund may not lend money or other assets, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the fund from purchasing debt obligations in pursuit of its investment program, or for defensive or cash management purposes, entering into repurchase agreements, loaning its portfolio securities to financial intermediaries, institutions or institutional investors, or investing in loans, including assignments and participation interests;

4. SENIOR SECURITIES: Each fund may not issue senior securities, except as permitted under the 1940 Act Laws, Interpretations and Exemptions;

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5.    REAL  ESTATE:   Each fund may not purchase  or  sell  real  estate  unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from investing in issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein, investing in instruments that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities, including the right to enforce security interests;

6. COMMODITIES: Each fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other similar financial instruments, or investing in securities or other instruments that are secured by physical commodities;

7. CONCENTRATION: Each fund may not make any investment if, as a result, the fund's investments will be concentrated (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in any one industry. This restriction does not limit the fund's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto, or securities of municipal issuers.

      The following fundamental investment limitations apply to Financial Services Fund.

1. BORROWING: The fund may not borrow money, except (1) in an amount not exceeding 33 1/3 % of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or (2) by entering into reverse repurchase agreements or dollar rolls;

2. UNDERWRITING: The fund may not engage in the business of underwriting the securities of other issuers, except as permitted by the Investment Company Act of 1940, as amended ("1940 Act") and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or SEC staff or to the extent that the fund may be permitted to do so by exemptive order or other relief from the SEC or SEC staff (collectively, "1940 Act Laws, Interpretations and Exemptions"). This restriction does not prevent the fund from engaging in transactions involving the acquisition, disposition or resale of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act");

3. LOANS: The fund may not lend money or other assets, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the fund from purchasing debt obligations in pursuit of its investment program, or for defensive or cash management purposes, entering into repurchase agreements, loaning its portfolio securities to financial intermediaries, institutions or institutional investors, or investing in loans, including assignments and participation interests;

4. SENIOR SECURITIES: The fund may not issue senior securities, except as permitted under the 1940 Act Laws, Interpretations and Exemptions;

5. REAL ESTATE: The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from investing in issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein, investing in instruments that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities, including the right to enforce security interests;

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   6. COMMODITIES:   The  fund  may  not  purchase or sell physical  commodities
      unless  acquired  as  a  result  of  ownership   of  securities  or  other
      instruments. This restriction does not prevent the fund from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other similar financial instruments, or investing in securities or other instruments that are secured by physical commodities;

   7. CONCENTRATION: The fund may not make any investment if, as a result, the fund's investments will be concentrated (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in any one industry other than the financial services industry. This restriction does not limit the fund's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto, or securities of municipal issuers.

      Although not a part of each fund's fundamental investment restriction on concentration, it is the current position of the SEC staff that a fund's investments are concentrated in an industry when 25% or more of the fund's net assets are invested in issuers whose principal business is in that industry.

      The foregoing fundamental investment limitations may be changed only by "the vote of a majority of the outstanding voting securities" of the fund, a term defined in the 1940 Act to mean the vote (a) of 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present, or (b) of more than 50% of the outstanding voting securities of the fund, whichever is less.

      Each fund is diversified under the 1940 Act. Although not a part of each fund's fundamental investment restrictions, the 1940 Act currently states that a fund is diversified if it invests at least 75% of the value of its total assets in cash and cash items (including receivables), U.S. Government securities, securities of other investment companies and other securities limited in respect of any one issuer to (1) no more than 5% of the value of the fund's total assets and (2) no more than 10% of the outstanding voting securities of such issuer. Each fund may only change to non-diversified status with the affirmative vote of the fund's shareholders.

      For purposes of the diversification requirement described above, a fund will treat both the corporate borrower and the financial intermediary as issuers of a loan participation interest. Investments by the fund in collateralized mortgage obligations that are deemed to be investment companies under the 1940 Act will be included in the limitation on investments in other investment companies described below under "Investment Strategies and Risks-Investment Companies."

      Unless otherwise stated, each fund's investment policies and limitations are non-fundamental and may be changed by the Board of Directors without shareholder approval. The following are some of the non-fundamental investment limitations that each fund currently observes:

1. BORROWING: Each fund will not borrow for investment purposes an amount in excess of 5% of its total assets.

2. ILLIQUID SECURITIES: Each fund may invest up to 15% of its net assets in illiquid securities.

3. SHORT SALES: Each fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short). This restriction does not prevent a fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments.

4. MARGIN PURCHASES: Each fund may not purchase securities on margin, except that (1) each fund may obtain such short-term credits as are necessary for the clearance of transactions and (2) each fund may make margin payments

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      in connection with  foreign  currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a
      forward-commitment   or  delayed-delivery   basis   or   other   financial
      instruments.

      In addition, as a non-fundamental limitation, American Leading Companies may not purchase or sell interest rate and currency futures contracts, options on currencies, securities, and securities indices and options on interest rate and currency futures contracts, provided, however, that the fund may sell covered call options on securities and may purchase options to the extent necessary to close out its position in one or more call options.

      American Leading Companies intends to, under normal circumstances, invest at least 80% of its net assets in common stocks of Leading Companies that are tied economically to the United States.

      Small-Cap  Value  Trust  intends to, under normal circumstances, invest at
least  80%  of  its  net  assets  in  equity   securities   of  domestic  small-
capitalization value companies.

      Financial Services Fund intends to, under normal circumstances, invest at least 80% of its net assets in equity securities of issuers in the financial services industry.

      Each of American Leading Companies, Small-Cap Value Trust and Financial Services Fund may not change its policy to invest at least 80% of its net assets in the type of securities suggested by its name unless it provides shareholders with at least 60 days' prior written notice of such change. For purposes of these limitations only, net assets include the amount of any borrowing for investment purposes.

      Except as otherwise stated, if a fundamental or non-fundamental percentage limitation set forth in the Prospectus or this SAI is complied with at the time an investment is made, a later increase or decrease in percentage resulting from a change in the value of portfolio securities, in the net asset value of a fund, or in the number of securities an issuer has outstanding will not be considered to be outside the limitation. Each fund will monitor the level of borrowing and illiquid securities in its portfolio and will make necessary adjustments to maintain the required asset coverage and adequate liquidity.

                         INVESTMENT STRATEGIES AND RISKS

THE  FOLLOWING  INFORMATION  APPLIES  TO  ALL  OF  THE  FUNDS  UNLESS  OTHERWISE
INDICATED:

      This section supplements the information in the Prospectus concerning the investments the funds may make and the techniques they may use. Each fund, unless otherwise stated, may employ a variety of investment strategies, including:

EXPOSURE TO FOREIGN MARKETS

      Each fund may invest in the securities of foreign issuers, foreign currencies, and securities of issuers with substantial foreign operations (collectively, "foreign investments"). Foreign investments present certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or other regulatory practices and requirements comparable to those applicable to domestic issuers. These risks are intensified when investing in countries with developing economies and securities markets, also known as "emerging markets." Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers and transactions in securities of foreign issuers may be subject to less efficient settlement practices, including extended clearance and settlement periods. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation, withholding taxes and limitations on the use or removal of funds or other assets.

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      The costs associated with investment in the securities of foreign issuers, including withholding taxes, brokerage commissions and custodial fees, may be higher than those associated with investment in domestic issuers. In addition, foreign investment transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of a fund are uninvested and no return can be earned thereon. The inability of a fund to make intended investments due to
settlement   problems   could   cause  a  fund  to  miss  attractive  investment
opportunities. Inability to dispose of a portfolio security due to settlement problems could result in losses to a fund due to subsequent declines in value of the portfolio security or, if a fund has entered into a contract to sell the security, could result in liability to the purchaser.

      Since each fund may invest in securities denominated in currencies other than the U.S. dollar and since each fund may hold foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in the currency exchange rates may influence the value of each fund's shares, and also may affect the value of dividends and interest earned by that fund and gains and losses realized by that fund. Exchange rates are determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments, other economic and financial conditions, government intervention, speculation and other factors.

      In addition to purchasing foreign investments, each fund may invest in American Depositary Receipts ("ADRs"). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the domestic market. Usually issued by a U.S. bank or trust company, ADRs are receipts that demonstrate ownership of the underlying securities. For purposes of each fund's investment policies and limitations, ADRs are considered to have the same classification as the securities underlying them. ADRs may be sponsored or unsponsored; issuers of securities underlying unsponsored ADRs are not contractually obligated to disclose material information in the United States. Accordingly, there may be less information available about such issuers than there is with respect to domestic companies and issuers of securities underlying sponsored ADRs. Each fund may also invest in Global Depositary Receipts ("GDRs"), which are receipts that are often denominated in U.S. dollars and are issued by either a U.S. or non-U.S. bank evidencing ownership of the underlying foreign securities. Even where they are denominated in U.S. dollars, depositary receipts are subject to currency risk if the underlying security is denominated in a foreign currency.

      Although not a fundamental policy subject to shareholder vote, Legg Mason Capital Management, Inc. ("LMCM"), currently anticipates that Value Trust and Special Investment Trust will each invest no more than 25% of its total assets in foreign securities, and that American Leading Companies will invest no more than 20% of its net assets in foreign securities. Barrett Associates, Inc. ("Barrett") currently anticipates that Financial Services Fund will not invest more than 25% of its total assets in foreign securities, not including investments through ADRs. Bartlett & Co. ("Bartlett") currently anticipates that Balanced Trust will not invest more than 10% of its total assets in foreign securities, either directly or through ADRs or GDRs. Small-Cap Value Trust does not currently intend to invest in foreign securities.

      Each fund (except Small-Cap Value Trust) may invest in securities of issuers based in emerging markets (including, but not limited to, countries in Asia, Latin America, the Indian sub-continent, Southern and Eastern Europe, the Middle East, and Africa). The risks of foreign investment are greater for investments in emerging markets.

      Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging markets. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

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      Over  the  last  quarter  of a century, inflation in many emerging  market countries has been significantly higher than the world average. While some emerging market countries have sought to develop a number of corrective mechanisms to reduce inflation or mitigate its effects, inflation may continue to have significant effects both on emerging market economies and their
securities  markets.   In  addition,  many  of the currencies of emerging market
countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have occurred in certain countries.

      Because of the high levels of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports, which are a major source of foreign exchange earnings. Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the foregoing risks (and the costs associated with hedging transactions) makes it virtually impossible to hedge effectively against such risks.

      To the extent an emerging market country faces a liquidity crisis with respect to its foreign exchange reserves, it may increase restrictions on the outflow of any foreign exchange. Repatriation is ultimately dependent on the ability of a fund to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars. Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the availability of such U.S. dollars through those channels, and if available, upon the willingness of those channels to allocate those U.S. dollars to a fund. In such a case, a fund's ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of foreign exchange. If a fund is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other governmental entity of the jurisdiction involved. If such conversion can legally be done outside official channels, either directly or indirectly, a fund's ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price which may be required to be paid for the U.S. dollars.

      Many emerging market countries have little experience with the corporate form of business organization and may not have well-developed corporation and business laws or concepts of fiduciary duty in the business context.

      The securities markets of emerging markets are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited. Investing in the securities of companies in emerging markets may entail special risks relating to the potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a fund could lose its entire investment in any such country.

      Most Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain Latin American countries.

      Some emerging markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a fund to make intended securities purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a fund due to subsequent declines in the value of the portfolio security or, if a fund has entered into a contract to sell the security, in possible liability to the purchaser.

      The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund's portfolio securities in such markets may not be readily available.

ILLIQUID INVESTMENTS AND RESTRICTED SECURITIES

      Each fund may invest up to 15% of its net assets in illiquid investments. For this purpose, "illiquid investments" are those that cannot be sold or disposed of within seven days for approximately the price at which the fund values the security. Illiquid investments include repurchase agreements with terms of greater than seven days, mortgage-related securities for which there is no established market (including CMOs and direct investments in mortgages as described below), and restricted investments other than those the adviser to a fund has determined are liquid pursuant to guidelines established by the fund's Board of Directors and securities involved in swap, cap, floor and collar transactions, and over-the-counter ("OTC") options and their underlying collateral. Due to the absence of an active trading market, a fund may have difficulty valuing or disposing of illiquid investments promptly. Judgment plays a greater role in valuing illiquid investments than those for which a more active market exists.

      Restricted securities may be sold only in privately negotiated transactions, pursuant to a registration statement filed under the 1933 Act or pursuant to an exemption from registration, such as Rule 144 or Rule 144A. A fund may be required to pay part or all of the costs of such registration, and a considerable period may elapse between the time a decision is made to sell a restricted security and the time the registration statement becomes effective.

      SEC regulations permit the sale of certain restricted securities to qualified institutional buyers. The investment adviser to a fund, acting pursuant to guidelines established by the fund's Board of Directors, may determine that certain restricted securities qualified for trading on this market are liquid. If qualified institutional investors become uninterested in this market for a time, restricted securities in a fund's portfolio may adversely affect the fund's liquidity.

      The assets used as cover for OTC options written by a fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

DEBT SECURITIES

      Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper, which consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

      Corporate debt securities may pay fixed or variable rates of interest, or interest at a rate contingent upon some other factor, such as the price of some commodity. These securities may be convertible into preferred or common stock, or may be bought as part of a unit containing common stock. In selecting corporate debt securities for a fund, the fund's adviser reviews and monitors the creditworthiness of each issuer and issue. The adviser also analyzes interest rate trends and specific developments that it believes may affect individual issuers.

      The prices of debt securities fluctuate in response to perceptions of the issuer's creditworthiness and also tend to vary inversely with market interest rates. The value of such securities is likely to decline in times of rising interest rates. Conversely, when rates fall, the value of these investments is likely to rise. The longer the time to maturity the greater are such variations.

      Generally, debt securities rated below BBB by Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("S&P"), or below Baa by Moody's Investors Service, Inc. ("Moody's"), and unrated securities of comparable quality, offer a higher current yield than that provided by higher grade issues, but also involve higher risks. Debt securities rated C by Moody's and S&P are bonds on which no interest is being paid and that can be regarded as having extremely poor prospects of ever attaining any real investment standing. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such issuers to make principal and interest payments than is the case for issuers of higher grade debt securities. However, debt securities, regardless of their ratings, generally have a higher priority in the issuer's capital structure than do equity securities. If an investment grade security purchased by Value Trust, Special Investment Trust or Financial Services Fund is subsequently given a rating below investment grade, the fund's adviser will consider that fact in determining whether to retain that security in the fund's portfolio, but is not required to dispose of it. The ratings of S&P and Moody's represent the opinions of those agencies. Such ratings are relative and subjective, and are not absolute standards of quality. Unrated debt securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. A description of the ratings assigned to corporate debt obligations by Moody's and S&P is included in Appendix A.

      Lower-rated debt securities are especially affected by adverse changes in the industries in which the issuers are engaged and by changes in the financial condition of the issuers. Highly leveraged issuers may also experience financial stress during periods of rising interest rates. Lower-rated debt securities are commonly referred to as "junk bonds."

      The market for lower-rated debt securities has expanded rapidly in recent years. This growth paralleled a long economic expansion. In recent times, however, the prices of many lower-rated debt securities has declined and the ratings of many initially higher-rated debt securities have fallen, indicating concerns that issuers of such securities might experience or are experiencing financial difficulties. At such times, the yields on lower-rated debt securities may rise dramatically, reflecting the risk that holders of such securities could lose a substantial portion of their value as a result of the issuer's financial restructuring or default.

      The market for lower-rated debt securities is generally thinner and less active than that for higher quality debt securities, which may limit a fund's ability to sell such securities at fair value. Judgment plays a greater role in pricing such securities than is the case for securities having more active markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market.

      In addition to ratings assigned to individual bond issues, each adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds and other debt securities in which a fund invests are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial conditions of the issuer, the size of the offering, the maturity of the obligation and its rating. There may be a wide variation in the quality of bonds, both within a particular classification and between classifications. A bond issuer's obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of bond issuers to meet their obligations for the payment of principal and interest. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) are analyzed by each fund's adviser to determine, to the extent possible, that the planned investment is sound.

      If an investment grade security purchased by a fund is subsequently given a rating below investment grade, the fund's adviser will consider that fact in determining whether to retain that security in the fund's portfolio, but is not required to dispose of it. If one rating agency has rated a security A or better and another agency has rated it below A, the fund's adviser may rely on the higher rating in determining to purchase or retain the security. Bonds rated A may be given a "+" or "-" by a rating agency. Bonds denominated A, A+ or A- are considered to be included in the rating A.

      Financial Services Fund may invest in foreign corporate debt securities denominated in U.S. dollars or foreign currencies. Foreign debt securities include Yankee dollar obligations (U.S. dollar denominated securities issued by foreign corporations and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated securities issued by foreign corporations and traded on foreign markets).

      Financial Services Fund may invest in the debt securities of governmental or corporate issuers in any rating category of the recognized rating services, including issues that are in default, and may invest in unrated debt obligations. Most foreign debt obligations are not rated. Corporate debt securities may pay fixed or variable rates of interest. These securities may be convertible into preferred or common equity, or may be bought as part of a unit containing common stock. Debt securities and securities convertible into common stock need not necessarily be of a certain grade as determined by rating agencies such as S&P or Moody's; however, the fund's adviser does consider such ratings in determining whether the security is an appropriate investment for the fund.

      Financial Services Fund may invest in securities that are in lower rating categories or are unrated if its adviser determines that the securities provide the opportunity of meeting the fund's objective without presenting excessive risk. The adviser will consider all factors it deems appropriate, including ratings, in making investment decisions for the fund and will attempt to minimize investment risks through diversification, investment analysis and monitoring of general economic conditions and trends. While the fund's adviser may refer to ratings, it does not rely exclusively on ratings, but makes its own independent and ongoing review of credit quality.

PREFERRED STOCK

      Each fund may purchase preferred stock as a substitute for debt securities of the same issuer when, in the opinion of its adviser, the preferred stock is more attractively priced in light of the risks involved. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer's assets, but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities. Under normal circumstances, preferred stock does not carry voting rights.

CONVERTIBLE SECURITIES

      A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield of nonconvertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities, but rank senior to common stock in a corporation's capital structure.

      The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted or exchanged into the underlying common stock. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that nonconvertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument, which may be less than the ultimate conversion or exchange value.

      Many convertible securities are rated below investment grade or, if unrated, are considered of comparable quality. American Leading Companies does not intend to purchase any convertible securities rated below BB by S&P or below Ba by Moody's or, if unrated, deemed by the fund's adviser to be of comparable quality. Moody's describes securities rated Ba as having "speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."

WHEN-ISSUED SECURITIES

      Each fund may enter into commitments to purchase securities on a when-issued basis. When a fund purchases securities on a when-issued basis, it assumes the risks of ownership at the time of the purchase, not at the time of receipt. However, the fund does not have to pay for the obligations until they are delivered to it, and no interest accrues to the fund until they are delivered. This is normally seven to 15 days later, but could be longer. Use of this practice would have a leveraging effect on a fund.

      American Leading Companies does not currently expect that its commitment to purchase when-issued securities will at any time exceed, in the aggregate, 5% of its net assets.

      When a fund commits to purchase a when-issued security, it will segregate cash or appropriate liquid securities in an amount at least equal in value to that fund's commitments to purchase when-issued securities.

      A fund may sell the securities underlying a when-issued purchase, which may result in capital gains or losses.

INDEXED SECURITIES (ALL FUNDS EXCEPT FINANCIAL SERVICES FUND)

      Indexed securities are securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities or other financial indicators. Indexed securities typically are debt securities or deposits whose value at maturity and/or coupon rate is determined by reference to a specific instrument or statistic. Indexed securities do not include mutual funds, exchange-traded funds, or other pooled investment vehicles that make investments designed to track the performance of a particular market index or other indicator. The performance of indexed securities fluctuates (either directly or inversely, depending upon the instrument) with the performance of the index, security, currency or other instrument to which they are indexed and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their value may substantially decline if the issuer's creditworthiness deteriorates. The value of some indexed securities varies according to a multiple of the underlying securities, and so will be more volatile than the underlying investments and may have a leverage like effect on the fund. Recent issuers of indexed securities have included banks, corporations and certain U.S. Government agencies. The U.S. Treasury issues securities whose principal value is indexed to the Consumer Price Index (also known as "Treasury Inflation-Indexed Securities"). A fund will purchase indexed securities only of issuers that its adviser determines present minimal credit risks and will monitor the issuer's creditworthiness during the time the indexed security is held. The adviser will use its judgment in determining whether indexed securities should be treated as short-term instruments, bonds, stock or as a separate asset class for purposes of each fund's investment allocations, depending on the individual characteristics of the securities. Each fund currently does not intend to invest more than 5% of its net assets in indexed securities. Indexed securities may fluctuate according to a multiple of changes in the underlying instrument or index and, in that respect, have a leverage-like effect on a fund.

SENIOR SECURITIES

      The 1940 Act prohibits the issuance of senior securities by a registered open-end fund with one exception. Each fund may borrow from banks, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings of the fund. Each fund's non-bank borrowings for temporary purposes only, in an amount not exceeding 5% of the value of the total assets of that fund at the time the borrowing is made, is not deemed to be an issuance of a senior security.

      There are various investment techniques that may give rise to an obligation of a fund to make a future payment about which the SEC has stated it would not raise senior security concerns, provided the fund maintains segregated assets or an offsetting position in an amount that covers the future payment obligation. Such investment techniques include, among other things, when-issued securities, forward contracts and repurchase agreements. The funds are permitted to engage in these techniques.

THE FOLLOWING INFORMATION APPLIES TO VALUE TRUST, SPECIAL INVESTMENT TRUST, AMERICAN LEADING COMPANIES, SMALL-CAP VALUE TRUST AND FINANCIAL SERVICES FUND:

SMALL AND MID-SIZED COMPANY STOCKS

      The advisers for Value Trust, Special Investment Trust, American Leading Companies, Small-Cap Value Trust and Financial Services Fund believe that the comparative lack of attention by investment analysts and institutional investors to small and mid-sized companies may result in opportunities to purchase the securities of such companies at attractive prices compared to historical or market price-earnings ratios, book value, return on equity or long-term prospects. Investing in the securities of smaller companies involves special risks. Among other things, the prices of securities of small and mid-sized companies generally are more volatile than those of larger companies; the securities of smaller companies generally are less liquid; and smaller companies generally are more likely to be adversely affected by poor economic or market conditions.

      It is anticipated that some of the portfolio securities of Value Trust, Special Investment Trust, American Leading Companies, Small-Cap Value Trust or Financial Services Fund may not be widely traded, and that a fund's position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult for a fund to dispose of such securities at prevailing market prices in order to meet redemptions. However, as a non-fundamental policy, each fund will not invest more than 15% of their respective net assets in illiquid securities.

      Investments in securities of companies with small and mid-sized market capitalizations are generally considered to offer greater opportunity for appreciation but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt fluctuations in market price than larger, more established companies. Smaller companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. In addition to exhibiting greater volatility, small and mid-sized company stocks may, to a degree, fluctuate independently of larger company stocks, i.e., small and mid-cap company stocks may decline in price as the prices of large company stocks rise or vice versa.

THE FOLLOWING INFORMATION APPLIES TO BALANCED TRUST AND FINANCIAL SERVICES FUND (UNLESS OTHERWISE INDICATED):

MORTGAGE-RELATED SECURITIES

      Mortgage-related securities provide capital for mortgage loans made to residential homeowners, including securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the funds) by various governmental, government-related and private organizations, such as dealers. The market value of mortgage-related securities will fluctuate as a result of changes in interest rates and mortgage rates.

      Interests in pools of mortgage loans generally provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities, such as securities issued by Ginnie Mae formerly Government National Mortgage Association, are described as "modified pass-through" because they entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, such as dealers, create pass-through pools of conventional residential mortgage loans. Such issuers also may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments with respect to such pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. A fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the persons creating the pools, the fund's adviser determines that the securities are an appropriate investment for the fund.

      Another type of security representing an interest in a pool of mortgage loans is known as a collateralized mortgage obligation ("CMO"). CMOs represent interests in a short-term, intermediate-term or long-term portion of a mortgage pool. Each portion of the pool receives monthly interest payments, but the principal repayments pass through to the short-term CMO first and to the long-term CMO last. A CMO permits an investor to more accurately predict the rate of principal repayments. CMOs are issued by private issuers, such as broker-dealers, and by government agencies, such as Fannie Mae and Freddie Mac. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage-backed securities. In addition, in the event of a bankruptcy or other default of a broker who issued the CMO held by a fund, the fund could experience both delays in liquidating its position and losses. Each fund may invest in CMOs in any rating category of the recognized rating services and may invest in unrated CMOs. Each fund may also invest in "stripped" CMOs, which represent only the income portion or the principal portion of the CMO. The values of stripped CMOs are very sensitive to interest rate changes; accordingly, these instruments present a greater risk of loss than conventional mortgage-backed securities.

      Each fund's adviser expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be second mortgages or alternative mortgage instruments (for example, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages). As new types of mortgage-related securities are developed and offered to investors, each fund's adviser will, consistent with the fund's investment objective and policies, consider making investments in such new types of securities. The Prospectus will be amended with any necessary additional disclosure prior to a fund investing in such securities.

      The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, a fund may experience a loss (if the price at which the respective security was acquired by the fund was at a premium over par, which represents the price at which the security will be redeemed upon prepayment) or a gain (if the price at which the respective security was acquired by the fund was at a discount from par). In addition, prepayments of such securities held by a fund will reduce the share price of the fund to the extent the market value of the securities at the time of prepayment exceeds their par value, and will increase the share price of the fund to the extent the par value of the securities exceeds their market value at the time of prepayment. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancing slows, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage securities is usually more pronounced than it is for other types of fixed-income securities.

      Government-related organizations, which issue mortgage-related securities, include GNMA, Fannie Mae and Freddie Mac. Securities issued by Ginnie Mae and Fannie Mae are fully modified pass-through securities, i.e., the timely payment of principal and interest is guaranteed by the issuer. Freddie Mac securities are modified pass-through securities, i.e., the timely payment of interest is guaranteed by Freddie Mac, principal is passed through as collected but payment thereof is guaranteed not later than one year after it becomes payable.

      In determining the dollar-weighted average maturity of the fixed-income portion of the portfolio, Bartlett, investment adviser to Balanced Trust, will follow industry practice in assigning an average life to the mortgage-related securities of the fund unless the interest rate on the mortgages underlying such securities is such that Bartlett believes a different prepayment rate is likely. For example, where a GNMA security has a high interest rate relative to the market, that Ginnie Mae security is likely to have a shorter overall maturity than a Ginnie Mae security with a market rate coupon. Moreover, Bartlett may deem it appropriate to change the projected average life for the fund's mortgage-related securities as a result of fluctuations in market interest rates and other factors.

      Financial Services Fund may invest no more than 5% of its net assets in mortgage-related securities.

U.S. GOVERNMENT OBLIGATIONS AND RELATED SECURITIES

      U.S. Government obligations include a variety of securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government or by various instrumentalities that have been established or sponsored by the U.S. Government. U.S. Treasury securities and securities issued by the GNMA and Small Business Administration are backed by the "full faith and credit" of the U.S. Government. Other U.S. Government obligations may or may not be backed by the "full faith and credit" of the U.S. Government. In the case of securities not backed by the "full faith and credit" of the U.S. Government, the investor must look principally to the agency issuing or guaranteeing the obligation (such as the Federal Farm Credit System, the Federal Home Loan Banks, Fannie Mae and Freddie Mac) for ultimate repayment and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitments.

      Participation interests in U.S. Government obligations are pro rata interests in such obligations which are generally underwritten by government securities dealers. Certificates of safekeeping for U.S. Government obligations are documentary receipts for such obligations. Both participation interests and certificates of safekeeping are traded on exchanges and in the OTC market.

      A fund may invest in U.S. Government obligations and related participation interests. In addition, a fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Government obligations. Such obligations are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including Treasury Receipts, Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"). Custodial receipts generally are not considered obligations of the U.S. Government for purposes of securities laws.

      U.S. Government obligations also include stripped securities, which are created by separating bonds issued or guaranteed by the U.S. Treasury into their principal and interest components and selling each piece separately (commonly referred to as IOs and POs). Stripped securities are more volatile than other fixed income securities in their response to changes in market interest rates. The value of some stripped securities moves in the same direction as interest rates, further increasing their volatility. A fund will consider all interest-only or principal-only fixed income securities as illiquid.

MUNICIPAL LEASE OBLIGATIONS (BALANCED TRUST ONLY)

      The municipal obligations in which the fund may invest include municipal leases and participation interests therein. These obligations, which may take the form of a lease, an installment purchase or a conditional sales contract, are issued by state and local governments and authorities in order to acquire land and a wide variety of equipment and facilities, such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Rather than holding such obligations directly, the fund may purchase a participation interest in a municipal lease obligation from a bank or other third party. A participation interest gives the fund a specified, undivided pro-rata interest in the total amount of the obligation.

      Municipal lease obligations have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits or public sale requirements. Leases, installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed inapplicable because of the inclusion in many leases and contracts of "non-appropriation" clauses providing that the governmental user has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

      In determining the liquidity of a municipal lease obligation, the fund's adviser will distinguish between simple or direct municipal leases and municipal lease-backed securities, the latter of which may take the form of a lease-backed revenue bond or other investment structure using a municipal lease-purchase agreement as its base. While the former may present special liquidity issues, the latter are based on a well-established method of securing payment of a municipal obligation. The fund's investment in municipal lease obligations and participation interests therein will be treated as illiquid unless the fund's adviser determines, pursuant to guidelines established by the Board of
Directors, that the security could be disposed of within seven days in the normal course of business at approximately the amount at which the fund has valued the security.

      An issuer's obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Code, and laws that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal obligations may be materially and adversely affected.

THE FOLLOWING INFORMATION APPLIES TO VALUE TRUST, SPECIAL INVESTMENT TRUST, BALANCED TRUST AND SMALL-CAP VALUE TRUST. (SMALL-CAP VALUE TRUST DOES NOT CURRENTLY INTEND TO INVEST IN FUTURES AND OPTIONS.) AS NOTED BELOW, FINANCIAL SERVICES FUND MAY INVEST IN FORWARD CURRENCY CONTRACTS.

OPTIONS, FUTURES AND OTHER STRATEGIES

      GENERAL. Each fund may invest in certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, "Financial Instruments") to attempt to enhance its income or yield or to attempt to hedge its investments. The strategies described below may be used in an attempt to manage a fund's foreign currency exposure (including exposure to the euro) as well as other risks of a fund's investments that can affect its net asset value. A fund's adviser may determine not to hedge particular risks, and a fund may be completely unhedged at any point in time. Each fund may utilize futures contracts and options to a limited extent. Specifically, a fund may enter into futures contracts and related options provided that not more than 5% of its net assets are required as a futures contract deposit and/or premium; in addition, a fund may not enter into futures contracts or related options if, as a result, more than 20% of the fund's total assets would be so invested.

      Generally, each fund may purchase and sell any type of Financial Instrument. However, as an operating policy, a fund will only purchase or sell a particular Financial Instrument if the fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured. Since each fund is authorized to invest in foreign securities, each fund may purchase and sell foreign currency and euro derivatives. However, a fund will only invest in foreign currency derivatives in connection with the fund's investment in securities denominated in that currency.

      Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund's portfolio. Thus, in a short hedge a fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

      Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a fund does not own a corresponding security and, therefore, the transaction does not relate to a security the fund owns. Rather, it relates to a security that the fund intends to acquire. If the fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund's portfolio is the same as if the transaction were entered into for speculative purposes.

      Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

      The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the "CFTC"). In addition, a fund's ability to use Financial Instruments may be limited by tax considerations. See "Additional Tax Information."

      In addition to the instruments, strategies and risks described below, the advisers expect to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the advisers develop new techniques, as regulatory authorities broaden the range of permitted transactions and as new

Financial Instruments or other techniques are developed. The advisers may utilize these opportunities to the extent that they are consistent with a fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. A fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The funds' Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

      SPECIAL RISKS. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1) Successful use of most Financial Instruments depends upon an adviser's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to increase return or reduce risk.

(2) When Financial Instruments are used for hedging purposes, there might be an imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

      Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

      Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from the imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

(3) If successful, the above-discussed hedging strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a fund entered into a short hedge because its adviser projected a decline in the price of a security in the fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not attempted to hedge at all.

(4) As described below, a fund might be required to maintain segregated assets as "cover" or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If a fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.

(5) A fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a fund.

      COVER. Transactions using Financial Instruments, other than purchased options, expose a fund to an obligation to another party. A fund will not enter into any such transactions unless it owns either (1) an offsetting ("covering") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets held in a segregated account with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate cash or liquid assets in the prescribed amount as determined daily.

      Assets used as cover cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a fund's assets for cover or segregation could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

      OPTIONS. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

      The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable a fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, a fund would suffer a loss.

      Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the fund will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid and Restricted Investments."

      Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid and Restricted Investments."

      The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

      Each  fund  may  effectively  terminate its right or obligation  under  an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration.

      A type of put that a fund may purchase is an "optional delivery standby commitment," which is entered into by parties selling debt securities to the fund. An optional delivery standby commitment gives a fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

      RISKS OF OPTIONS ON SECURITIES. Options offer large amounts of leverage, which will result in a fund's net asset value being more sensitive to changes in the value of the related instrument. Each fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a fund as well as the loss of any expected benefit of the transaction.

      Each fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a fund might be unable to close out an OTC option position at any time prior to its expiration.

      If a fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing transaction for a covered call option written by a fund could leave the fund unable to prevent material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

      OPTIONS ON INDICES. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When a fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund's exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

      RISKS OF OPTIONS ON INDICES. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when a fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

      Even if a fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a fund as the call writer will not learn that the fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

      If a fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, a fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

      OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Assets used as cover for OTC options may be considered illiquid as described under "Illiquid Investments and Restricted Securities."

      Generally, OTC foreign currency options used by each fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

      FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

      In addition, futures strategies can be used to manage the average duration of a fund's fixed-income portfolio. If an adviser wishes to shorten the average duration of a fund's fixed-income portfolio, the fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If an adviser wishes to lengthen the average duration of a fund's fixed-income portfolio, the fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

      No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

      Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of a fund's obligations to or from a futures broker. When a fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

      Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

      Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

      If a fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

      RISKS OF FUTURES CONTRACTS AND OPTIONS THEREON. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous
than  margin  requirements  in  the  securities  market.   Therefore,  increased
participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by an adviser may still not result in a successful transaction. An adviser may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

      INDEX FUTURES. The risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund's portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index futures moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, a fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, a fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a fund has sold index futures contracts to hedge against decline in the market, the overall market may advance and the value of the particular securities held in the portfolio may decline. If this occurred, the fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

      Where index futures are purchased to hedge against a possible increase in the price of securities before a fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

                                    * * * * *

      To the extent that a fund enters into futures contracts, options on futures contracts and/or options on foreign currencies traded on a CFTC-regulated exchange, in each case in which such transactions are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, i.e., exercise price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of a fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

      FOREIGN CURRENCY HEDGING STRATEGIES -- SPECIAL CONSIDERATIONS. Each fund may use options and futures contracts on foreign currencies (including the euro), as described above and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which that fund's securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

      Each fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the value of which the fund's adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

      The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

      There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

      Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

      FORWARD CURRENCY CONTRACTS. Each fund, including Financial Services Fund, may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

      Such transactions may serve as long hedges; for example, a fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, a fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a foreign currency.

      Each fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for U.S. dollars to hedge against possible declines in the euro's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

      The cost to a fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction. Each fund will deal only with banks, broker-dealers or other financial institutions that the adviser deems to be of high quality and to present minimum credit risk. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities each fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

      As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, a fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account.

      The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a fund might need to purchase or sell foreign currencies in the spot (i.e., cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

      Successful use of forward currency contracts depends on an adviser's skill in analyzing and predicting currency values. Forward currency contracts may substantially change a fund's exposure to changes in currency exchange rates and could result in losses to the fund if currencies do not perform as the fund's adviser anticipates. There is no assurance that an adviser's use of forward currency contracts will be advantageous to the fund or that the adviser will hedge at an appropriate time.

      Although each fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Each fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

      COMBINED POSITIONS. Each fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position. For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

      TURNOVER. Each fund's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

      SWAPS, CAPS, FLOORS AND COLLARS. Each fund may enter into swaps, caps, floors and collars to attempt to increase the fund's return, to attempt to preserve a return or a spread on a particular investment or portion of its portfolio, or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. A swap involves the exchange by a fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and a floor.

      Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield because, and to the extent, these agreements affect the fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

      Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if a fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options.

      The creditworthiness of firms with which a fund enters into swaps, caps, floors or collars will be monitored by its adviser. If a firm's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction.

      The net amount of the excess, if any, of a fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the fund's custodian that satisfies the requirements of the 1940 Act. A fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the fund. The advisers and the funds believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a fund's borrowing or the restriction on senior securities. Each fund understands that the position of the SEC is that assets involved in swap transactions are illiquid and are, therefore, subject to the limitations on investing in illiquid investments. See "ILLIQUID INVESTMENTS AND RESTRICTED SECURITIES."

THE FOLLOWING INFORMATION APPLIES TO ALL FUNDS UNLESS OTHERWISE INDICATED:

REPURCHASE AGREEMENTS

      When cash is temporarily available, or for temporary defensive purposes, each fund may invest without limit in repurchase agreements and money market instruments, including high-quality short-term debt securities. A repurchase agreement is an agreement under which either U.S. Government obligations or other high-quality liquid debt securities are acquired from a securities dealer or bank subject to resale at an agreed-upon price and date. The securities are held for each fund by a custodian bank as collateral until resold and will be supplemented by additional collateral if necessary to maintain a total value equal to or in excess of the value of the repurchase agreement. Each fund bears a risk of loss if the other party to a repurchase agreement defaults on its obligations and the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, which may decline in value in the interim. The funds will enter into repurchase agreements only with financial institutions determined by each fund's adviser to present minimal risk of default during the term of the agreement.

      Repurchase agreements are usually for a term of one week or less but may be for longer periods. Repurchase agreements maturing in more than seven days may be considered illiquid. A fund will not enter into repurchase agreements of more than seven days' duration if more than 15% of its net assets would be invested in such agreements and other illiquid investments. To the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, a fund might suffer a loss. If bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a fund could be delayed or limited. However, each fund's adviser monitors the creditworthiness of parties with which the fund may enter into repurchase agreements to minimize the prospect of such parties becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement.

      When a fund enters into a repurchase agreement, it will obtain as collateral from the other party securities equal in value to at least the repurchase amount including the interest factor. Such securities will be held for that fund by a custodian bank or an approved securities depository or book-entry system.

      In determining its status as a diversified fund, each fund, in accordance with SEC rules and staff positions, considers investment in a fully collateralized repurchase agreement to be equivalent to investment in the collateral.

SECURITIES LENDING

      Each fund may lend portfolio securities to brokers or dealers in corporate or government securities, banks or other recognized institutional borrowers of securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of the securities loaned, is continuously maintained by the borrower with the fund's custodian. During the time the securities are on loan, the borrower will pay the fund an amount equivalent to any dividends or interest paid on such securities, and the fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from the borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the fund or the borrower. Each fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. Each fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The risks of securities lending are similar to those of repurchase agreements. Each fund except Financial Services Fund presently does not intend to lend more than 5% of its portfolio securities at any given time. For Financial Services Fund, no loans will be made if, as a result, the aggregate amount of such loans would exceed 25% of the fund's total assets.

MUNICIPAL OBLIGATIONS

      Municipal obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from federal income tax. A fund may invest no more than 5% of its net assets in municipal obligations (including participation interests). Municipal obligations are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. Municipal obligations consist of tax-exempt bonds, tax-exempt notes and tax-exempt commercial paper. Tax-exempt notes generally are used to provide short-term capital needs and generally have maturities of one year or less. Tax-exempt commercial paper typically represents short-term, unsecured, negotiable promissory notes.

      The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Private activity bonds are a specific type of revenue bond backed by the credit of the private issuer of the facility, and therefore investments in these bonds have more potential risk that the issuer will not be able to meet scheduled payments of principal and interest.

ZERO COUPON AND PAY-IN-KIND BONDS (ALL FUNDS EXCEPT FINANCIAL SERVICES FUND)

      Corporate debt securities and municipal obligations include so-called "zero coupon" bonds and "pay-in-kind" bonds. A fund may invest no more than 5% of its net assets in either zero coupon bonds or pay-in-kind bonds. Zero coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of zero coupon and pay-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds that make regular payments of interest. Both of these types of bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds that make regular payments of interest. Even though zero coupon and pay-in-kind bonds do not pay current interest in cash, a fund holding those bonds is required to accrue interest income on such investments and may be required to distribute that income at least annually to shareholders. Thus, a fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

DIRECT INVESTMENT IN MORTGAGES

      Mortgage-related securities include investments made directly in mortgages secured by real estate. When a fund makes a direct investment in mortgages, the fund, rather than a financial intermediary, becomes the mortgagee with respect to such loans purchased by the fund. Direct investments in mortgages are normally available from lending institutions which group together a number of mortgages for resale (usually from 10 to 50 mortgages) and which act as servicing agent for the purchaser with respect to, among other things, the receipt of principal and interest payments. (Such investments are also referred to as "whole loans.") The vendor of such mortgages receives a fee from the purchaser for acting as servicing agent. The vendor does not provide any insurance or guarantees covering the repayment of principal or interest on the mortgages. A fund will invest in such mortgages only if its adviser has determined through an examination of the mortgage loans and their originators that the purchase of the mortgages should not present a significant risk of loss to the fund. Investments in whole loans may be illiquid. Whole loans also may present a greater risk of prepayment because the mortgages so acquired are not diversified as are interests in larger pools.

FLOATING AND VARIABLE RATE OBLIGATIONS

      Fixed-income securities may be offered in the form of floating and variable rate obligations. A fund may invest no more than 5% of its net assets in floating and variable rate obligations, respectively. Floating rate obligations have an interest rate which is fixed to a specified interest rate, such as bank prime rate, and is automatically adjusted when the specified interest rate changes. Variable rate obligations have an interest rate which is adjusted at specified intervals to a specified interest rate. Periodic interest rate adjustments help stabilize the obligations' market values.

      A fund may purchase these obligations from the issuers or may purchase participation interests in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations usually carry demand features that permit a fund to sell the obligations back to the issuers or to financial intermediaries at par value plus accrued interest upon short notice at any time or prior to specific dates. The inability of the issuer or financial intermediary to repurchase an obligation on demand could affect the liquidity of a fund's portfolio. Frequently, obligations with demand features are secured by letters of credit or comparable guarantees. Floating and variable rate obligations which do not carry unconditional demand features that can be exercised within seven days or less are deemed illiquid unless the Board of Directors determines otherwise. Each fund's investment in illiquid floating and variable rate obligations would be limited to the extent that it is not permitted to invest more than 15% of the value of its net assets in illiquid investments.

SECURITIES OF OTHER INVESTMENT COMPANIES

      The funds may invest in the securities of other investment companies, including open-end mutual funds, closed-end funds, unit investment trusts, private investment companies and offshore investment companies. An investment in an investment company involves risks similar to those of investing directly in the investment company's portfolio securities, including the risk that the value of the portfolio securities may fluctuate in accordance with changes in the financial condition of their issuers, the value of stocks and other securities generally, and other market factors.

      In addition, investing in the securities of other investment companies involves certain other risks, costs, and expenses for that fund. If a fund invests in another investment company, the fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company, which are in addition to the advisory fees and other operational expenses incurred by the fund. In addition, a fund could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security. An investment in the shares of a closed-end investment company may also involve the payment of a substantial premium over, while sales of such shares may be made at a substantial discount from, the net asset value of the issuers' portfolio securities.

      The  funds  may  also  invest  in  the  securities  of private  investment companies, including "hedge funds." As with investments in other investment companies, if a fund invests in a private investment company, the fund will be charged its proportionate share of the advisory fees and other operating expenses of such company. These fees, which can be substantial, would be in addition to the advisory fees and other operating expenses incurred by the fund. In addition, private investment companies are not registered with the SEC and may not be registered with any other regulatory authority. Accordingly, they are not subject to certain regulatory requirements and oversight to which registered issuers are subject. There may be very little public information available about their investments and performance. Moreover, because sales of shares of private investment companies are generally restricted to certain qualified purchasers, such shares may be illiquid and it could be difficult for a fund to sell its shares at an advantageous price and time. Finally, because shares of private investment companies are not publicly traded, a fair value for a fund's investment in these companies typically will have to be determined under policies approved by the Board of Directors.

      The 1940 Act provides that the funds may not purchase or otherwise acquire the securities of other investment companies (as defined in the 1940 Act) if, as a result of such purchase or acquisition, it would own: (i) more than 3% of the total outstanding voting stock of the acquired investment company; (ii) securities issued by any one investment company having a value in excess of 5% of the fund's total assets; or (iii) securities issued by all investment companies having an aggregate value in excess of 10% of the fund's total assets.

      The funds will invest in the securities of other investment companies, including private investment companies, when, in the adviser's judgment, the potential benefits of the investment justify the expense and risk of investing in such investment companies.

SECURITIES OF EXCHANGE-TRADED FUNDS

      The funds may invest in the securities of exchange-traded funds ("ETFs"). ETFs are ownership interests in unit investment trusts, depositary receipts, and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (the "Underlying Assets"). The Underlying Assets are typically selected to correspond to the securities that comprise a particular broad based, sector or international index, or to provide exposure to a particular industry sector or asset class. An investment in an ETF involves risks similar to investing directly in the Underlying Assets, including the risk that the value of the Underlying Assets may fluctuate in accordance with changes in the financial condition of their issuers, the value of securities, and other financial instruments generally, and other market factors.

      The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of income, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF.

      If an ETF is a registered investment company (as defined above), the limitations applicable to a fund's ability to purchase securities issued by other investment companies will apply.

THE FOLLOWING INFORMATION APPLIES TO FINANCIAL SERVICES FUND ONLY:

SECURITIES IN THE FINANCIAL SERVICES INDUSTRY

      Other than the financial services industry, the fund will not invest more than 25% of its total assets in a particular industry. Because of concentration, Financial Services Fund may be especially subject to risks affecting the financial services sector.

      Companies in the financial services industry include regional and money center banks, securities brokerage firms, asset management companies, savings banks and thrift institutions, specialty finance companies (e.g., credit card, mortgage providers), insurance and insurance brokerage firms, government sponsored agencies (e.g., Ginnie Mae), financial conglomerates and foreign banking and financial services companies.

      The financial services industry is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations in the U.S. have included insurance, finance, banking and/or securities brokerage under single ownership. Moreover, Congress repealed the federal laws generally separating commercial and investment banking, and the services offered by banks are likely to expand. While providing diversification, expanded powers could expose banks to well-established competitors, particularly as the historical distinctions between banks and other financial institutions erode. Increased competition may also result from the broadening of regional and national interstate banking powers, which has already reduced the number of publicly traded regional banks. In addition, certain industry members have been subject to regulatory and criminal actions due to undue influence of one part of their business on another, such as claims that investment banking concerns have influenced their securities research and recommendations.

      Banks, savings and loan associations and finance companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make and the interest rates and fees they can charge. The profitability of these groups is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. In addition, general economic conditions are important to the operations of these concerns, with exposure to credit losses resulting from possible financial difficulties of borrowers potentially having an adverse effect.

      Finance companies can be highly dependent upon access to capital markets and any impediments to such access, such as adverse overall economic conditions or a negative perception in the capital markets of a finance company's financial condition or prospects, could adversely affect its business.

      Insurance companies are likewise subject to substantial governmental regulation, predominately at the state level, and may be subject to severe price competition. The performance of the fund's investments in insurance companies will be subject to risk from several additional factors. The earnings of insurance companies will be affected by, in addition to general economic conditions, pricing (including severe pricing competition from time to time), claims activity, and marketing competition. Particular insurance lines will also be influenced by specific matters. Property and casualty insurer profits may be affected by certain weather catastrophes, terrorism and other disasters. Life and health insurer profits may be affected by mortality and morbidity rates. Individual companies may be exposed to material risk, including reserve inadequacy, problems in investment portfolios (due to real estate or "junk" bond holdings, for example), and the inability to collect from reinsurance carriers. Insurance companies are subject to extensive governmental regulation, including the imposition of maximum rate levels, which may not be adequate for some lines of business. Proposed or potential anti-trust or tax law changes also may affect adversely insurance companies' policy sales, tax obligations and profitability.

      Companies engaged in stock brokerage, commodity brokerage, investment banking, investment management, or related investment advisory services are closely tied economically to the securities and commodities markets and can suffer during a decline in either. These companies also are subject to the regulatory environment and changes in regulations such as proposals to screen financial analysts from investment banking within financial conglomerates, pricing pressure, the availability of funds to borrow and interest rates.

                           ADDITIONAL TAX INFORMATION

      The following is a general summary of certain federal tax considerations affecting each fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information regarding any federal, state, local or foreign taxes that may apply to them.

GENERAL

      For federal tax purposes, each fund is treated as a separate corporation. To continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), a fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income, the excess of net short-term capital gain over net long-term capital loss, and any net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) ("Distribution Requirement") and must meet several
additional  requirements.   For  each  fund,  these  requirements  include   the
following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers the fund controls that are determined to be engaged in the same, similar or related trades or businesses.

      By qualifying for treatment as a RIC, a fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If any fund failed to qualify for that treatment for any taxable year, (1) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (taxable as ordinary income, except that, for individual shareholders, the part of those dividends that is "qualified dividend income," (as described in the Prospectus) is taxable as net capital gain, at a maximum federal income tax rate of 15%) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

      Each fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

DIVIDENDS AND OTHER DISTRIBUTIONS AND REDEMPTION OF SHARES

      Dividends and other distributions a fund declares in December of any year that are payable to its shareholders of record on a date in that month will be deemed to have been paid by the fund and received by the shareholders on December 31 if the fund pays the distributions during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

      A portion of the dividends from each fund's investment company taxable income (whether paid in cash or reinvested in fund shares) may be eligible for
(1) the 15% maximum rate of federal income tax applicable to "qualified dividend income" that individual shareholders receive in taxable years beginning before January 1, 2011 and (2) the dividends-received deduction allowed to corporations. The eligible portion for purposes of the 15% rate for any fund may not exceed the aggregate dividends the fund receives from most domestic corporations and certain foreign corporations, whereas only dividends a fund receives from domestic corporations are eligible for purposes of the dividends-received deduction. However, dividends a corporate shareholder receives and deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. A fund's distributions of net capital gain ("capital gain distributions") do not qualify for the dividends-received deduction.

      If fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or other distribution, the investor will pay full price for the shares and receive some portion of the price back as a taxable distribution.

      Capital gain distributions a fund makes that are attributable to any net capital gain it recognizes on sales or exchanges of capital assets through its last taxable year beginning before January 1, 2011, will be subject to federal income tax at a maximum rate of 15% for individual shareholders. In addition, any capital gain an individual shareholder realizes on a redemption before that date of his or her fund shares held for more than one year will qualify for that maximum rate.

FOREIGN SECURITIES

      FOREIGN TAXES. Dividends and interest a fund receives, and gains it realizes, from foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

      PASSIVE FOREIGN INVESTMENT COMPANIES. Each fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock of a PFIC or of any gain on disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the 15% maximum federal income tax rate applicable to individuals' "qualified dividend income."

      If a fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the fund would be required to include in income each taxable year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which the fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the QEF did not distribute those earnings and gain to the fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

      Each fund may elect to "mark-to-market" its stock in any PFIC that is publicly traded or otherwise marketable. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a fund's adjusted basis therein as of the end of that year. Pursuant to the election, a fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock a fund included in income for prior taxable years under the election. A fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

      FOREIGN CURRENCIES. Gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) on the disposition of a debt security denominated in foreign currency that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to fluctuations in exchange rates between the time a fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a fund's investment company taxable income to be distributed to its shareholders, as ordinary income, rather than affecting the amount of its net capital gain.

OPTIONS, FUTURES AND FOREIGN CURRENCY CONTRACTS

      The use of Financial Instruments, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) -- and gains from options, futures and forward currency contracts a fund derives with respect to its business of investing in securities or foreign currencies there from will be treated as qualifying income under the Income Requirement.

      Some futures, foreign currency contracts and "non-equity" options (i.e., certain listed options, such as those on a "broad-based" securities index) in which a fund may invest will be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts a fund holds at the end of its taxable year, other than contracts with respect to which it has made a "mixed straddle" election, must be "marked-to-market" (that is, treated as having been sold for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on those deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount a fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a fund recognizes, without in either case increasing the cash available to it. A fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

      When a covered call option written (sold) by a fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option. When a covered call option written by a fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

      Code section 1092 (dealing with straddles) also may affect the taxation of Financial Instruments in which a fund may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward currency contracts are positions in personal property. Under section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to a transaction where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a fund makes certain elections, the amount, character and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a fund of straddle transactions are not entirely clear.

OTHER

      If a fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract a fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any funds' transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

ORIGINAL ISSUE DISCOUNT AND PAY-IN-KIND SECURITIES

      Each fund may purchase zero coupon or other debt securities issued with original issue discount ("OID"). As a holder of those securities, a fund must include in its income the OID that accrues thereon during the taxable year, even if it receives no corresponding payment on the securities during the year. Similarly, a fund must include in its gross income securities it receives as "interest" on pay-in-kind securities. Because each fund annually must distribute substantially all of its investment company taxable income, including any OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A fund may realize capital gains or losses from those dispositions, which would increase or decrease its investment company taxable income and/or net capital gain.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

      If your check to purchase shares is not honored by the institution on which it is drawn, you may be subject to extra charges in order to cover collection costs. These charges may be deducted from your shareholder account.

FUTURE FIRST (R) SYSTEMATIC INVESTMENT PLAN

     The Future First (R) Systematic Investment Plan ("Future First") is available to those Primary Class shareholders who own shares directly with the funds. You should contact your financial adviser to determine if it offers similar services.

      If you invest in Primary Class shares, the Prospectus explains that you may buy additional shares through Future First. Under this plan you may arrange for automatic monthly investments in Primary Class shares of $50 or more by authorizing Boston Financial Data Services ("BFDS"), each fund's transfer agent, to transfer funds each month from your checking/savings account, or another Legg Mason fund to be used to buy additional shares. The appropriate fund will send you an account statement monthly. The transfer will also be reflected on your regular checking account statement. You may terminate Future First at any time without charge or penalty.

SYSTEMATIC WITHDRAWAL PLAN

      The Systematic Withdrawal Plan is available to those shareholders who own shares directly with the funds, excluding those shares held in individual retirement accounts ("IRAs") or Coverdell Education Savings Accounts ("Coverdell ESAs"). You should contact your financial adviser to determine if it offers a similar service.

Primary Class Shareholders
--------------------------

      Primary Class shareholders having an account with a net asset value of $5,000 or more may elect to make withdrawals of a minimum of $50 on a monthly basis. There are two ways to receive payment of proceeds of redemptions made through the Systematic Withdrawal Plan: (1) Check mailed by the funds' transfer agent -- fund shares will be redeemed on the 25th of each month or the next business day and a check for the proceeds will be mailed within three business days; or (2) ACH to checking or savings account -- redemptions of fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. You may change the monthly amount to be paid to you without charge by notifying the appropriate fund. You may terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by contacting the funds. Each fund, its transfer agent, and LMIS also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

Institutional and Financial Intermediary Class Shareholders
-----------------------------------------------------------

      Shareholders of a fund's Institutional Class or Financial Intermediary Class shares with an initial net asset value of $1,000,000 or more are eligible to participate in the Legg Mason Institutional Funds Systematic Withdrawal Plan. Receipt of payment of proceeds of redemptions made through the Systematic Withdrawal Plan will be wired through ACH to your checking or savings account - redemptions of fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. Requests must be made in writing to Legg Mason Institutional Funds to participate in, change or discontinue the Systematic Withdrawal Plan. You may change the monthly amount to be paid to you or terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by notifying Legg Mason Investor Services - Institutional. Each fund, its transfer agent, and Legg Mason Investor Services - Institutional also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

In General
----------

The amounts paid to you each month are obtained by redeeming sufficient shares from your account to provide the withdrawal amount that you have specified.

Redemptions will be made at the net asset value per share determined as of the close of regular trading on the New York Stock Exchange ("Exchange") (normally 4:00 p.m., Eastern time) on the day corresponding to the redemption option designated by the investor. If the Exchange is not open for business on that day, the shares will be redeemed at the per share net asset value determined as of the close of regular trading on the Exchange on the next day the Exchange is open. If the redemption option designated is the last day of the month and the Exchange is not open for business on that day, the shares will be redeemed at the per share net asset value determined as of the previous day the Exchange was open.

Withdrawal payments are treated as a sale of shares rather than as a dividend or other distribution. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of your original investment may be correspondingly reduced.

Ordinarily, you should not purchase additional shares of the fund in which you have an account if you maintain a Systematic Withdrawal Plan, because there are tax disadvantages associated with such purchases and withdrawals. No fund will knowingly accept purchase orders from you for additional shares if you maintain a Systematic Withdrawal Plan unless your purchase is equal to at least one year's scheduled withdrawals. In addition, Primary Class shareholders who maintain a Systematic Withdrawal Plan may not make periodic investments under Future First.

OTHER INFORMATION REGARDING REDEMPTIONS

      Each fund reserves the right to modify or terminate the wire, telephone or Internet redemption services, as applicable to that fund, described in the Prospectus and this SAI at any time.

      The date of a payment for redemption may not be postponed for more than seven days, and the right of redemption may not be suspended by a fund or its distributor, except (i) for any periods during which the Exchange is closed (other than for customary weekend and holiday closings), (ii) when trading in markets a fund normally utilizes is restricted, or an emergency, as defined by rules and regulations of the SEC, exists, making disposal of that fund's investments or determination of its net asset value not reasonably practicable, or (iii) for such other periods as the SEC by regulation or order may permit for protection of a fund's shareholders. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted.

      Foreign securities markets may be open for trading on days when the funds are not open for business. The net asset value of fund shares may be significantly affected on days when investors do not have access to their respective fund to purchase and redeem shares.

      Clients of certain financial intermediaries that maintain omnibus accounts with the funds' transfer agent may obtain shares through those financial intermediaries. Such financial intermediaries may receive payments from the funds' distributor for account servicing, and may receive payments from their clients for other services performed. Investors may be able to purchase shares from LMIS without receiving or paying for such other services.

REDEMPTION IN-KIND

      Each fund reserves the right, under certain conditions, to honor any request for a redemption by making payment in whole or in part by securities valued in the same way as they would be valued for purposes of computing that fund's net asset value per share. Because redemption in-kind may be used at times of unusual illiquidity in the markets, these valuation methods may include fair value estimations. If payment is made in securities, a shareholder should expect to incur brokerage expenses in converting those securities into cash and the market price of those securities will be subject to fluctuation until they are sold. Each fund does not redeem "in-kind" under normal circumstances, but would do so where its adviser determines that it would be in the best interests of that fund's shareholders as a whole. A redemption in-kind may be considered the sale of securities by the fund to the party receiving the securities (except for tax purposes). Redemptions in-kind will not be done with LMIS or other affiliated persons of the fund except as permitted by SEC rules or orders, or other interpretive guidance from regulators.

TRANSFERRING LEGG MASON FUND SHARES TO ANOTHER SECURITIES DEALER OR OTHER FINANCIAL INTERMEDIARY

      You may transfer fund shares only to an account with another securities dealer or other financial intermediary that has entered into an agreement with the distributor or one of its affiliates with respect to the particular fund. Some dealers and intermediaries may have agreements with LMIS or one of its affiliates with respect to some funds and not others. Depending on the dealer or intermediary to which you transfer the shares, certain shareholder services may not be available for the transferred shares. After the transfer, you may purchase additional fund shares. All future trading of particular fund shares, including exchanges, is subject to the rules of the dealer or intermediary and its continued agreement with the distributor that permits such trading.

      You should contact your securities dealer, financial intermediary or the fund for further information on transferring fund shares.

                            VALUATION OF FUND SHARES

      Net asset value of a fund's shares is determined daily for each class as of the close of regular trading on the Exchange, on every day the Exchange is open, by dividing the value of the total assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. Pricing will not be done on days when the Exchange is closed. The Exchange currently observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. As described in the Prospectus, securities for which market quotations are readily available are valued at current market value. Securities traded on an exchange are normally valued at last sale prices. Securities traded on The Nasdaq Stock Market, Inc. ("Nasdaq") are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. Other OTC securities, and securities traded on exchanges for which there is no sale on a particular day (including debt securities), are valued at the mean of latest closing bid and asked prices. A fund values its foreign securities in U.S. dollars on the basis of foreign currency exchange rates prior to the close of trading on the Exchange, generally, 2:00 p.m. Eastern time. Fixed-income securities generally are valued using market quotations or independent pricing services. All other securities are valued at fair value as determined under procedures approved by each Board of Directors. The funds may also use fair value pricing instead of market quotations to value securities if, because of special circumstances, a fund believes fair value pricing would more accurately reflect the price it expects to realize on a current sale of the securities. Premiums received on the sale of put or call options are included in the net asset value of each class, and the current market value of options sold by a fund will be subtracted from net assets of each class.

DISCLOSURE OF PORTFOLIO HOLDINGS

      Each Board of Directors has adopted the following policy with respect to the disclosure of each fund's portfolio holdings. Each Board of Directors believes the policy is in the best interests of the funds and their shareholders and that it strikes an appropriate balance between the desire of investors for information about the funds' portfolio holdings and the need to protect the funds from potentially harmful disclosures. The extent of these disclosures and when they will be made was reviewed and approved by each Board of Directors upon the recommendations of the funds' investment advisers. Each Board of Directors will be provided with reports regarding any determinations made by the Chief Legal Officer pursuant to the policy and any other material issues arising under the policy and can exercise oversight over the operation of the policy.

      POLICY. Except as described below, no portfolio holdings information of a fund shall be provided to any individual, investor, or other person or entity unless specifically authorized by the Chief Legal Officer or a person authorized by the Chief Legal Officer.

      PUBLIC DISCLOSURE OF PORTFOLIO HOLDINGS. Each fund distributes complete portfolio holdings information to its shareholders through semi-annual and annual reports first mailed to shareholders within sixty days after period ends. Such semi-annual and annual reports are also made available to the public through postings at the same time on the Legg Mason Funds' website at www.leggmasonfunds.com. Additionally, complete portfolio holdings information is filed with the SEC on Form N-Q for the first and third quarters of the funds' fiscal year. Each of the Corporation's reports and their Form N-Q filings are available at the website of the SEC at http://www.sec.gov.

      Complete portfolio holdings information as of quarter-end may be disclosed no sooner than the last business day of the month following such quarter-end, provided that such information has been made available to the public through postings on the Legg Mason Funds' website at least one day previously.

      Partial information concerning each fund's portfolio holdings (such as top ten holdings) may be provided to shareholders and other persons in fact sheets and other formats on a monthly or quarterly basis no sooner than 11 business days after quarter or month end, provided that such information has been made available to the public through postings on the Legg Mason Funds' website at least one day previously.

      Complete or partial portfolio holdings information may be included in responses to Requests for Proposal, Pitch Books or similar marketing materials, provided that such information is based only on the latest portfolio holdings information publicly available in accordance with the funds' policy.

      NON-PUBLIC DISSEMINATION OF PORTFOLIO HOLDINGS INFORMATION. From time to time, portfolio holdings that are not publicly available may be required by third parties in order to perform various services for the fund. Such entities may be provided with information more current than the latest publicly-available portfolio holdings only if the Chief Legal Officer determines that 1) more current information is necessary in order for the third party to complete its task, 2) the fund has a legitimate need for disclosing the information, and 3) the third party has agreed in writing (or is otherwise required by virtue of a written code of ethics, professional responsibility, governmental or SRO rules or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s), and not to trade securities on the basis of the information. No consideration may be received by any party for providing non-public portfolio holdings information to any third party, except consideration received by each fund in connection with the services being provided to it by the third party which receives the non-public information. The adviser and its affiliates shall not be deemed to have received consideration solely by the fact that services provided to each fund may result in sales of fund shares.

   At  the  present time, the Corporation's have ongoing arrangements  with  the
following  parties   to   provide   them   with  non-public  portfolio  holdings
information:

   Service Providers:

   State Street Bank and Trust Company - Information is provided daily with no time lag.

   PricewaterhouseCoopers LLP - Information is provided as needed with no time lag.

   Kirkpatrick & Lockhart Nicholson Graham LLP - Information is provided with Board of Directors materials approximately four to six weeks after quarter-end and may be provided at other times as needed with no time lag.

   Institutional Shareholder Services - Information is provided daily with no time lag.

   Other Third Parties:

   Lipper Analytical Services Corporation - Information is provided quarterly with a time lag of five business days.

   Russell/Mellon Analytical Services - Information is provided monthly with a time lag of 3 business days.

      In all cases, the party receiving the information has agreed in writing (or is otherwise required by virtue of a written code of ethics, professional responsibility, governmental or SRO rules or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of such information.

      Additionally, each fund may occasionally reveal certain of its current portfolio holdings information to broker-dealers in connection with that broker-dealer executing securities transactions on behalf of the fund. In such a case, a fund does not enter into a formal confidentiality agreement with the broker-dealer but relies on the broker-dealer's obligations based on statutes, rules, and fiduciary obligations, not to trade based on the information or otherwise use it improperly. The fund would not continue to conduct business with a broker dealer whom the adviser believed was misusing the disclosed information.

      Each Board of Directors, officers, and certain LMIS employees, including funds accounting, legal, compliance, marketing, administrative personnel and members of certain LMIS committees or groups, have access to each fund's portfolio holdings information prior to the time it is made public. All such persons are subject to a Code of Ethics that requires that portfolio holdings information be kept confidential and that they not trade securities on the basis of such information.

      Each fund may also provide certain information (other than complete portfolio holdings) as set forth in paragraphs 1 and 2 below that is related to each fund's portfolio holdings or derived from each fund's portfolio holdings to individual and institutional shareholders, prospective shareholders, intermediaries working on behalf of these persons (including consultants and fiduciaries of 401(k) plans), and the media even if the information has not been made publicly available on the Legg Mason Funds' website or in other published form, so long as the Chief Legal Officer determines that the fund has a legitimate business purpose for disclosing the information and the dissemination cannot reasonably give the recipient an advantage in trading fund shares or in any other way harm the fund or its shareholders.

      1. A small number of portfolio holdings (including information that a fund no longer holds a particular security). However, information about a security may not be released if it could reasonably be seen to interfere with the current or future purchase or sale activities of the fund or is contrary to applicable law. In this respect, information about intended or ongoing transactions may not be released. However, such disclosure may not be made pursuant to ongoing arrangements with third parties to make such information available.

      2. General information about the portfolio holdings that cannot be used to determine the fund's portfolio holdings or any portion thereof. This would include such characteristics of the fund as portfolio volatility, median capitalization, percentages of international and domestic securities, sector allocations, yields, performance attribution, types of bonds, term structure exposure, bond maturities, and duration.

      The  Chief  Legal  Officer  may  authorize  another  person  to  make  the determinations required under this policy. If consistent with the best interests of the fund and its shareholders, such determinations (whether made by the Chief Legal Officer or his/her designee) do not necessarily need to be made each time the information is disclosed. For example, such determinations may be made with respect to general categories or information or a particular type of information disclosed to a particular third party or category of third party.

               TAX-DEFERRED QUALIFIED PLANS - PRIMARY CLASS SHARES

      Investors may invest in Primary Class shares of a fund through IRAs, simplified employee pension plans ("SEPs"), savings incentive match plans for employees ("SIMPLES"), other qualified retirement plans and Coverdell ESAs (collectively, "qualified plans"). In general, income earned through the investment of assets of qualified plans is not taxed to their beneficiaries until the income is distributed to those beneficiaries (or, in the case of Roth IRAs and Coverdell ESAs, not at all if certain conditions are satisfied). Investors who are considering establishing a qualified plan should consult their attorneys or other tax advisers with respect to individual tax questions. Please consult your financial adviser for further information with respect to these plans.

INDIVIDUAL RETIREMENT ACCOUNT - IRA

      TRADITIONAL IRA. Certain Primary Class shareholders who receive compensation, including earnings from self-employment, may establish and make contributions to an IRA. Your IRA contributions can be tax-deductible if neither you nor your spouse is an active participant in a qualified employer or government retirement plan. If you or your spouse is an active participant in such a plan, your IRA contribution may be deductible, in whole or in part, depending on the amount of your and your spouse's combined adjusted gross income. In addition, all earnings grow tax-deferred until withdrawn, at which point distributions are taxed as ordinary income to you, usually after age 59 1/2, when you may be in a lower tax bracket. Withdrawals made before age 59 1/2 are generally subject to a 10% penalty.

      ROTH IRA. Unlike a traditional IRA, a Roth IRA is only available to individuals who meet certain "modified adjusted gross income" (MAGI) limitations. Under certain circumstances, a traditional IRA may be converted to a Roth IRA; these conversions are, however, subject to federal income tax.

      Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in a Roth IRA, and withdrawals of earnings are not subject to federal income tax if the account has been held for at least five years (or, in the case of earnings attributable to a conversion of a traditional IRA, the conversion occurred more than five years before the withdrawal) and the account holder has reached age 59 1/2 (or certain other conditions apply).

SIMPLIFIED EMPLOYEE PENSION PLAN - SEP

      LMIS makes available to corporate and other employers a SEP for investment in Primary Class shares of a fund.

SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES - SIMPLE

      An employer with no more than 100 employees that does not maintain another qualified retirement plan may establish a SIMPLE, either as a plan using separate IRAs or as part of a Code section 401(k) plan. A SIMPLE, which is not subject to the complicated nondiscrimination rules that generally apply to other qualified retirement plans, allows certain employees to make elective contributions of up to certain amounts each year and requires the employer to make matching contributions of up to 3% of each such employee's salary or a 2% non-elective contribution.

COVERDELL EDUCATION SAVINGS ACCOUNT - COVERDELL ESA

      A Coverdell ESA provides a vehicle for saving for a child's education. A Coverdell ESA may be established for the benefit of any minor, and any person whose MAGI does not exceed certain levels may contribute to a Coverdell ESA, subject to certain annual limits on contributions. Contributions are not deductible and may not be made after the beneficiary reaches age 18; however, earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified education expenses of the beneficiary (or a qualified family member).


      For further information regarding any of the above qualified plans, including MAGI limitations, contact your financial adviser or Legg Mason Funds Investor Services at 1-800-822-5544.


WITHHOLDING

      Withholding at the rate of 20% is required for federal income tax purposes on certain distributions (excluding, for example, certain periodic payments) from qualified retirement plans (except IRAs and SEPs), unless the recipient transfers the distribution directly to an "eligible retirement plan" (including an IRA or other qualified retirement plan) that accepts those distributions. Other distributions generally are subject to regular wage withholding or to withholding at the rate of 10% (depending on the type and amount of the distribution), unless the recipient elects not to have any withholding apply. Investors should consult their plan administrator or tax adviser for further information.

                             MANAGEMENT OF THE FUNDS

      Under applicable law, each Board of Directors is responsible for management of its respective Corporation and provides broad supervision over its affairs. Each Corporation's officers manage the day-to-day operations of the Corporation under the general direction of the Board of Directors.

      The standing committees of each Board of Directors include an Audit Committee, a Nominating Committee and an Independent Directors Committee. All directors who are not "interested persons" of the Corporation, as defined in the 1940 Act, are members of all three committees.

      The Audit Committee of each Board of Directors meets at least twice a year with each Corporation's independent registered public accounting firm and officers to consider issues relating to the accounting principles used by the Corporation, the auditor's assessment of the adequacy of internal controls, the qualifications and fees of the independent registered public accounting firm, the scope of the audit services and any permissible non-audit services for which they are retained, the results of the audit and other matters. The Nominating Committee of each Board of Directors meets as necessary to review and nominate candidates for positions as directors, to fill vacancies on each Board of Directors, and to evaluate the performance of directors. The selection and nomination of candidates to serve as independent directors to the fund is committed to the discretion of the funds' current directors who are not interested persons of a Corporation ("Independent Directors"). The Independent Directors Committee of each Board of Directors considers matters related to fund operations and oversees issues related to the independent directors. During the last fiscal year, the Audit Committee of each Board of Directors met three times, the Nominating Committee of each Board of Directors did not meet and the Independent Directors Committee of each Board of Directors met four times.

      The tables below provide information about each Corporation's directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, 23rd Floor, Baltimore, Maryland 21202, Attn: Fund Secretary. The Nominating Committee will accept recommendations for nominations from any source it deems appropriate. Shareholders may forward recommendations to the Fund Secretary at the above address.

     INDEPENDENT DIRECTORS:
     ----------------------

                       TERM OF
      NAME,          OFFICE AND       NUMBER OF
(YEAR OF BIRTH) AND   LENGTH OF     FUNDS IN FUNDS
  POSITION WITH         TIME           COMPLEX           OTHER DIRECTORSHIPS                        PRINCIPAL OCCUPATION(S)
   CORPORATION        SERVED(1)        OVERSEEN                  HELD                             DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Hearn, Ruby P.        Since 2004     Director/Trustee              None                      Senior Vice President Emerita of
(1940)                               of all Legg Mason                                       The Robert Wood Johnson Foundation
Director                             funds consisting                                        (non-profit) since 2001. Formerly:
                                     of 20 portfolios.                                       Senior Vice President of The Robert
                                                                                             Wood Johnson Foundation(1996-2001).

Lehman, Arnold L.     Value Trust    Director/Trustee              None                      Director of The Brooklyn Museum
(1944)                since 1982;    of all Legg Mason                                       of Art since 1997; Trustee of
Lead Independent      Special        funds consisting                                        American Federation of Arts since
Director              Investment     of 20 portfolios.                                       1998.  Formerly: Director of The
                      Trust since                                                             Baltimore Museum of Art (1979-1997)
                      1985; and
                      Investors
                      Trust since
                       1993.

Masters, Robin J.W.   Since 2002     Director/Trustee        Chairman of the Board of        Retired. Director of Bermuda SMARTRISK
(1955)                               of all Legg Mason       Directors of Cap-a-Laige Ltd.   (non-profit) since 2001.  Formerly:
Director                             funds consisting        (management company for         Chief Investment Officer of ACE Limited
                                     of 20 portfolios.       charitable trust); Director of  (insurance) (1986-2000).
                                                             Cheyne Capital International
                                                             Limited (investment advisory
                                                             firm); Director of Cheyne
                                                             Property Holdings Limited
                                                                   (real estate).

McGovern, Jill E.     Value Trust    Director/Trustee              None                      Chief Executive Officer of The Marrow
(1944)                and Special    of all Legg Mason                                       Foundation (non-profit) since 1993.
Director              Investment     funds consisting                                        Formerly: Executive (1991 - 1993);
                      Trust since    of 20 portfolios.                                       Senior Director of the Baltimore
                      1989; and                                                              International Festival Assistant to the
                      Investors                                                              President of The Johns Hopkins
                      Trust since                                                            University (1986-1990).
                        1993.

                       TERM OF
      NAME,          OFFICE AND       NUMBER OF
(YEAR OF BIRTH) AND   LENGTH OF     FUNDS IN FUNDS
  POSITION WITH         TIME           COMPLEX           OTHER DIRECTORSHIPS                        PRINCIPAL OCCUPATION(S)
   CORPORATION        SERVED(1)        OVERSEEN                  HELD                             DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Mehlman, Arthur S.    Since 2002    Director/Trustee    Director of Municipal Mortgage  Retired.  Formerly:  Partner, KPMG LLP
(1942)                              of all Legg Mason        & Equity, LLC.             (international accounting firm) (1972-2002).
Director                            funds consisting
                                    of 20 portfolios;
                                    Director/Trustee
                                    of the Royce
                                    Family of Funds
                                    consisting of 23
                                    portfolios.

O'Brien, G. Peter     Since 1999    Director/Trustee    Director of Technology          Retired. Trustee Emeritus of Colgate
(1945)                              of all Legg Mason   Investment Capital Corp.        University; Board Member, Hill House,
Director                            funds consisting                                    Inc. (residential home care).  Formerly:
                                    of 20 portfolios;                                   Managing Director, Equity Capital Markets
                                    Director/Trustee                                    Group of Merrill Lynch & Co. (1971-1999).
                                    of the Royce
                                    Family of Funds
                                    consisting of 23
                                    portfolios.

Rowan, S. Ford        Since 2002    Director/Trustee          None                      Consultant, Rowan & Blewitt Inc.
(1943)                              of all Legg Mason                                   (management consulting); Chairman,
Director                            funds consisting                                    National Center for Critical Incident
                                    of 20 portfolios.                                   Analysis, National Defense University,
                                                                                        since 2004; Director of Santa Fe Institute
                                                                                        (scientific research institute) since 1999.

Tarola, Robert M.     Since 2004    Director/Trustee          None                      Senior Vice President and Chief
(1950)                              of all Legg Mason                                   Financial  Officer of W.R. Grace & Co.
Director                            funds consisting                                    (specialty  chemicals) since 1999.
                                    of 20 portfolios.                                   Formerly: Chief Financial Officer of
                                                                                        MedStar Health, Inc. (healthcare)
                                                                                        (1996-1999); Partner, Price Waterhouse, LLP
                                                                                        (accounting and auditing) (1984 -1996).

     INTERESTED DIRECTORS:
     ---------------------

                         TERM OF
      NAME,            OFFICE AND       NUMBER OF
(YEAR OF BIRTH) AND     LENGTH OF     FUNDS IN FUNDS
  POSITION WITH           TIME          COMPLEX            OTHER DIRECTORSHIPS                        PRINCIPAL OCCUPATION(S)
   CORPORATION          SERVED(1)       OVERSEEN                   HELD                             DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Curley Jr., John F.     Value Trust     Chairman and              None                      Chairman of the Board of all Legg
(1939)                  since 1982;     Director/Trustee                                    Mason Funds. Formerly:  Vice Chairman
Chairman and Director   Special         of all Legg Mason                                   and Director of Legg Mason, Inc. and
                        Investment      funds consisting                                    Legg Mason Wood Walker, Incorporated
                        Trust since     of 20 portfolios.                                   (1982-1998); Director of Legg Mason
                        1985; and                                                           Fund Adviser, Inc. (1982-1998) and
                        Investors                                                           Western Asset Management Company
                        Trust since                                                         (1986-1998) (each a registered
                          1993.                                                             investment adviser).

Fetting, Mark R.        President        President and            None                      Senior Executive Vice President
(1954)                  since 2001;      Director/Trustee                                   of Legg Mason, Inc., Director and/or
President and Director  Director of      of all Legg Mason                                  officer of various Legg Mason, Inc.
                        Value Trust      funds consisting                                   affiliates since 2000. Formerly:
                        and Special      of 20 portfolios;                                  Division President and Senior Officer
                        Investment       Director/Trustee                                   of Prudential Financial Group, Inc.
                        Trust since      of the Royce                                       and related companies, including fund
                        2001; and        Family of Funds                                    boards and consulting services to
                        Director         consisting of 23                                   subsidiary companies (1991- 2000);
                        of               portfolios.                                        Partner, Greenwich Associates;
                        Investors                                                           Vice President, T. Rowe Price Group,
                        Trust since                                                         Inc.
                        2002.

     EXECUTIVE OFFICERS:
     -------------------

                           TERM OF
      NAME,              OFFICE AND       NUMBER OF
(YEAR OF BIRTH) AND       LENGTH OF     FUNDS IN FUNDS
  POSITION WITH             TIME           COMPLEX           OTHER DIRECTORSHIPS                        PRINCIPAL OCCUPATION(S)
   CORPORATION            SERVED(1)        OVERSEEN                  HELD                             DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Karpinski, Marie K.       Value Trust    Vice                     None                    Vice President and Chief Financial
(1949)                    and Special    President                                        Officer of all Legg Mason Funds.
Vice President and Chief  Investment     and Chief                                        Vice President and  Treasurer of
Financial Officer         Trust since    Financial                                        Legg Mason Fund Adviser, Inc.
                          1985;          Officer of                                       Vice President and Principal Financial
                          Investors      all Legg                                         and Accounting Officer of Western Asset
                          Trust since    Mason funds                                      Funds, Inc., Western  Asset Income Fund,
                          1993.          consisting                                       Western Asset Premier Bond  Fund;
                                         of 20                                            Treasurer and Principal Financial and
                                         portfolios.                                      Accounting Officer of Western Asset/
                                                                                          Claymore  U.S. Treasury Inflation
                                                                                          Protected Securities  Fund
                                                                                          (2003-present), and Western Asset/Claymore
                                                                                          U.S. Treasury Inflation Protected
                                                                                          Securities  Fund 2 (2004-present).

                            TERM OF
      NAME,               OFFICE AND       NUMBER OF
(YEAR OF BIRTH) AND        LENGTH OF     FUNDS IN FUNDS
  POSITION WITH              TIME           COMPLEX           OTHER DIRECTORSHIPS                    PRINCIPAL OCCUPATION(S)
   CORPORATION             SERVED(1)        OVERSEEN                  HELD                         DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Merz, Gregory T.           Since 2003       Vice                   None               Vice President and Deputy General
(1958)                                    President                                   Counsel of Legg Mason, Inc. since 2003.
Vice President and Chief                  and Chief                                   Fidelity Investments Formerly: Associate
Legal Officer                               Legal                                     General Counsel, (1993-2002).
                                          Officer of
                                          all Legg
                                          Mason funds
                                          consisting
                                            of 20
                                          portfolios.

Olmert, Amy M.             Since 2004       Vice                   None               Senior Vice President of Legg Mason, Inc.
(1963)                                     President                                  since 2004.  Chief Compliance Officer
Vice President and Chief                   and Chief                                  of Western Asset Funds, Inc., Western
Compliance Officer                        Compliance                                  Asset Income Fund, Western Asset Premier
                                          Officer of                                  Bond Fund, Western Asset/Claymore U.S.
                                           all Legg                                   Treasury Inflation Protected Securities
                                          Mason funds                                 Fund, and Western Asset/Claymore U.S.
                                          consisting                                  Treasury  Inflation Protected Securities
                                            of 20                                     Fund 2 since  2004.  Formerly:  Managing
                                          portfolios.                                 Director, Deutsche Asset Management
                                                                                      (1997-2004).

Wachterman, Richard M.     Since 2004     Secretary                None               Associate General Counsel of Legg Mason,
(1947)                                  of all Legg                                   Inc. since 2004. Formerly: Managing
Secretary                               Mason funds                                   Inc. (investment management) Director,
                                        consisting                                    Victory Capital Management, (1993-2003).
                                          of 20
                                        portfolios.

Hughes, Wm. Shane          Since 2006    Treasurer                 None               Assistant Vice President of Legg Mason & Co.,
(1968)                                   of Legg                                      LLC and Manager, Funds Accounting since 2005.
Treasurer                                 Mason                                       Formerly: Assistant Vice President of Legg
                                         Equity                                       Mason Wood Walker, Incorporated (2002-2005)
                                         Funds                                        and  Manager, Funds Accounting, Legg Mason
                                        consisting                                    Wood Walker, Incorporated (1997-2005).
                                          of 13
                                        portfolios.


     (1) Officers of each Corporation are elected annually to serve until their successors are elected and qualified. Directors of each Corporation serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act.

          Mr. Curley and Mr. Fetting are considered to be interested persons, as defined in the 1940 Act, of each Corporation on the basis oftheir employment with each fund's investment adviser or its affiliated entities (including each fund's principal underwriter) and Legg Mason, Inc., the parent holding company of those entities, as well as their ownership of Legg Mason, Inc. stock.

          The following table shows each director's ownership of shares of the funds and of all the Legg Mason funds served by the director as of December 31, 2005:

                                                                              AGGREGATE DOLLAR
                                                                          RANGE OF SHARES IN THE
                                                                              LEGG MASON FUNDS
 NAME OF DIRECTORS       DOLLAR RANGE OF EQUITY SECURITIES IN:               OWNED BY DIRECTORS
 -----------------       -------------------------------------               ------------------
     INDEPENDENT DIRECTORS:
     ----------------------
Hearn, Ruby P.            Value Trust                     Over $100,000          Over $100,000
                          Special Investment Trust                 None

                                                                              AGGREGATE DOLLAR
                                                                          RANGE OF SHARES IN THE
                                                                              LEGG MASON FUNDS
 NAME OF DIRECTORS       DOLLAR RANGE OF EQUITY SECURITIES IN:               OWNED BY DIRECTORS
 -----------------       -------------------------------------               ------------------
                     American Leading Companies                 None
                     Balanced Trust                             None
                     Small-Cap Value Trust                      None
                     Financial Services Fund                    None

Lehman, Arnold L.    Value Trust                       Over $100,000                 Over $100,000
                     Special Investment Trust     $50,001 - $100,000
                     American Leading Companies    $10,001 - $50,000
                     Balanced Trust                             None
                     Small-Cap Value Trust         $10,001 - $50,000
                     Financial Services Fund                    None

Masters, Robin J.W.  Value Trust                                None              $50,001-$100,000
                     Special Investment Trust      $10,001 - $50,000
                     American Leading Companies                 None
                     Balanced Trust                             None
                     Small-Cap Value Trust         $10,001 - $50,000
                     Financial Services Fund                    None

McGovern, Jill E.    Value Trust                       Over $100,000                 Over $100,000
                     Special Investment Trust          Over $100,000
                     American Leading Companies    $10,001 - $50,000
                     Balanced Trust                             None
                     Small-Cap Value Trust                      None
                      Financial Services Fund                   None

Mehlman, Arthur S.   Value Trust                   $10,001 - $50,000                 Over $100,000
                     Special Investment Trust      $10,001 - $50,000
                     American Leading Companies                 None
                     Balanced Trust                             None
                     Small-Cap Value Trust                      None
                      Financial Services Fund                   None

O'Brien, G. Peter    Value Trust                       Over $100,000                 Over $100,000
                     Special Investment Trust          Over $100,000
                     American Leading Companies        Over $100,000
                     Balanced Trust                             None
                     Small-Cap Value Trust             Over $100,000
                     Financial Services Fund       $10,001 - $50,000

Rowan, S. Ford       Value Trust                       Over $100,000                 Over $100,000
                     Special Investment Trust          Over $100,000
                     American Leading Companies    $10,001 - $50,000
                     Balanced Trust                             None

                                                                              AGGREGATE DOLLAR
                                                                          RANGE OF SHARES IN THE
                                                                              LEGG MASON FUNDS
 NAME OF DIRECTORS       DOLLAR RANGE OF EQUITY SECURITIES IN:               OWNED BY DIRECTORS
 -----------------       -------------------------------------               ------------------
                     Small-Cap Value Trust       $10,001 - $50,000
                     Financial Services Fund                  None

Tarola, Robert M.    Value Trust                     Over $100,000              Over $100,000
                     Special Investment Trust                 None
                     American Leading Companies               None
                     Balanced Trust                           None
                     Small-Cap Value Trust                    None
                     Financial Services Fund                  None

INTERESTED DIRECTORS:
---------------------

Curley, John F., Jr. Value Trust                       Over $100,000            Over $100,000
                     Special Investment Trust          Over $100,000
                     American Leading Companies        Over $100,000
                     Balanced Trust                             None
                     Small-Cap Value Trust                      None
                     Financial Services Fund                    None

Fetting, Mark R.     Value Trust                       Over $100,000            Over $100,000
                     Special Investment Trust                   None
                     American Leading Companies   $10,0001 - $50,000
                     Balanced Trust                             None
                     Small-Cap Value Trust                      None
                     Financial Services Fund                    None

      The following table provides certain information relating to the compensation of each Corporation's directors. None of the Legg Mason Funds has any retirement plan for its directors. However, each director may participate in a deferred compensation plan as discussed below.

                                            AGGREGATE
                                           COMPENSATION
                           AGGREGATE           FROM          AGGREGATE           TOTAL                        TOTAL
                          COMPENSATION       SPECIAL        COMPENSATION      COMPENSATION                COMPENSATION
    NAME OF PERSON            FROM          INVESTMENT          FROM        FROM LEGG MASON                 FROM FUND
     AND POSITION         VALUE TRUST*        TRUST*      INVESTORS TRUST*       FUNDS**                    COMPLEX***
     ------------         ------------        ------      ----------------       -------                    ----------
INDEPENDENT DIRECTORS:
----------------------

Hearn, Ruby P.                $6,292****       $6,292****      $11,250****         $75,000                   $75,000
Director

Lehman, Arnold L.                 $7,092           $7,092          $12,770         $85,000                   $85,000
Director

                                            AGGREGATE
                                           COMPENSATION
                           AGGREGATE           FROM          AGGREGATE           TOTAL                        TOTAL
                          COMPENSATION       SPECIAL        COMPENSATION      COMPENSATION                COMPENSATION
    NAME OF PERSON            FROM          INVESTMENT          FROM        FROM LEGG MASON                 FROM FUND
     AND POSITION         VALUE TRUST*        TRUST*      INVESTORS TRUST*       FUNDS**                    COMPLEX***
     ------------         ------------        ------      ----------------       -------                    ----------
Masters, Robin J.W.               $6,192           $6,192          $11,060         $73,750                   $73,750
Director

McGovern, Jill E.             $6,492****       $6,492****      $11,630****         $77,500                   $77,750
Director

Mehlman, Arthur S.                $6,692           $6,692          $12,010         $80,000                   $161,600
Director

O'Brien, G. Peter             $6,492****       $6,492****      $11,630****         $77,500                   $159,100
Director

Rowan, S. Ford                    $6,292           $6,292          $11,250         $75,000                   $75,000
Director

Tarola, Robert M.                 $6,292           $6,292          $11,250         $75,000                   $75,000
Director

INTERESTED DIRECTORS:
---------------------
Curley, John F., Jr.                None             None             None          None                       None
Chairman of the Board
and Director

Fetting, Mark R.                    None             None             None          None                       None
President and
Director

     * Represents compensation paid to the directors for the fiscal year ended March 31, 2006.

     ** Represents aggregate compensation paid to each director during the calendar year ended December 31, 2005 from the Legg Mason Funds. During that period there were 12 open-end investment companies in the Legg Mason Funds, consisting of 23 portfolios.

     *** Represents aggregate compensation paid to each director during the calendar year ended December 31, 2005 from the Fund Complex. The Fund Complex includes the Legg Mason Funds and the 23 portfolios of The Royce Funds.

     **** The total amount of deferred  compensation  accrued by the Corporation
          (including earnings or depreciation in value of amounts deferred) through the 2005 fiscal year for participating Directors is as follows: Ruby P. Hearn, $33,514; Jill E. McGovern, $65,119; and G. Peter O'Brien, $61,057.


      Officers and directors who are interested persons of the Corporation, as defined in the 1940 Act, receive no salary or fees from the Corporation. Effective January 1, 2006, for serving as a director/trustee of all of the Legg Mason mutual funds, each Independent Director receives an annual retainer of

$75,000 and a fee of $7,500 for each regularly scheduled meeting he or she attends. Individual Directors may elect to defer all or a portion of their fees through deferred compensation plans. The Lead Independent Director receives additional compensation of $18,000 annually. The Chair of the Audit Committee receives additional compensation of $10,000 annually. The Co-Chairs of the Nominating Committee receive additional compensation of $5,000 in any year where the Committee is active. The Independent Directors review the level of director compensation periodically in order to determine if adjustments are appropriate. This review is conducted in consultation with the fund's counsel and independent consultants, as appropriate. Changes in compensation will depend on, among other things, the number, type and size of funds in the complex, market changes in mutual fund director compensation, changes in the operational and regulatory environment, and changes in the oversight role played by the Independent Directors.

      On August 31, 2006, the directors and officers of each Corporation beneficially owned in the aggregate less than 1% of any class of each fund's outstanding shares.

      On August 31, 2006, the following shareholders owned of record or beneficially 5% or more of a class of the outstanding shares of the fund. Unless otherwise indicated, each of the shareholders listed below may be contacted c/o Legg Mason Funds at 100 Light Street, 23rd Floor, Baltimore, Maryland 21202, Attn: Fund Secretary.

NAME AND ADDRESS                                           FUND/CLASS                    % OF CLASS HELD
----------------                                           ----------                    ---------------
Prudential Investment Management Services                  Value Trust                       15.39%
fbo Mutual Fund Client attn:  Pru Choice                   -Institutional Class
100 Mulberry Street
3 Gateway Center Fl. 11
Newark, NJ 07102-4000

Charles Schwab & Co, Inc.                                  Value Trust                       12.85%
Special Custody Account                                    -Institutional Class
Benefit of Customers
101 Montgomery Street
San Francisco, CA 94104-4122

Fidelity Investments Inst Oper Co., Inc. (FIIOC)           Value Trust                        8.52%
As Agent for Certain Employee Benefit Plans                -Institutional Class
100 Magellan Way
Mail Zone KWIC
Covington, KY 41015-1999

National Financial Services Corp.                          Value Trust                       21.50%
200 Liberty St. 5th Fl.                                    -Financial Intermediary Class
1 World Financial Ctr.
New York, NY 10281-1003

Fidelity Investments Inst Oper Co., Inc. (FIIOC)           Value Trust                       21.49%
As Agent for Certain Employee Benefit Plans                -Financial Intermediary Class
100 Magellan Way
Mail Zone KWIC
Covington, KY 41015-1999

T. Rowe Price Trust Co.                                    Value Trust                       11.38%
Fbo Retirement Plan Clients                                -Financial Intermediary Class
P.O. Box 17215
Baltimore, MD 21297-1215

NAME AND ADDRESS                                           FUND/CLASS                    % OF CLASS HELD
----------------                                           ----------                    ---------------
State Street Bank FBO                                      Value Trust                        5.46%
Citistreet Core Market                                     -Financial Intermediary Class
Battery March Park III
1 Heritage Drive
Quincy, MA 02171-2105

Nationwide Trust Co. custodian for Legg                    Special Investment Trust          26.75%
Mason Profit Sharing and 401k plan                         -Institutional Class
98 San Jacinto blvd. Ste. 1100
Austin, TX 78701-4255

Citigroup Global Markets, Inc.                             Special Investment Trust          26.65%
333 West 34th - 3rd Floor                                  -Institutional Class
New York, NY 10001-2402

Wells Fargo Bank NA fbo Legg Mason Aggressive              Special Investment Trust          17.27%
P.O. Box 1533                                              -Institutional Class
Minneapolis, MN 55480-1533

Charles Schwab & Co, Inc.                                  Special Investment Trust           6.70%
Special Custody Account                                    -Institutional Class
Benefit of Customers
101 Montgomery Street
San Francisco, CA 94104-4122

Fidelity Investment Institutional Operations               Special Investment Trust           5.26
For Certain Employee Benefit Plans                         -Institutional Class
100 Magellan Way
Covington, KY 41015-1999

Citigroup Global Markets, Inc.                             American Leading Companies        36.64%
333 West 34th - 3rd Floor                                  -Institutional Class
New York, NY 10001-2402

Nationwide Trust Co. custodian for Legg                    American Leading Companies        30.30%
Mason Profit Sharing and 401k plan                         -Institutional Class
98 San Jacinto Blvd. Ste. 100
Austin, TX 78701-4255

Legg Mason 529 Plan                                        American Leading Companies        11.60%
Growth Portfolio                                           -Institutional Class
P.O. Box 1476
Attn:  Legg Mason Fund - Red Run
Baltimore, MD 21203-1476

Legg Mason 529 Plan                                        American Leading Companies         6.09%
American Leading Co Portfolio                              -Institutional Class
P.O. Box 1476
Attn:  Legg Mason Fund - Red Run
Baltimore, MD 21203-1476

Legg Mason 529 Plan                                        American Leading Companies         5.04%
Balanced Fund Portfolio                                    -Institutional Class
P.O. Box 1476

NAME AND ADDRESS                                           FUND/CLASS                    % OF CLASS HELD
----------------                                           ----------                    ---------------
Attn:  Legg Mason Fund - Red Run
Baltimore, MD 21203-1476

Charles Schwab & Co, Inc.                                  Balanced Trust                    90.28%
Special Custody Account                                    -Institutional Class
Benefit of Customers
101 Montgomery Street
San Francisco, CA 94104-4122

Nationwide Trust Co. custodian for Legg
Mason Profit Sharing and 401k plan
98 San Jacinto blvd. Ste. 100                              Balanced Trust                     5.43%
Austin, TX 78701-4255                                      -Institutional Class

Citigroup Global Markets, Inc.                             Balanced Trust                    39.59%
333 West 34th - 3rd Floor                                  -Financial Intermediary Class
New York, NY 10001-2402

Emjayco                                                    Balanced Trust                    22.80%
FBO American Micro Products                                -Financial Intermediary Class
401K Plan
PO Box 17909
Milwaukee, WI 53217

Fidelity Investments Inst Oper Co., Inc. (FIIOC)           Small Cap Value Trust             24.35%
As Agent for Certain Employee Benefit Plans                -Institutional Class
100 Magellan Way
Mail Zone KWIC
Covington, KY 41015-1999

Nationwide Trust Co. custodian for Legg                    Small Cap Value Trust             21.32%
Mason Profit Sharing and 401k plan                         -Institutional Class
98 San Jacinto blvd. Ste. 1100
Austin, TX 78701-4255

Citigroup Global Markets, Inc.                             Small Cap Value Trust             15.24%
333 West 34th - 3rd Floor                                  -Institutional Class
New York, NY 10001-2402

AIG Federal Savings Bank                                   Small Cap Value Trust             12.87%
FBO City of Boulder Fire and Police Money Purchase Plan    -Institutional Class
2929 Allen Pkwy. ste. L3-00
Houston, TX 77019-7104

Legg Mason 529 Plan                                        Small Cap Value Trust              9.72%
Growth Portfolio                                           -Institutional Class
P.O. Box 1476
Attn:  Legg Mason Fund - Red Run
Baltimore, MD 21203-1476

Ubatco & Co FBO College Savings                            Small Cap Value Trust              5.66%
Plan Group                                                 -Institutional Class
3811 S 27th St.
Lincoln, NE 68512-4823

               THE FUNDS' INVESTMENT ADVISER/MANAGER/ADMINISTRATOR

      LMCM, a Maryland corporation, is located at 100 Light Street, Baltimore, Maryland 21202. LMCM is a wholly owned subsidiary of Legg Mason, Inc. ("Legg Mason"), which is also the parent of LMIS and Legg Mason Fund Adviser, Inc. ("LMFA"). LMCM serves as manager and investment adviser to Value Trust, Special Investment Trust and American Leading Companies pursuant to separate Investment Advisory and Management Agreements with each fund (each, a "Management Agreement").

      LMFA, a Maryland corporation, is located at 100 Light Street, Baltimore, Maryland 21202. LMFA serves as manager to Balanced Trust, Small-Cap Value Trust, and Financial Services Fund under separate Investment Advisory Agreements with each fund (each, a "Management Agreement"). LMFA serves as administrator to Value Trust, Special Investment Trust and American Leading Companies pursuant to separate Sub-Administration Agreements with LMCM (each, a "Sub-Administration Agreement").

      Each Management Agreement provides that, subject to overall direction by the Board of Directors, LMCM/LMFA manages or oversees the investment and other affairs of each fund. LMCM/LMFA is responsible for managing each fund consistent with the 1940 Act, the Code, and the fund's investment objective and policies described in its Prospectus and this SAI. LMCM/LMFA is obligated to
(a) provide each fund with office facilities and personnel and maintain each fund's books and records; (b) supervise all aspects of each fund's operations;
(c) bear the expense of certain informational and purchase and redemption services to each fund's shareholders; (d) arrange, but not pay for, the periodic updating of prospectuses and preparing proxy materials, tax returns and reports to shareholders and state and federal regulatory agencies; and (e) report regularly to each fund's officers and directors. In addition, LMCM has agreed to reduce advisory fees for Value Trust and Special Investment Trust in an amount equal to those funds' auditing fees and compensation of their independent directors. LMCM/LMFA and its affiliates pay all compensation of directors and officers of each fund who are officers, directors or employees of LMCM/LMFA. Each fund pays all of its expenses which are not expressly assumed by LMCM/LMFA. These expenses include, among others, interest expense, taxes, brokerage fees and commissions, expenses of preparing and printing prospectuses, statements of additional information, proxy statements and reports to shareholders and of distributing them to existing shareholders, custodian charges, transfer agency fees, distribution fees to LMIS, each fund's distributor, compensation of the independent directors, legal and audit expenses, insurance expenses, shareholder meetings, proxy solicitations, expenses of registering and qualifying fund shares for sale under federal and state law, governmental fees and a portion of expenses incurred in connection with membership in investment company organizations. A fund also is liable for such nonrecurring expenses as may arise, including litigation to which the fund may be a party. A fund may also have an obligation to indemnify its directors and officers with respect to litigation.

      Management and Advisory fees are allocated among each class based on their pro rata share of fund assets.

      LMCM receives for its services to Value Trust, Special Investment Trust and American Leading Companies a management fee, calculated daily and payable monthly.

                                                   FEE RATE
                                                   --------
Value Trust                  0.70% up to $2 billion of average daily net assets; and
                             0.65% of average daily net assets exceeding $2 billion

Special Investment Trust     0.70% up to $2 billion of average daily net assets; and
                             0.65% of average daily net assets exceeding $2 billion

American Lending Companies   0.70% up to $2 billion of average daily net assets; and
                             0.65% of average daily net assets exceeding $2 billion


      LMCM currently intends to voluntarily waive fees or reimburse expenses so the expenses of American Leading Companies (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed the annual rate of average daily net assets for each class as follows: 1.95% for Primary Class shares; 0.95% for Institutional Class shares; and 1.20% for Financial Intermediary Class shares. These voluntary waivers are currently expected to continue until August 1, 2007, but may be terminated at any time.

      LMFA receives for its services to Balanced Trust, Small-Cap Value Trust and Financial Services Fund a management fee, calculated daily and payable monthly.

                                                   FEE RATE
                                                   --------
Balanced Trust               0.75% of average daily net assets

Small-Cap Value Trust        0.85% up to $100 million of average daily net assets;
                             0.75% between $100 million and $1 billion of average
                             daily net assets; and 0.65% of average daily net assets
                             exceeding $1 billion

Financial Services Fund      1.00% up to $100 million of average daily net assets;
                             0.75% between $100 million and $1 billion of average
                             daily net assets; and 0.65% of average daily net assets
                             exceeding $1 billion

      LMFA currently intends to voluntarily waive fees or reimburse expenses for Balanced Trust, Small-Cap Value Trust and Financial Services Fund for expenses related to Primary Class shares (exclusive of taxes, interest, brokerage and extraordinary expenses) in excess of the following amounts for the noted periods. These voluntary waivers are currently expected to continue until August 1, 2007, but may be terminated at any time.

                                         EXPENSE CAP      EXPIRATION DATE
                                         -----------      ----------------

 Balanced Trust - Primary Class             1.85%          August 1, 2007
 Small-Cap Value Trust - Primary Class      2.00%          August 1, 2007
 Financial Services Fund - Primary Class    2.25%          August 1, 2007

      LMFA currently intends to voluntarily waive fees or reimburse expenses for Balanced Trust, Small-Cap Value Trust and Financial Services Fund for expenses related to Institutional Class shares, and Financial Intermediary Class shares of Balanced Trust and Financial Services Fund, (exclusive of taxes, interest, brokerage and extraordinary expenses) in excess of the following amounts for the noted periods. These voluntary waivers are currently expected to continue until August 1, 2007, but may be terminated at any time.

                                         EXPENSE CAP      EXPIRATION DATE
                                         -----------      ---------------

 Balanced Trust
    Institutional Class                     1.10%         August 1, 2007

    Financial Intermediary Class            1.35%         August 1, 2007
 Small-Cap Value Trust -
    Institutional Class                     1.00%         August 1, 2007
 Financial Services Fund -
    Institutional Class                     1.25%         August 1, 2007
    Financial Intermediary Class            1.50%         August 1, 2007


      For the fiscal years ended March 31, the funds incurred advisory fees of (prior to fees waived):

                                2006            2005            2004

 Value Trust                $120,738,786    $100,782,813    $80,518,233
 Special Investment Trust    $26,305,111     $24,262,904    $20,595,704
 American Leading Companies   $5,374,984      $4,668,138     $3,945,246
 Balanced Trust                 $441,805        $446,963       $449,344
 Small-Cap Value Trust        $2,057,663      $1,927,087     $1,580,482
 Financial Services Fund        $676,932        $678,054       $611,638

      For the fiscal years ended March 31, the following advisory fees were reimbursed by LMCM:

                                2006            2005            2004

 Value Trust                     $93,350         $87,695       $94,081
 Special Investment Trust        $75,300         $70,841       $74,732

      For the fiscal years ended March 31, the following advisory fees were waived by LMFA:

                                2006            2005            2004

 Balanced Trust                  $70,687         $43,396       $11,998
 Financial Services Fund         $54,155         $64,006       $28,135

      Pursuant to Sub-Administration Agreements between LMCM and LMFA, LMFA agrees, among other things, to provide Value Trust, Special Investment Trust, and American Leading Companies with office facilities and personnel, maintain the funds' books and records and supply the directors and officers of the funds with statistical reports and information regarding the funds. For LMFA's services to the funds, LMCM, not the funds, pays LMFA 0.05% of each fund's average daily net assets.

      Barrett, 90 Park Avenue, New York, New York 10016, an affiliate of LMIS, serves as investment sub-adviser to Financial Services Fund under a Sub-Advisory Agreement between Barrett and LMFA ("Sub-Advisory Agreement"), effective May 1, 2003. Under the Sub-Advisory Agreement, Barrett is responsible, subject to the general supervision of the Manager and the fund's Board of Directors, for the actual management of the fund's assets, including responsibility for making decisions and placing orders to buy, sell or hold a particular security. For Barrett's services to Financial Services Fund, LMFA (not the fund) pays Barrett a fee computed daily and payable monthly, at an annual rate equal to 60% of the fee received from the fund, net of any waivers by LMFA, under the Management Agreement. From November 16, 1998 (commencement of operations) until April 30, 2003, Gray, Seifert & Co., Inc. ("Gray Seifert") served as the fund's investment adviser. The advisory personnel who previously managed the fund as employees of Gray Seifert continue to do so as employees of Barrett. For the fiscal year ended March 31, 2006 and 2005 and the period May 1, 2003 to March 31, 2004, Barrett received $373,666, $368,428 and $328,186, respectively, in advisory fees on behalf of Financial Services Fund. For the period April 1, 2003 to April 30, 2003, Gray Seifert received $21,916 in advisory fees on behalf of Financial Services Fund.

      Bartlett, 36 East Fourth Street, Cincinnati, Ohio 45202, an affiliate of LMIS, serves as investment adviser to Balanced Trust pursuant to an Investment

Advisory Agreement between Bartlett and LMFA ("Sub-Advisory Agreement"). Under the Sub-Advisory Agreement, Bartlett is responsible, subject to the general supervision of the Manager and the fund's Board of Directors, for the actual management of the fund's assets, including responsibility for making decisions and placing orders to buy, sell or hold a particular security. For Bartlett's services to the fund, LMFA (not the fund) pays Bartlett a fee, computed daily and payable monthly, at an annual rate equal to 66 2/3% of the fee received by LMFA from the fund, net of any waivers by LMFA. For the fiscal years ended March 31, 2006, 2005 and 2004, Bartlett received $247,412, $269,058 and
$291,564, respectively, in advisory fees on behalf of Balanced Trust.

      Brandywine Global Investment Management, LLC ("Brandywine"), 2929 Arch Street, 8th Floor, Philadelphia. PA 19104, an affiliate of LMIS, serves as investment adviser to Small-Cap Value Trust pursuant to an Investment Advisory Agreement between Brandywine and LMFA ("Sub-Advisory Agreement"). Under the Sub-Advisory Agreement, Brandywine is responsible, subject to the general supervision of LMFA and Investors Trust's Board of Directors, for the actual management of the fund's assets, including responsibility for making decisions and placing orders to buy, sell or hold a particular security. For Brandywine's services to the fund, LMFA (not the fund) pays Brandywine a fee, computed daily and payable monthly, at an annual rate equal to 0.50% of the fund's average daily net assets or 58.8% of the fee received by LMFA from the fund, net of any waivers by LMFA. For the fiscal years ended March 31, 2006, 2005 and 2004, Brandywine received $1,209,906, $1,133,127 and $929,323, respectively, in advisory fees on behalf of Small-Cap Value Trust.

      Under each Management Agreement or Sub-Advisory Agreement, each fund has the non-exclusive right to use the name "Legg Mason" until that Agreement is terminated, or until the right is withdrawn in writing by LMCM or LMFA, as appropriate.


      Under each Management Agreement, Sub-Administration Agreement and Sub-Advisory Agreement, LMCM/LMFA/Bartlett/Brandywine/Barrett will not be liable for any error of judgment or mistake of law or for any loss by a fund in connection with the performance of the Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties under the respective Agreement.

      Each Management Agreement and Sub-Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty by vote of the respective Board of Directors, by vote of a majority of the fund's outstanding voting securities, or by LMFA/LMCM/Bartlett/Brandywine/Barrett, on not less than 60 days' notice to the other party to the Agreement, and may be terminated immediately upon the mutual written consent of all parties to the Agreement. Each Sub-Advisory Agreement terminates immediately upon termination of the associated Management Agreement.

PORTFOLIO MANAGER AND ASSISTANT PORTFOLIO MANAGER

VALUE TRUST. Bill Miller serves as portfolio manager and Mary Chris Gay serves as assistant portfolio manager to Value Trust. The tables below provide information regarding other accounts for which Mr. Miller and Ms. Gay have day-to-day management responsibility. Ms. Gay became assistant portfolio manager to the fund in March 2006.

BILL MILLER
As of March 31, 2006(a):

                                                                   Number of
                                                                Accounts Managed
                                                                for which Advisory      Assets Managed for
                         Number of                                  Fee is              which Advisory Fee
                         Accounts     Total Assets               Performance-            is Performance-
   Type of Account       Managed        Managed                     Based                      Based
Registered Investment     34          $6,382,893,005                 None                        $0
                                       53

Companies

Other pooled             None          $0                            None                        $0
investment
vehicles

Other accounts           None          $0                            None                        $0


(a) Value Trust and one of the other registered investment companies for which Mr. Miller is primarily responsible for day-to-day management serve as model portfolios for other registered investment companies and separate accounts that are managed on a day-to-day basis by other LMCM portfolio managers. As of March 31, 2006, the total assets in these other accounts was $25,964,696,239.

(b) Five of the accounts managed by other portfolio managers, which use Value Trust as a model portfolio, pay performance fees. As of March 31, 2006, the total assets in these accounts was $1,292,612,551. As previously noted, the portfolio manager for Value Trust is not primarily responsible for day-to-day management of these accounts except insofar as his investment decisions serve as models for action by the other LMCM managers.

      As of March 31, 2006, Mr. Miller beneficially owned shares of Value Trust with a value in excess of $1,000,000.

      Mr. Miller serves as Chairman and Chief Investment Officer for LMCM and Legg Mason Funds Management, Inc. ("LMFM"), and Managing Member for LMM, LLC. The portfolio manager has an ownership interest in LMM, LLC and, therefore, receives a portion of its profits. He also has an employment contract with Legg Mason, Inc. that is designed to compensate him in a similar manner based on the financial results of LMCM and LMFM. Mr. Miller is also eligible to receive employee benefits, including, but not limited to, health care and other insurance benefits, participation in the Legg Mason 401(k) program, and participation in other Legg Mason deferred compensation plans.


MARY CHRIS GAY
As of March 31, 2006:

                                                            Number of
                                                         Accounts Managed
                                                         for which Advisory        Assets Managed for
                  Number of                                   Fee is               which Advisory Fee
                  Accounts     Total Assets                Performance-             is Performance-
Type of Account   Managed        Managed                      Based                       Based
Registered         7           $2,725,254,469                   None                       $0
Investment
Companies
Other pooled      16           $8,249,208,613                     1                   $292,280,891
investment
vehicles
Other            None                $0                         None                       $0
accounts

      As of March 31, 2006, Ms. Gay beneficially owned shares of Value Trust with a value of between $100,001 and $500,000.

      Ms. Gay is paid a fixed base salary and a bonus.   Bonus  compensation
is reviewed annually and is determined by a number of factors, including the total value of the assets, and the growth in assets, managed by Ms. Gay (these are a function of performance, retention of assets, and flows of new assets), Ms. Gay's contribution to the investment manager's research process, and trends in industry compensation levels and practices.

      Ms. Gay is also eligible to receive stock options from Legg Mason based upon an assessment of her contribution to the success of the company, as well as employee benefits, including, but not limited to, health care and other insurance benefits, participation in the Legg Mason 401(k) program, and participation in other Legg Mason deferred compensation plans.



SPECIAL INVESTMENT TRUST. Samuel M. Peters serves as portfolio manager to Special Investment Trust. The table below provides information regarding other accounts for which Mr. Peters has day-to-day management responsibility. Mr. Peters became co-manager of the fund on April 18, 2005 and sole portfolio manager on January 1, 2006.

SAMUEL M. PETERS
As of March 31, 2006:

                                                         Number of
                                                     Accounts Managed
                                                     for which Advisory           Assets Managed for
                  Number of                                 Fee is                which Advisory Fee
                  Accounts     Total Assets              Performance-              is Performance-
Type of Account   Managed        Managed                    Based(b)                     Based
Registered           1         $325,529,780                 None                           $0
Investment
Companies
Other pooled       None             $0                      None                           $0
investment
vehicles
Other accounts      12         $351,199,855                 None                           $0

      As of March 31, 2006, Mr. Peters beneficially owned shares of Special Investment Trust with a value of between $500,001 and $1,000,000.

      Mr. Peters is paid a fixed base salary and a bonus. Bonus compensation is reviewed annually and is determined by a number of factors, including the annual performance of the portfolio manager's accounts relative to the benchmark, the portfolio manager's performance over various other time periods, the total value of the assets managed by the portfolio manager, the portfolio manager's contribution to the investment manager's research process, the profitability of the investment manager and the portfolio manager's contribution to profitability, and trends in industry compensation levels and practices.

      Mr. Peters is also eligible to receive stock options from Legg Mason based upon an assessment of the portfolio manager's contribution to the success of the company, as well as employee benefits, including, but not limited to, health care and other insurance benefits, participation in the Legg Mason 401(k) program, and participation in other Legg Mason deferred compensation plans.


AMERICAN LEADING COMPANIES. David E. Nelson serves as portfolio manager to American Leading Companies Trust. Mr. Nelson does not manage any other accounts.

      As of March 31, 2006, Mr. Nelson beneficially owned shares of American Leading Companies Trust with a value in excess of $1,000,000.

  Mr. Nelson is paid a fixed base salary and a bonus. Bonus compensation is reviewed annually and is determined by a number of factors, including the annual performance of the portfolio manager's accounts relative to the S&P 500 Composite Stock Index (with dividends reinvested), the consistency of the portfolio manager's performance, the total value of the assets managed by the portfolio manager, the portfolio manager's contribution to the investment manager's research process, the profitability of the investment manager and the portfolio manager's contribution to profitability, and trends in industry compensation levels and practices.

      Mr. Nelson is also eligible to receive stock options from Legg Mason based upon an assessment of the portfolio manager's contribution to the success of the company, as well as employee benefits, including, but not limited to, health care and other insurance benefits, participation in the Legg Mason 401(k) program, and participation in other Legg Mason deferred compensation plans.

      LMCM realizes the fact that a portfolio manager having day-to-day management responsibility for more than one account may create the potential for conflicts to arise. For example, the portfolio manager may have an opportunity to purchase investments of limited availability. In this circumstance, the portfolio manager will review each account's investment guidelines, restrictions, tax considerations, cash balances, liquidity needs, and other factors to determine the suitability of the investment for each account and LMCM's Compliance Department will review all allocations to ensure that accounts are treated equitably. The portfolio manager may also decide to purchase or sell the same security for multiple accounts at approximately the same time. To address any conflicts that this situation might create, LMCM will generally combine client orders (i.e., enter a "bunched" order) in an effort to obtain best execution or to negotiate a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts at approximately the same time are executed at different prices or commissions, the transactions will generally be allocated to each account at the average execution price and commission. In circumstances where a bunched order is not completely filled, each account will normally receive a pro-rated portion of the securities based upon the account's level of participation in the order. LMCM may under certain circumstances allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances and does not discriminate against any account.

      As noted above, several of the accounts managed by LMCM's portfolio managers pay performance fees, and thus may pay higher fees to LMCM than other accounts if certain performance objectives and other requirements are met. Since the compensation of each of LMCM's portfolio managers is impacted by firm profitability, it is possible under certain circumstances that a portfolio manager's compensation could be more positively impacted if an account that pays a performance fee performs better than accounts that do not. LMCM realizes that this could create a possible conflict of interest. However, in accordance with LMCM's written policies and procedures, investment ideas are generally implemented in all similarly managed accounts at the same time, subject to considerations of each account's investment guidelines, restrictions, tax considerations, cash balances, liquidity needs, trading costs, and other factors. These policies and procedures are designed to ensure that all accounts are treated equitably, regardless of the fees, including any performance fees, that these accounts generate for LMCM.

      In the opinion of LMCM, a portfolio manager's simultaneous management of a fund and the accounts included in the tables above, all of which are subject to LMCM's procedures, does not create any material conflicts of interest.



BALANCED TRUST. Jason M. Kiss, David P. Francis and Troy R. Snider serve as portfolio managers to Balanced Trust. The tables below provide information regarding other accounts for which Messrs. Kiss, Francis and Snider have day-to-day management responsibility. Mr. Kiss became portfolio manager to the fund on May 1, 2006.

JASON M. KISS
As of May 1, 2006:

                                                          Number of
                                                      Accounts Managed
                                                      for which Advisory         Assets Managed for
                 Number of                                   Fee is              which Advisory Fee
                 Accounts     Total Assets                Performance-            is Performance-
Type of Account  Managed        Managed                      Based                      Based

Registered        None             $0                        None                         $0
Investment

                                       56

Companies
Other pooled      None             $0                        None                         $0
investment
vehicles
Other accounts    90         $101,000,000                    None                         $0


DAVID P. FRANCIS
As of March 31, 2006:

                                                           Number of
                                                       Accounts Managed
                                                       for which Advisory       Assets Managed for
                    Number of                               Fee is              which Advisory Fee
                    Accounts     Total Assets            Performance-            is Performance-
Type of Account     Managed        Managed                  Based                    Based
Registered           None           $0                      None                       $0
Investment
Companies
Other pooled         None           $0                      None                       $0
investment
vehicles
Other accounts         2         $11,000,000                None                       $0

TROY R. SNIDER
As of March 31, 2006:

                                                           Number of
                                                       Accounts Managed
                                                       for which Advisory       Assets Managed for
                     Number of                               Fee is             which Advisory Fee
                     Accounts     Total Assets             Performance-          is Performance-
Type of Account      Managed        Managed                   Based                    Based
Registered            None             $0                     None                       $0
Investment
Companies
Other pooled          None             $0                     None                       $0
investment
vehicles
Other accounts         64         $136,000,000                None                       $0

     As of March 31, 2006, Mr. Francis and Mr. Snider owned no shares of Balanced Trust. As of May 1, 2006, Mr. Kiss owned no shares of Balanced Trust.

      Incentive compensation for Mr. Kiss is determined by a variety of factors. As a member of the Executive Committee of Bartlett & Co., Mr. Kiss is responsible for the firm's investment processes and the direction of the dedicated investment research staff. His incentive compensation will include rewards for any excess performance of the equity portion of the fund versus the Standard & Poor's 500 index. The one-year and three-year rolling returns are compared to the index returns for the same periods with the magnitude of the incentive compensation driven by the degree of investment performance in excess of that generated by the benchmark. Emphasis is placed on the longer-term, three-year return. In addition, Mr. Kiss is eligible for incentive compensation based upon his duties as a Portfolio Manager, which includes incentives for client retention and acquisition as well as the overall economic success of the firm.

      Mr. Francis and Mr. Snider are compensated with a competitive base salary along with an annual variable bonus. Bonus payments are based in part on the portfolio performance of the equity selections relative to the Standard & Poor's 500 index. Other factors in the bonus calculation are company profitability and individual contribution.

      All client accounts managed by Bartlett, including the fund, are managed to their respective benchmarks and policy statement requirements.

However, in order to protect against any potential conflicts associated with a portfolio manager's day-to-day responsibility for managing multiple accounts, Bartlett has adopted policies and procedures regarding trade allocation of securities to ensure that no client is favored over any other client. When purchasing the same security for multiple accounts, the portfolio manager will aggregate orders in order to minimize execution costs and obtain best execution. When the firm enters an aggregated order, the allocation of securities among participating clients will be completed prior to the time at which the order is entered. Each client participating in an aggregated order will receive the average share price of the transaction(s), and each client will share transaction costs on a pro-rata basis based upon the client's level of participation in the order.

      Generally, if an aggregated order is partially filled, each participating client will receive a pro-rated portion of the securities based upon the client's level of participation in the order. If, however, Bartlett determines that it is in the best interest of its clients to fill some of its client orders in their entirety rather than allocating securities on a pro-rata basis, the firm may do so; provided it maintains a record of this decision which includes a description of the reason that the general allocation policy was not followed.



SMALL-CAP  VALUE  TRUST.  Henry  F.  Otto  and  Steven M. Tonkovich serve as
portfolio  managers  to  Small-Cap  Value  Trust.  The  table   below   provides
information regarding other accounts for which Mr. Otto and Mr. Tonkovich each have day-to-day management responsibility.

HENRY F. OTTO AND STEVEN M. TONKOVICH
As of March 31, 2006:

                                                            Number of
                                                         Accounts Managed
                                                         for which Advisory     Assets Managed for
                    Number of                                 Fee is            which Advisory Fee
                    Accounts     Total Assets              Performance-          is Performance-
Type of Account     Managed        Managed                    Based                    Based
Registered            2          $1,487,012,821                  None                    $0
Investment
Companies
Other pooled          4            $521,341,561                  None                    $0
investment
vehicles
Other                28          $2,785,976,540                    5                $806,279,112
accounts

      As of March 31, 2006, Mr. Otto beneficially owned shares of Small-Cap Value Trust with a value of between $500,001 and $1,000,000.

      As of March 31, 2006, Mr. Tonkovich beneficially owned shares of Small-Cap Value Trust with a value of between $100,001 and $500,000.

      Brandywine believes that there are no material conflicts of interest that arise in connection with its simultaneous management of its various portfolios. All portfolios within a given investment style are treated in a similar fashion for all investment decisions, unless a client provides specific investment restrictions. All trade executions of a given investment decision are allocated in an unbiased manner to avoid any conflict over allocation of investment opportunities.

      The fund's portfolio managers' compensation includes a fixed base salary coupled with a bonus which is based on 1) the manager's portfolio pre-tax performance versus the small cap value peer universe constructed by the Frank Russell Company, 2) the overall profitability of all portfolio's managed by the portfolio managers, and 3) Brandywine's overall profitability. The comparison to the small cap value peer universe includes one quarter, one year, three year, and five year time periods. The bonus calculation treats every account under the portfolio manager's direction in the same manner, including the fund.

FINANCIAL SERVICES FUND. Amy LaGuardia serves as portfolio manager to Financial Services Fund. The table below provides information regarding other accounts for which Ms. LaGuardia has day-to-day management responsibility.

AMY LAGUARDIA
As of March 31, 2006:

                                                            Number of
                                                         Accounts Managed
                                                         for which Advisory     Assets Managed for
                    Number of                                 Fee is            which Advisory Fee
                    Accounts     Total Assets              Performance-          is Performance-
Type of Account     Managed        Managed                    Based                    Based
Registered           1              $67,900,000               None                      $0
Investment
Companies
Other pooled       None                $0                     None                      $0
investment
vehicles
Other accounts     284            $440,500,000                None                      $0

      As of March 31, 2006, Ms. LaGuardia beneficially owned shares of Financial Services Fund with a value of between $100,001 and $500,000.

      To date there have not been any material conflicts with the Financial Services Fund and other managed accounts nor does Barrett anticipate any conflicts. When possible Barrett uses average pricing on trades in which the fund and other accounts participates on an aggregate basis. The same investment policy is followed; however, the investment parameters differ. The fund is a sector fund with over 80% invested in financial companies whereas other clients have no more than 40% of assets in financial companies. The private clients are invested in other sectors of the market, which can do better or worse than financial services sectors at any given time. In addition, Barrett does not sell short, which eliminates a potential conflict between the private clients and the fund. Barrett also does not engage in any principal or agency cross transactions with itself or affiliated parties.

      The portfolio manager receives a base salary and participates in incentive programs wherein bonuses are paid in March after assessing entity-wide performance, company profitability and individual performance. Performance is not based solely on the individual; the firm as a whole must do well before bonuses are paid.

CODE OF ETHICS

      The funds, LMCM, LMFA, LMIS, Brandywine, Bartlett, and Barrett each has adopted a code of ethics under Rule 17j-1 of the 1940 Act, which permits personnel covered by the code to invest in securities that may be purchased or held by a fund, but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing. With respect to transactions in Legg Mason funds, personnel covered by the code: must hold fund shares purchased for at least sixty days, unless a specific waiver is granted by the person's employer; and are prohibited from using their knowledge of the portfolio of a Legg Mason fund to engage in any trade or short-term trading strategy involving that fund.

PROXY VOTING

      As each fund may hold various equity securities in its portfolio, it often has the right to vote by proxy on items of business with respect to the issuers whose securities it owns. The Legg Mason funds have developed proxy voting procedures whereby, subject to Board of Directors oversight, the advisers and/or sub-advisers that actually manage the assets of the funds are delegated the responsibility for assessing and voting each fund's proxies in accordance with their own proxy voting policies and procedures. These policies and procedures include specific provisions to determine when a conflict exists between the fund and its adviser or the adviser's affiliates. Copies of the proxy voting policies and procedures are attached to this SAI as Appendix B.

      Information regarding how each fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge through www.leggmason.com/funds/about/aboutlmf.asp or the SEC's Internet site at http://www.sec.gov.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      The portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. Short-term securities are excluded from the calculation.

      For the fiscal years ended March 31, each fund's portfolio turnover rates were as follows:

-------------------------------------------------------------------------
            FUND                        2006            2005
-------------------------------------------------------------------------
 Value Trust                            12.7%           8.8%
-------------------------------------------------------------------------
 Special Investment Trust               37.9%           17.7%
-------------------------------------------------------------------------
 American Leading Companies             14.3%           19.4%
-------------------------------------------------------------------------
 Balanced Trust                         23.0%           42.4%
-------------------------------------------------------------------------
 Small-Cap Value Trust                  30.9%           46.7%
-------------------------------------------------------------------------
 Financial Services Fund                24.8%           28.3%
-------------------------------------------------------------------------

      Variations in a fund's portfolio turnover rate from year to year may be due to a fluctuating volume of shareholder purchase and redemption orders or market conditions.

      Under each Advisory Agreement, each fund's adviser is responsible for the execution of the fund's portfolio transactions. Corporate and government debt securities are generally traded on the OTC market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. Prices paid to a dealer in debt securities will generally include a "spread," which is the difference between the price at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit. Some portfolio transactions may be executed through brokers acting as agent. In selecting brokers or dealers, each adviser must seek the most favorable price (including the applicable dealer spread or brokerage commission) and execution for such transactions, subject to the possible payment as described below of higher brokerage commissions or spreads to broker-dealers who provide research and analysis. A fund may not always pay the lowest commission or spread available. Rather, in placing orders on behalf of a fund, each adviser also takes into account other factors bearing on the overall quality of execution, such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below), any risk assumed by the executing broker and, if applicable, arrangements for payment of fund expenses.

      Consistent with the policy of most favorable price and execution, each adviser may give consideration to research, statistical and other services furnished by brokers or dealers to that adviser for its use, may place orders with brokers or dealers who provide supplemental investment and market research and securities and economic analysis, and may pay to these brokers or dealers a higher brokerage commission than may be charged by other brokers or dealers, or a higher transaction fee on so-called "riskless principal" trades in certain Nasdaq securities. Such services include, without limitation, advice as to the value of securities; the advisability of investing in, purchasing, or selling securities; advice as to the availability of securities or of purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Such research and analysis may be useful to each adviser in connection with services to clients other than the funds whose brokerage generated the service. On the other hand, research and analysis received by the adviser from brokers executing orders for clients other than the funds may be used for the funds' benefit. Each adviser's fee is not reduced by reason of its receiving such brokerage and research services.

      As adviser to Value Trust, Special Investment Trust and American Leading Companies, LMCM may allocate brokerage transactions to broker-dealers who allocate a portion of the commissions paid by each fund toward the reduction of the fund's expenses payable to third-party service providers other than LMCM or its affiliates. The transaction quality must, however, be comparable to that of other qualified broker-dealers. Neither LMCM nor its affiliates receive any direct or indirect benefit from these arrangements.

      Each fund may use brokerage firms affiliated with a fund's investment adviser ("affiliated broker") as its broker for agency transactions in listed and OTC securities at commission rates and under circumstances consistent with the policy of best execution. Commissions paid to affiliated brokers will not exceed "usual and customary brokerage commissions." Rule 17e-1 under the 1940 Act defines "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In the OTC market, a fund generally deals with responsible primary market makers unless a more favorable execution can otherwise be obtained.

      For the fiscal years ended March 31, each fund paid the following brokerage commissions:

--------------------------------------------------------------------------------
               FUND                      2006           2005            2004
--------------------------------------------------------------------------------
 Value Trust                           $7,390,714   $7,075,533(a)    $3,893,533
--------------------------------------------------------------------------------
 Special Investment Trust(b)           $4,233,460      $2,297,192    $1,651,382
--------------------------------------------------------------------------------
 American Leading Companies Trust     $295,085(c)        $401,640      $380,693
--------------------------------------------------------------------------------
 Balanced Trust                        $19,763(d)         $46,764       $42,200
--------------------------------------------------------------------------------
 U.S. Small Cap Value Trust              $323,419        $402,141      $401,742
--------------------------------------------------------------------------------
 Financial Services Fund                  $61,541      $59,062(e)       $37,292
--------------------------------------------------------------------------------

  (a) The increase in commissions paid by Value Trust during the fiscal year ended 2005 relative to the prior year was due to an increase in the volume and frequency of trades during that fiscal year and by the effect of slightly higher commission rates. The increase in the volume and frequency of trades can be attributed to an increase in the fund's portfolio turnover rate.

  (b) The increase in commissions paid by Special Investment Trust during the fiscal years ended 2005 and 2006 relative to the prior fiscal year was due to an increase in the volume and frequency of trades during that fiscal year and by the effect of slightly higher commission rates. The increase in the volume and frequency of trades can be attributed to an increase in the fund's portfolio turnover rate.

  (c)The decrease in commissions paid by American Leading Companies Trust during the fiscal year ended 2006 relative to the prior year was due to a decrease in the volume and frequency of trades during that fiscal year and by the effect of somewhat lower commission rates. The decrease in the volume and frequency of trades can be attributed to a decrease in the fund's portfolio turnover rate.

  (d)The decrease in commissions paid by Balanced Trust during the fiscal year ended 2006 relative to the prior year was due to a decrease in the volume and frequency of trades during that fiscal year and by the effect of somewhat lower commission rates. The decrease in the volume and frequency of trades can be attributed to a decrease in the fund's portfolio turnover rate.

  (e) The increase in commissions paid by Financial Services Fund during the fiscal year ended 2005 was due to an increase in agency transactions versus principal transactions.

      For the period April 1, 2005 to November 30, 2005, the following funds paid the following brokerage commissions to Legg Mason Wood Walker, Incorporated ("LMWW"), the funds' previous distributor:

                    ------------------------------------------------
                                FUND                        2006
                    ------------------------------------------------
                     Value Trust                            $21,680
                    ------------------------------------------------
                     American Leading Companies             $22,240
                    ------------------------------------------------


      For the fiscal years ended March 31, the following funds paid the following brokerage commissions to LMWW:

        ----------------------------------------------------------
                    FUND                2005               2004
        ----------------------------------------------------------
         Value Trust                  $79,043*          $90,800
        ----------------------------------------------------------
         Special Investment Trust    $101,920**          $2,560
        ----------------------------------------------------------
         American Leading Companies   $4,600***         $13,250
        ----------------------------------------------------------

* Represents 1.12% of the total brokerage commissions paid and 0.60% of the total dollar amount of transactions involving the payment of brokerage commissions for the most recent fiscal year.

** Represents 4.44% of the total brokerage commissions paid and 4.35% of the total dollar amount of transactions involving the payment of brokerage commissions for the most recent fiscal year.

***   Represents 1.15% of total  brokerage  commissions  paid and 0.97% of total
      dollar  amount  of  transactions  involving  the  payment   of   brokerage
      commissions for the most recent fiscal year.

      For the fiscal year ended March 31, 2006, LMWW received no brokerage commission from Special Investment Trust. For the fiscal years ended March 31, 2006, 2005 and 2004, LMWW received no brokerage commissions from Balanced Trust, Small-Cap Value Trust or Financial Services Fund.

      Except as permitted by SEC rules or orders, each fund may not buy securities from, or sell securities to, LMIS or its affiliated persons as principal. Each fund's Board of Directors has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby the fund may purchase securities that are offered in certain underwritings in which LMIS or any of its affiliated persons is a participant. These procedures, among other things, limit each fund's investment in the amount of securities of any class of securities offered in an underwriting in which LMIS or any of its affiliated persons is a participant so that each fund, together with all other registered investment companies having the same adviser and all private accounts controlled by the same adviser, may not purchase more than 25% of the principal amount of the offering of such class. In addition, a fund may not purchase securities during the existence of an underwriting if LMIS is the sole underwriter of those securities. In no case in which a fund purchases securities in an underwriting in which LMIS or any affiliated person is a participant can the fund purchase the securities from LMIS or the affiliated person.

      Section 11(a) of the Securities Exchange Act of 1934 prohibits LMIS from receiving compensation for executing transactions on an exchange for its affiliates, such as the funds, unless the affiliate expressly consents by written contract. Each Advisory Agreement expressly provides such consent.

      Of the regular broker-dealers used by each respective fund during the fiscal year ended March 31, 2006, the following funds owned shares of the following broker-dealers or parent companies of broker-dealers as of that date:

                                                 MARKET VALUE OF
             VALUE TRUST                             SHARES HELD
             ---------------------------------------------------
             Citigroup, Inc.                     $496,179,488
             J.P. Morgan Chase & Co.             $783,248,400

                                                 MARKET VALUE OF
             SPECIAL INVESTMENT TRUST                SHARES HELD
             ---------------------------------------------------
             The Bear Stearns Companies, Inc.    $208,050,000

                                                 MARKET VALUE OF
             AMERICAN LEADING COMPANIES TRUST        SHARES HELD
             ---------------------------------------------------
             Bank of America Corp.               $15,638,436
             Citigroup, Inc.                     $21,961,950
             J.P. Morgan Chase & Co.             $31,313,280
             Merrill Lynch & Co., Inc.           $5,513,200
             Morgan Stanley                      $4,397,400

                                                 MARKET VALUE OF
             BALANCED TRUST                          SHARES HELD
             ---------------------------------------------------
             Bank of America Corp.               $320,780
             Citigroup, Inc.                     $1,623,219
             Lincoln National Corp.              $633,244
             The Goldman Sachs Group, Inc.       $549,360
             Merrill Lynch & Co., Inc.           $485,853

                                                 MARKET VALUE OF
             FINANCIAL SERVICES FUND                 SHARES HELD
             ---------------------------------------------------
             J.P. Morgan Chase & Co.             $1,165,254

                                                 MARKET VALUE OF
             SMALL-CAP VALUE TRUST                   SHARES HELD
             ---------------------------------------------------
             Raymond James Financial, Inc.       $198,740




      Investment decisions for each fund are made independently from those of other funds and accounts advised by LMFA, LMCM, Bartlett, Brandywine or Barrett. However, the same security may be held in the portfolios of more than one fund or account. When two or more accounts simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated to each account. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account's ability to participate in large-volume transactions may produce better executions and prices.

                             THE FUNDS' DISTRIBUTOR

      LMIS acts as distributor of the funds' shares pursuant to separate Distribution Agreements with each fund. Except as noted in the Prospectus, each Corporation's shares are distributed in a continuous offering. Each Distribution Agreement obligates LMIS to promote the sale of fund shares and to pay certain expenses in connection with its distribution efforts, including expenses for the printing and distribution of prospectuses and periodic reports used in connection with the offering to prospective investors (after the prospectuses and reports have been prepared, set in type and mailed to existing shareholders at each fund's expense) and for supplementary sales literature and advertising costs.

      Each fund has adopted a Distribution Plan for Primary Class shares ("Primary Class Plans"); and Value Trust, Special Investment Trust, American Leading Companies, Balanced Trust and Financial Services Fund have each adopted a Distribution Plan for Financial Intermediary Class shares ("Financial Intermediary Class Plans"); and Value Trust and Special Investment Trust have each adopted a Distribution Plan for Class R shares ("Class R Plan"), each a "Plan" which, among other things, permits a fund to pay LMIS fees for its services related to sales and distribution of Primary Class shares, Financial Intermediary Class shares or Class R shares, respectively, and the provision of ongoing services to holders of those shares. Payments with respect to a class are made only from assets attributable to that class. Under the Primary Class Plans, the aggregate fees may not exceed an annual rate of each fund's average daily net assets attributable to Primary Class shares as follows: 1.00% for Special Investment Trust, American Leading Companies, Small-Cap Value Trust and Financial Services Fund, 0.75% for Balanced Trust and 0.95% for Value Trust. Under the Financial Intermediary Class Plans, the aggregate fees may not exceed an annual rate of 0.40% (0.25% in the case of Financial Services Fund) of each fund's average daily net assets attributable to Financial Intermediary Class shares. Currently, under each Financial Intermediary Class Plan, LMIS receives 0.25% of assets attributable to Financial Intermediary Class shares annually from each fund. Under the Class R Plans, the aggregate fees may not exceed an annual rate of 0.75% of each fund's average daily net assets attributable to Class R shares. Currently under each Class R Plan, LMIS receives 0.50% of assets attributable to Class R shares annually from each fund. Distribution activities for which such payments may be made include, but are not limited to, compensation to persons who engage in or support distribution and redemption of shares, printing of prospectuses and reports for persons other than existing shareholders, advertising, preparation and distribution of sales literature, overhead, travel and telephone expenses, all with respect to the respective class of shares only.

      Amounts payable by a fund under a Plan need not be directly related to the expenses actually incurred by LMIS on behalf of the fund. Each Plan does not obligate a fund to reimburse LMIS for the actual expenses LMIS may incur in fulfilling its obligations under the Plan. Thus, even if LMIS actual expenses exceed the fee payable to LMIS at any given time, a fund will not be obligated to pay more than that fee. If LMIS expenses are less than the fee it receives, LMIS will retain the full amount of the fee.

      With respect to Primary Class and/or Financial Intermediary Class shares, LMFA and LMCM have agreed to waive their fees if necessary to meet the voluntary expense limits for American Leading Companies, Financial Services Fund, Balanced Trust and Small-Cap Value Trust to the extent described under "The Funds' Investment Adviser/Manager/Administrator."

      The Plans were each adopted, as required by Rule 12b-1 under the 1940 Act, by a vote of the Board of Directors of each respective fund including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of any Plan or any Distribution Agreement ("12b-1 Directors"). In approving the establishment or continuation of each Plan, in accordance with the requirements of Rule 12b-1, the directors determined that there was a reasonable likelihood that each Plan would benefit the applicable fund, class and its shareholders. The directors considered, among other things, the extent to which the potential benefits of the Plan to the fund's Primary Class, Financial Intermediary Class and Class R shareholders, as applicable, could offset the costs of the Plan; the likelihood that each Plan would succeed in producing such potential benefits; the merits of certain possible alternatives to each Plan; and the extent to which the retention of assets and additional sales of the fund's Primary Class, Financial Intermediary Class and Class R shares, as applicable, would be likely to maintain or increase the amount of compensation paid by that fund to the adviser.

      In considering the costs of each Plan, the directors gave particular attention to the fact that any payments made by a fund to LMIS under a Plan would increase the fund's level of expenses in the amount of such payments. Further, the directors recognized that the adviser would earn greater management fees if a fund's assets were increased, because such fees are calculated as a percentage of a fund's assets and thus would increase if net assets increase. The directors further recognized that there can be no assurance that any of the potential benefits described below would be achieved if each Plan was implemented.

      Among the potential benefits of the Plans, the directors noted that the payment of commissions and service fees to LMIS for payment to securities brokers and their registered representatives could motivate them to improve their sales efforts with respect to each fund's Primary Class shares, Financial Intermediary Class shares and Class R shares, as applicable, and to maintain and enhance the level of services they provide to a fund's respective class of shareholders. These efforts, in turn, could lead to increased sales and reduced redemptions, eventually enabling a fund to achieve economies of scale and lower per share operating expenses. Any reduction in such expenses could serve to offset, at least in part, the additional expenses incurred by a fund in connection with its Plan. Furthermore, the investment management of a fund could be enhanced, as any net inflows of cash from new sales might enable its portfolio manager to take advantage of attractive investment opportunities, and the possible reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the funds necessary to meet the redemption requests.

      As compensation for its services and expenses, in accordance with each Primary Class Plan, LMIS receives from each fund an annual distribution fee equivalent to a percentage of the fund's average daily net assets as follows:
0.70% for Value Trust; 0.75% for Special Investment Trust; 0.75% for American Leading Companies; 0.50% for Balanced Trust; 0.75% for Small Cap Value; and 0.75% for Financial Services, and an annual service fee equivalent to 0.25% of its average daily net assets attributable to Primary Class shares. In accordance with each Financial Intermediary Class Plan, as compensation for its services and expenses, LMIS is authorized to receive from Value Trust, Special Investment Trust, American Leading Companies and Balanced Trust an annual distribution fee equivalent to 0.15% of each fund's average daily net assets, and an annual service fee equivalent to 0.25% of each fund's average daily net assets attributable to Financial Intermediary Class shares, except that Financial Services Fund's Plan does not provide for any distribution fee, only a 0.25% annual service fee. The Boards of these funds have currently approved payment of 0.25% under the Financial Intermediary Class plans. In accordance with each Class R Plan, as compensation for its services and expense, LMIS is authorized to receive from Value Trust and Special Investment Trust an annual distribution fee equivalent to 0.50% of the fund's average daily net assets, and an annual service fee equal to 0.25% of the fund's average daily net assets, attributable to Class R shares. The Boards of Directors of these funds have currently approved payment of 0.50% under the Class R plans. All distribution and service fees are calculated daily and paid monthly.


      Each Plan will continue in effect only so long as it is approved at least annually by the vote of a majority of the Board of Directors, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on that Plan. A Plan may be terminated with respect to a class of a fund by a vote of a majority of the 12b-1 Directors or by vote of a majority of the outstanding voting securities of the applicable class of that fund. Any change in a Plan that would materially increase the distribution costs to a fund requires approval by the shareholders of the applicable class of the fund; otherwise a Plan may be amended by the directors, including a majority of the 12b-1 Directors.

      Rule 12b-1 requires that any person authorized to direct the disposition of monies paid or payable by a fund, pursuant to a Plan or any related agreement shall provide to that fund's Board of Directors, and the directors shall review, at least quarterly, a written report of the amounts so expended pursuant to the plan and the purposes for which the expenditures were made.

      As of the date of this SAI, the Class R shares of Value Trust and Special Investment Trust have not yet commenced operations and therefore the funds have not incurred any distribution or service fees with respect to Class R shares.

      For the period April 1, 2005 to November 30, 2005, LMWW, the funds' previous distributor, incurred the following expenses in connection with distribution and shareholder services with respect to Primary Class shares of (prior to fees waived):

            Value Trust                         $71,668,613
            Special Investment Trust            $23,019,291
            American Leading Companies          $4,496,568
            Balanced Trust                      $185,416
            Small-Cap Value Trust               $1,585,375
            Financial Services Fund             $376,186

      For the period April 1, 2005 to November 30, 2005, the following distribution fees were waived by LMWW with respect to Primary Class shares:

            Balanced Trust                      $24,722
            Small-Cap Value Trust               $5,628
            Financial Services Fund             $7,524

      For the period December 1, 2005 to March 31, 2006, LMIS incurred the following expenses in connection with Primary Class share distribution and shareholder services:

            Value Trust                         $37,903,864
            Special Investment Trust            $12,080,258
            American Leading Companies          $2,442,718
            Balanced Trust                      $95,761
            Small-Cap Value Trust               $757,877
            Financial Services Fund             $192,499

      For the period December 1, 2005 to March 31, 2006, the following distribution fees were waived by LMIS with respect to Primary Class shares:

            Balanced Trust                      $10,895
            Small-Cap Value Trust               $25,563
            Financial Services Fund             $10,674

      For the period April 1, 2005 to November 30, 2005, LMWW incurred the following expenses in connection with distribution and shareholder services with respect to Financial Intermediary Class shares of (prior to fees waived):

            Value Trust                         $2,187,087
            Special Investment Trust            $92,599
            Balanced Trust                      $33,514
            Financial Services Fund             $18,418

      For the period April 1, 2005 to November 30, 2005, distribution fees of $5,362 were waived by LMWW with respect to Financial Intermediary Class shares of Balanced Trust.

      For the period December 1, 2005 to March 31, 2006, LMIS incurred the following expenses in connection with Financial Intermediary Class share distribution and shareholder services:

            Value Trust                         $1,547,558
            Special Investment Trust            $60,389
            Balanced Trust                      $6,612
            Financial Services Fund             $8,644

      For the period December 1, 2005 to March 31, 2006 distribution fees of $5,874 were waived by LMIS with respect to Financial Intermediary Class shares of Balanced Trust.

      For the period April 1, 2005 to November 30, 2005, LMWW incurred the following expenses in connection with distribution and shareholder services with respect to Primary Class shares for each of the following funds:

                                                      Special       American                   Small-Cap      Financial
                                      Value Trust   Investment       Leading      Balanced       Value        Services
                                                       Trust        Companies       Trust        Trust          Fund
                                    -------------------------------------------------------------------------------------
Compensation to sales
personnel                             $39,996,000   $13,351,000     $2,629,000    $107,000     $871,000       $219,000

Advertising                           $2,585,000    $1,071,000      $703,000      $56,000      $251,000       $72,000

Printing and mailing
of prospectuses                       $405,000      $200,000        $141,000      $18,000      $57,000        $24,000
to prospective shareholders

Administration, overhead and
corporate technology                  $19,831,000   $8,782,000      $2,139,000    $441,000     $1,375,000     $576,000

                                    -------------------------------------------------------------------------------------

Total expenses
                                      $62,817,000   $23,404,000     $5,612,000    $622,000     $2,554,000     $891,000
                                    =====================================================================================

      For the period December 1, 2005 to March 31, 2006, LMIS incurred the following expenses in connection with distribution and shareholder services with respect to Primary Class shares for each of the following funds:

                                                      Special       American                   Small-Cap      Financial
                                      Value Trust   Investment       Leading      Balanced       Value         Services
                                                       Trust        Companies       Trust        Trust           Fund
                                    -------------------------------------------------------------------------------------
Compensation to sales
personnel                             $22,871,000   $7,924,000      $1,589,000    $62,000      $502,000       $128,000

Advertising                           $1,181,000    $615,000        $314,000      $36,000      $126,000       $37,000

                                                      Special       American                   Small-Cap      Financial
                                      Value Trust   Investment       Leading      Balanced       Value         Services
                                                       Trust        Companies       Trust        Trust           Fund
                                    -------------------------------------------------------------------------------------
Printing and mailing of
prospectuses to
prospective shareholders              $220,000      $104,000        $57,000       $11,000      $27,000        $12,000

Administration, overhead and
corporate technology                  $8,132,000    $3,707,000      $941,000      $292,000     $617,000       $280,000

                                    -------------------------------------------------------------------------------------

Total expenses
                                      $32,404,000   $12,350,000     $2,901,000    $381,000     $1,272,000     $457,000
                                    =====================================================================================

      For the period April 1, 2005 to November 30, 2005, LMWW incurred the following expenses in connection with distribution and shareholder services of Financial Intermediary Class shares for each of the following funds:


                                              Value Trust      Special      Balanced       Financial
                                                              Investment      Trust      Services Fund
                                                                Trust
                                         ---------------------------------------------------------------
Compensation to sales
personnel                                     $2,036,000      $67,000       $0           $9,000

Advertising                                   $301,000        $17,000       $30,000      $14,000

Printing and mailing
of prospectuses                               $47,000         $3,000        $10,000      $5,000
to prospective shareholders

Administration, overhead and
corporate technology                          $2,311,000      $142,000      $239,000     $113,000
                                         ---------------------------------------------------------------

Total expenses                                $4,695,000      $229,000      $279,000     $141,000
                                         ===============================================================


      For the period December 1, 2005 to March 31, 2006, LMIS incurred the following expenses in connection with distribution and shareholder services of Financial Intermediary Class shares for each of the following funds:


                                              Value Trust      Special      Balanced       Financial
                                                              Investment      Trust      Services Fund
                                                                Trust
                                         ---------------------------------------------------------------

Compensation to sales
personnel                                     $1,285,000      $47,000       $0           $5,000

Advertising                                   $183,000        $13,000       $7,000       $7,000

Printing and mailing
of prospectuses                               $34,000         $2,000        $2,000       $2,000
to prospective shareholders

Administration, overhead and
corporate technology                          $1,263,000      $74,000       $56,000      $50,000

Total expenses
                                              $2,765,000      $136,000      $65,000      $64,000


      The foregoing are estimated and do not include all expenses fairly allocable to LMWW's, LMIS' or their affiliates' efforts to distribute Primary Class shares or Financial Intermediary Class shares.

                           CAPITAL STOCK INFORMATION

     Value Trust has authorized capital of 1.5 billion shares of common stock, par value $0.001 per share. Special Investment Trust has authorized capital of 850 million shares of common stock, par value $0.001 per share. Investors Trust has authorized issuance of 600 million shares of par value $.001 per share of American Leading Companies, 625 million shares of par value $.001 per share of Balanced Trust, 200 million shares of par value $.001 per share of Small-Cap Value Trust, and 475 million shares of par value $.001 per share of Financial Services Fund. Each Corporation may authorize and issue additional series of shares and may create additional classes. Each fund currently offers two classes of shares -- Primary Class shares and Institutional Class shares. Value Trust, Special Investment Trust, American Leading Companies Trust, Balanced Trust and Financial Services Fund also offer Financial Intermediary Class shares. In addition, Value Trust and Special Investment Trust offer Class R shares. Each class represents interests in the same pool of assets. A separate vote is taken by a class of shares of a fund if a matter affects just that class of shares. Each class of shares may bear certain differing class- specific expenses and sales charges, which may affect performance.

      The Board of Directors of each fund does not anticipate that there will be any conflicts among the interests of the holders of the different classes of a fund's shares. If the Board of Directors becomes aware that any such conflict exists, it will take appropriate actions. Shareholders of each fund are entitled to one vote per share and fractional votes for fractional shares held. Voting rights are not cumulative. All shares of the funds are fully paid and nonassessable and have no preemptive or conversion rights.

      For each fund, shareholder meetings will not be held except: where the 1940 Act requires a shareholder vote on certain matters (including the election of directors, approval of an advisory contract, and certain amendments to a plan of distribution pursuant to Rule 12b-1); at the request of a majority of the shares entitled to vote as set forth in the by-laws of the fund; or as the Board of Directors from time to time deems appropriate or necessary.

     THE CORPORATIONS' CUSTODIAN AND TRANSFER AND DIVIDEND-DISBURSING AGENT

      State Street Bank and Trust Company ("State Street"), P.O. Box 1713, Boston, Massachusetts 02105, serves as custodian of each fund's assets. BFDS, P.O. Box 953, Boston, Massachusetts 02103, as agent for State Street, serves as transfer and dividend-disbursing agent to the funds and administrator of various shareholder services. LM Fund Services, Inc. ("LMFS") serves as sub-transfer agent to the funds assisting BFDS with certain of its duties as transfer agent. LMFS, an affiliate of LMIS, receives from BFDS for its services a percentage of the per account fees the funds pay BFDS for transfer agency services. Shareholders who request a historical transcript of their account will be charged a fee based upon the number of years researched. Each fund reserves the right, upon at least 60 days' prior written notice, to institute other charges on shareholders to cover a fund's administrative costs. LMFS may also receive compensation for providing certain shareholder services to Financial Intermediary and Institutional Class shareholders of the funds.

                         THE CORPORATIONS' LEGAL COUNSEL

      Kirkpatrick &   Lockhart  Nicholson  Graham  LLP,  1601  K  Street,  N.W.,
Washington, D.C. 20006-1600, serves as counsel to each Corporation.

        THE CORPORATIONS' INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      PricewaterhouseCoopers LLP, 250 W. Pratt Street, Baltimore, MD 21201, serves as independent registered public accounting firm to each Corporation.

                              FINANCIAL STATEMENTS

      The Annual Reports to Shareholders for the fiscal year ended March 31, 2006 contain the funds' financial statements, accompanying notes and the report of PricewaterhouseCoopers LLP, their independent registered public accounting firm, all of which are hereby incorporated by reference herein.

                                                                      APPENDIX A

                              RATINGS OF SECURITIES

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") RATINGS:

Long-Term Debt Ratings

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues an obligation rated Aaa is judged to be of the highest quality, with minimal credit risk.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities. An obligation rated Aa is judged to be of high quality and are subject to very low credit risk. Obligations rated Aaa and Aa comprise what are generally known as high-grade bonds.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future. An obligation rated A is considered upper-medium grade and are subject to low credit risk.

Baa - Bonds which are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. An obligation rated Baa is subject to moderate credit risk. Obligations rated Baa are considered medium grade and as such may possess certain speculative characteristics..

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. An obligation rated Ba is judged to have speculative elements and is subject to substantial credit risk.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. An obligation rated B is considered speculative and is subject to high credit risk.

Caa - Bonds which are rated Caa are judged to be of poor standing and are subject to very high credit risk. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are judged to be highly speculative in a high degree and are likely in, or very near, default, with some prospect for recovery of principal and interest. Such issues are often in default or have other marked shortcomings.

C - An obligation rated C is the lowest rated class of bonds and is typically in default, with little prospect for recovery of principal or interest.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Debt Ratings

PRIME-1 - Issuers with a Prime-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations.

PRIME-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations.

PRIME-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term obligations.

NOT PRIME - Issuers (or supporting institutions) rated not prime do not fall within any of the Prime rating categories.


DESCRIPTION OF STANDARD & POOR'S ("S&P") RATINGS:

Long-Term Issue Credit Ratings

AAA  -  An  obligation  rated AAA has the highest rating assigned by  S&P.   The
obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA - An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the
obligor's  inadequate  capacity  to  meet   its   financial  commitment  on  the
obligation.

B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated CC is currently highly vulnerable to nonpayment.

R - An obligor rated R is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations and not to others.

SD AND D - An obligor rated SD (Selective Default) or D has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A D rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An SD rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.

PLUS (+) OR MINUS (-) - The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c - The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p - The letter p indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

* - Continuance of ratings is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r -The r is attached to highlight derivatives, hybrids and certain other obligations that S&P believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities whose principal or interest return is indexed to equities, commodities or other instruments. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.  Not rated.

COMMERCIAL PAPER

A-1. - A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2. - A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory

A-3. - A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                                                                      APPENDIX B

                                LEGG MASON FUNDS
                             PROXY VOTING POLICIES
                              (REVISED 8/11/2004)


These policies are designed to address the rights and responsibility of the Legg Mason funds to ensure that proxies held by the funds are voted in the best interests of each respective fund. Some Legg Mason funds, particularly fixed-income funds, will rarely own securities that have corresponding voting rights. Other funds, however, own equity securities and these policies are designed to assure that proxies are voted in the best interests of the funds, to address potential conflicts of interest, and to keep proxy voting records.

1. VOTING PROXIES - Proxies solicited for items of business with respect to issuers whose voting securities are owned by a Legg Mason fund, if voted by the fund, must be voted in the best interests of the fund.

2. PROXY VOTING POLICIES OF ADVISERS TO LEGG MASON FUNDS - Each investment adviser and sub-adviser to a Legg Mason fund must have written proxy voting policies and procedures, including policies and procedures to address potential material conflicts between an adviser and its clients (including the fund). Each different adviser may have different proxy voting policies and procedures that are individually tailored to fit its respective businesses and investment styles.

3. FUNDS' PROXY VOTING POLICIES AND PROCEDURES - The investment advisers and sub-advisers to the Legg Mason funds are responsible for managing the assets of the fund or funds they manage, including voting proxies. In accordance with the procedures noted below, the Board of Directors/Trustees of the Legg Mason funds will initially and periodically review and approve the use of the advisers' policies for the voting of the funds' proxies. The policies and procedures that a fund will utilize with respect to proxy voting shall be the proxy voting policies and procedures of the adviser or sub-adviser that actually manages the assets of the fund. Each adviser or sub-adviser is responsible for maintaining all proxy voting records required to be established and maintained by the Legg Mason funds and shall provide such records to the funds upon request.

4. ANNUAL REVIEW - An adviser's proxy voting policies and procedures must be initially reviewed and their use on behalf of a Legg Mason fund approved by the Board of Directors/Trustees. In addition, on an annual basis, each adviser must report any significant problems that arose during the year, any material conflicts, how such conflicts were addressed, and the total number of proxies voted during the previous year. Advisers should also be prepared to discuss any novel or controversial proxy votes during their semi-annual reports to the Board of Directors/Trustees and any votes that were made inconsistent with the adviser's stated proxy voting policies and procedures.

5. CHANGES TO ADVISERS' POLICIES AND PROCEDURES - On an annual basis, any changes to an adviser's proxy voting policies and procedures, as relevant to the funds, must be reported to the Board of Directors/Trustees, which shall review and, in its discretion, approve the use of such amended proxy voting policies and procedures.

                          LEGG MASON FUND ADVISER, INC.
                               PROXY VOTING POLICY

LMFA delegates to each sub-adviser the responsibility for voting proxies for its funds, as applicable, to each sub-adviser through its contracts with each sub-adviser. Each sub-adviser may use its own proxy voting policies and procedures to vote proxies of the funds if the funds' Board reviews and approves the use of those policies and procedures. Accordingly, LMFA does not expect to have proxy-voting responsibility for any of the funds.

Should LMFA become responsible for voting proxies for any reason, such as the inability of a sub-adviser to provide investment advisory services, LMFA shall utilize the proxy voting guidelines established by the most recent sub-adviser to vote proxies until a new sub-adviser is retained and the use of its proxy voting policies and procedures is authorized by the Board. In the case of a material conflict between the interests of LMFA (or its affiliates if such conflict is known to persons responsible for voting at LMFA) and any fund, the Board of Directors of LMFA shall consider how to address the conflict and/or how to vote the proxies. LMFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

LMFA shall be responsible for gathering relevant documents and records related to proxy voting from each sub-adviser and providing them to the funds as required for the funds to comply with applicable rules under the Investment Company Act of 1940. LMFA shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of each sub-adviser, including the actual proxy voting policies and procedures of each sub-adviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

Questions regarding this policy should be referred to the Legal and Compliance Department of Legg Mason, Inc.

                       LEGG MASON CAPITAL MANAGEMENT, INC.

                         PROXY PRINCIPLES AND PROCEDURES

OVERVIEW

Legg Mason Capital Management, Inc. (LMCM) has implemented the following principles and procedures for voting proxies on behalf of advisory clients. These principles and procedures are reasonably designed to ensure LMCM exercises its voting responsibilities to serve the best interests of its clients and in compliance with applicable laws and regulations. LMCM assumes responsibility and authority for voting proxies for all clients, unless such responsibility and authority has been expressly retained by the client or delegated by the client to others. For each proxy vote LMCM takes into consideration its duty to its clients and all other relevant facts available to LMCM at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis. LMCM employs the same proxy principles and procedures for all funds for which it has voting responsibility.

PRINCIPLES

Proxy voting is a valuable right of company shareholders. Through the voting mechanism, shareholders are able to protect and promote their interests by communicating views directly to the company's Board of Directors (Board), as well as exercising their right to grant or withhold approval for actions proposed by the Board or company management. LMCM believes the interests of shareholders are best served by the following principles when considering proxy proposals:

PRESERVE AND EXPAND THE POWER OF SHAREHOLDERS IN AREAS OF CORPORATE GOVERNANCE - Equity shareholders are owners of the business - company boards and management teams are ultimately accountable to them. LMCM supports policies, plans and structures that promote accountability of the Board and management to owners, and align the interests of the Board and management with owners. Examples include: annual election of all Board members, cumulative voting, and incentive
plans that are contingent on delivering value to shareholders.   LMCM opposes
proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, and incentives that are not linked to owner returns.

ALLOW RESPONSIBLE MANAGEMENT TEAMS TO RUN THE BUSINESS - LMCM supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, LMCM opposes proposals that limit management's ability to do this. LMCM generally opposes proposals that seek to place restrictions on management in order to promote political, religious or social agendas.

Please see LMCM's proxy voting guidelines, which are attached as Schedule A, for more details.

PROCEDURES
----------

Oversight
LMCM's Chief Investment Officer (CIO) has full authority to determine LMCM's proxy voting principles and vote proxies on behalf of LMCM's clients. The Chief Investment Officer has delegated oversight and implementation of the proxy voting process, including the principles and procedures that govern it, to one or more Proxy Officers and Compliance Officers. No less than annually, LMCM will review existing principles and procedures in light of LMCM's duties as well as applicable laws and regulations to determine if any changes are necessary.

Limitations
LMCM recognizes proxy voting as a valuable right of company shareholders. Generally speaking, LMCM will vote all proxies it receives. However, LMCM may refrain from voting in certain circumstances. For instance, LMCM generally intends to refrain from voting a proxy if the company's shares are no longer held by LMCM's clients at the time of the meeting. Additionally, LMCM may refrain from voting a proxy if LMCM concludes the potential impact on shareholders' interests is insignificant while the cost associated with analyzing and voting the proxy may be significant.

Proxy Administration
LMCM instructs each client custodian to forward proxy materials to LMCM's Proxy Administrator. New client custodians are notified at account inception of their responsibility to deliver proxy materials to LMCM. LMCM uses Institutional Shareholder Services (ISS) to electronically receive and vote proxies, as well as to maintain proxy voting receipts and records.

Upon receipt of proxy materials:

      Compliance Review
      -----------------
      A Compliance Officer reviews the proxy issues and identifies any potential conflicts of interests between LMCM, or its employees, and LMCM's clients. LMCM recognizes that it has a duty to vote proxies in the best interests of its clients, even if such votes may result in a loss of business or economic benefit to LMCM or its affiliates.

      1. IDENTIFYING POTENTIAL CONFLICTS. In identifying potential conflicts of interest the Compliance Officer will review the following issues:

              (a) Whether there are any business or personal relationships between LMCM, or an employee of LMCM, and the officers, directors or shareholder proposal proponents of a company whose securities are held in client accounts that may create an incentive for LMCM to vote in a manner that is not consistent with the best interests of its clients;

              (b) Whether LMCM has any other economic incentive to vote in a manner that is not consistent with the best interests of its clients; and


              (c) Whether the Proxy Officer voting the shares is aware of any business or personal relationship, or other economic incentive, that has the potential to influence the manner in which the Proxy Officer votes the shares.

      2. ASSESSING MATERIALITY. A potential conflict will be deemed to be material if the Compliance Officer determines in the exercise of reasonable judgment that the conflict is likely to have an impact on the manner in which the subject shares are voted.

      If the Compliance Officer determines that the potential conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting.

      If the Compliance Officer determines that the potential conflict may be material, the following steps will be taken:

              (a) The Compliance Officer will consult with representatives of LMCM's senior management to make a final determination of materiality. The Compliance Officer will maintain a record of this determination.

              (b) After the determination is made, the following procedures will apply:

                  (i) If the final determination is that the potential conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting.

                  (ii) If the final determination is that the potential conflict is material, LMCM will adhere to the following procedures:

                          A. If LMCM's Proxy Voting Guidelines (Guidelines), a copy of which is included as Schedule A, definitively address the issues presented for vote, LMCM will vote according to the Guidelines.

                          B. If the issues presented for vote are not definitively addressed in the Guidelines, LMCM will either (x) follow the vote recommendation of an independent voting delegate, or (y) disclose the conflict to clients and obtain their consent to vote.

Proxy Officer Duties
--------------------
      The Proxy Officer reviews proxies and evaluates matters for vote in light of LMCM's principles and procedures and the Guidelines. The Proxy Officer may seek additional information from LMCM's investment personnel, company management, independent research services, or other sources to determine the best interests of shareholders. Additionally, the Proxy Officer may consult with LMCM's Chief Investment Officer for guidance on proxy issues. LMCM will maintain all documents that have a material impact on the basis for the vote. The Proxy Officer will return all signed, voted forms to the Proxy Administrator.

Proxy Administrator Duties
--------------------------
The Proxy Administrator:

      1. Provides custodians with instructions to forward proxies to LMCM for all clients for whom LMCM is responsible for voting proxies;

      2. Reconciles the number of shares indicated on the proxy ballot with LMCM's internal data on shares held as of the record date and notifies the custodian of any discrepancies or missed proxies;

      3. Will use best efforts to obtain missing proxies from custodians;

      4. Informs the Compliance Officer and Proxy Officer if the company's shares are no longer held by Firm clients as of the meeting date;

      5. Ensures that the Compliance Officer and Proxy Officer are aware of the timeline to vote a proxy and uses best efforts to ensure that votes are cast in a timely manner;

      6. Follows instructions from the Proxy Officer or Compliance Officer as to how to vote proxy issues, and casts such votes via ISS software, online or via facsimile; and

      7. Obtains evidence of receipt and maintains records of all proxies voted.

Record Keeping
The following documents are maintained onsite for two years and in an easily accessible place for another three years:

      1. A copy of all policies and procedures maintained by LMCM during the applicable period relating to proxy voting;

      2. A copy of each proxy statement received regarding client securities (LMCM intends to rely on the availability of such documents through the Securities and Exchange Commission's EDGAR database);

      3. A record of each vote cast by LMCM on behalf of a client (LMCM has an agreement with ISS whereby ISS has agreed to maintain these records and make them available to LMCM promptly upon request);

      4. A copy of each document created by LMCM that was material to making a decision how to vote proxies or that memorializes the basis for such decision.

      5. A copy of each written client request for information on how LMCM voted proxies on behalf of such client, and a copy of any written response provided by LMCM to any (written or oral) request for information on how LMCM voted proxies on behalf of such client.

                                   SCHEDULE A

                             PROXY VOTING GUIDELINES

      LMCM maintains these proxy-voting guidelines, which set forth the manner in which LMCM generally votes on issues that are routinely presented. Please note that for each proxy vote LMCM takes into consideration its duty to its clients, the specific circumstances of the vote and all other relevant facts available at the time of the vote. While these guidelines provide the framework for voting proxies, ultimately proxy votes are cast on a case-by-case basis. Therefore actual votes for any particular proxy issue may differ from the guidelines shown below.

      --------------------------------------------------------------------------
      FOUR PRINCIPAL AREAS OF INTEREST TO SHAREHOLDERS:

      1) Obligations of the Board of Directors
      2) Compensation of management and the Board of Directors
      3) Take-over protections
      4) Shareholders' rights

      --------------------------------------------------------------------------
      PROXY ISSUE                                             LMCM GUIDELINE
      --------------------------------------------------------------------------
      BOARD OF DIRECTORS
      --------------------------------------------------------------------------
      INDEPENDENCE OF BOARDS OF DIRECTORS: majority of        For
      unrelated directors, independent of management
      --------------------------------------------------------------------------
      NOMINATING PROCESS: independent nominating committee    For
      seeking qualified candidates, continually assessing
      directors and proposing new nominees
      --------------------------------------------------------------------------
      SIZE AND EFFECTIVENESS OF BOARDS OF DIRECTORS: Boards   For
      must be no larger than 15 members
      --------------------------------------------------------------------------
      CUMULATIVE VOTING FOR DIRECTORS                         For
      --------------------------------------------------------------------------
      STAGGERED BOARDS                                        Against
      --------------------------------------------------------------------------
      SEPARATION OF BOARD AND MANAGEMENT ROLES                Case-by-Case
      (CEO/CHAIRMAN)
      --------------------------------------------------------------------------
      COMPENSATION REVIEW PROCESS: compensation committee     For
      comprised of outside, unrelated directors to ensure
      shareholder value while rewarding good performance
      --------------------------------------------------------------------------
      DIRECTOR LIABILITY & INDEMNIFICATION: support           For
      limitation of liability and provide indemnification
      --------------------------------------------------------------------------
      AUDIT PROCESS                                           For
      --------------------------------------------------------------------------
      BOARD COMMITTEE STRUCTURE: audit, compensation, and     For
      nominating and/or governance committee consisting
      entirely of independent directors
      --------------------------------------------------------------------------
      MONETARY ARRANGEMENTS FOR DIRECTORS: outside of normal  For board activities amts should be approved by a board of
      independent directors and reported in proxy
      --------------------------------------------------------------------------
      FIXED RETIREMENT POLICY FOR DIRECTORS                   Case-by-Case
      --------------------------------------------------------------------------
      OWNERSHIP REQUIREMENT: all Directors have direct and    For
      material cash investment in common shares of Company
      --------------------------------------------------------------------------
      PROPOSALS ON BOARD STRUCTURE: (lead director,           For
      shareholder advisory committees, requirement that
      candidates be nominated by shareholders, attendance
      at meetings)
      --------------------------------------------------------------------------
      ANNUAL REVIEW OF BOARD/CEO BY BOARD                     For
      --------------------------------------------------------------------------
      PERIODIC EXECUTIVE SESSIONS WITHOUT MGMT (INCLUDING     For
      CEO)
      --------------------------------------------------------------------------
      VOTES FOR SPECIFIC DIRECTORS                            Case-by-Case
      --------------------------------------------------------------------------

       - Continued -

      --------------------------------------------------------------------------
      PROXY ISSUE                                             LMCM GUIDELINE
      --------------------------------------------------------------------------
      MANAGEMENT AND DIRECTOR COMPENSATION
      --------------------------------------------------------------------------
      STOCK OPTION AND INCENTIVE COMPENSATION PLANS:          Case-by-Case
      --------------------------------------------------------------------------
      FORM OF VEHICLE: grants of stock options, stock         Case-by-Case
      appreciation rights, phantom shares and restricted
      stock
      --------------------------------------------------------------------------
      PRICE                                                   Against plans
                                                              whose underlying
                                                              securities are to
                                                              be issued at less
                                                              than 100% of the
                                                              current market
                                                              value
      --------------------------------------------------------------------------
      RE-PRICING: plans that allow the Board of Directors to  Against lower the exercise price of options already granted if
      the stock price falls or under-performs the market
      --------------------------------------------------------------------------
      EXPIRY: plan whose options have a life of than ten      Case-by-Case
      years
      --------------------------------------------------------------------------
      EXPIRY: "evergreen" stock option plans                  Against
      --------------------------------------------------------------------------
      DILUTION:                                               Case-by-Case -
                                                              taking into
                                                              account value
                                                              creation,
                                                              commitment to
                                                              shareholder-
                                                              friendly policies,
                                                              etc.
      --------------------------------------------------------------------------
      VESTING: stock option plans that are 100% vested when   Against
      granted
      --------------------------------------------------------------------------
      PERFORMANCE VESTING: link granting of options, or       For
      vesting of options previously granted, to specific
      performance targets
      --------------------------------------------------------------------------
      CONCENTRATION: authorization to allocate 20% or more    Against
      of the available options to any one individual in any
      one year
      --------------------------------------------------------------------------
      DIRECTOR ELIGIBILITY: stock option plans for directors  Case-by-Case if terms and conditions are clearly defined and
      reasonable
      --------------------------------------------------------------------------
      CHANGE IN CONTROL: stock option plans with change in    Against
      control provisions that allow option holders to
      receive more for their options than shareholders would
      receive for their shares
      --------------------------------------------------------------------------
      CHANGE IN CONTROL: change in control arrangements       Against
      developed during a take-over fight specifically to
      entrench or benefit management
      --------------------------------------------------------------------------
      CHANGE IN CONTROL: granting options or bonuses to       Against
      outside directors in event of a change in control
      --------------------------------------------------------------------------
      BOARD DISCRETION: plans to give Board broad             Against
      discretion in setting terms and conditions
      of programs
      --------------------------------------------------------------------------
      EMPLOYEE LOANS: Proposals authorizing loans to          Against
      employees to pay for stock or options
      --------------------------------------------------------------------------
      DIRECTOR COMPENSATION: % of directors' compensation     For
      in form of common shares
      --------------------------------------------------------------------------
      GOLDEN PARACHUTES                                       Case-by-Case
      --------------------------------------------------------------------------
      EXPENSE STOCK OPTIONS                                   For
      --------------------------------------------------------------------------
      SEVERANCE PACKAGES: must receive shareholder approval   For
      --------------------------------------------------------------------------
      LACK OF DISCLOSURE ABOUT PROVISIONS OF STOCK-BASED      Against
      PLANS
      --------------------------------------------------------------------------
      RELOAD OPTIONS                                          Against
      --------------------------------------------------------------------------
      PLAN LIMITED TO A SMALL NUMBER OF SENIOR EMPLOYEES      Against
      --------------------------------------------------------------------------

      EMPLOYEE STOCK PURCHASE PLANS                           Case-by-Case
      --------------------------------------------------------------------------
      - Continued -

      --------------------------------------------------------------------------
      PROXY ISSUE                                             LMCM GUIDELINE
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
      TAKEOVER PROTECTIONS
      --------------------------------------------------------------------------
      SHAREHOLDER RIGHTS PLANS: plans that go beyond          Against
      ensuring the equal treatment of shareholders in the
      event of a bid and allowing the corp. enough time to
      consider alternatives to a bid
      --------------------------------------------------------------------------
      GOING PRIVATE TRANSACTION, LEVERAGED BUYOUTS AND        Case-by-Case
      OTHER PURCHASE TRANSACTIONS
      --------------------------------------------------------------------------
      LOCK-UP ARRANGEMENTS: "hard" lock-up arrangements       Against
      that serve to prevent competing bids in a takeover
      situation
      --------------------------------------------------------------------------
      CROWN JEWEL DEFENSES                                    Against
      --------------------------------------------------------------------------
       PAYMENT OF GREENMAIL                                   Against
      --------------------------------------------------------------------------
      "CONTINUING DIRECTOR" OR "DEFERRED REDEMPTION"          Against
      PROVISIONS: provisions that seek to limit the
      discretion of a future board to redeem the plan
      --------------------------------------------------------------------------
      CHANGE CORPORATION'S DOMICILE: if reason for            Against
      re-incorporation is to take advantage of protective
      statutes (anti-takeover)
      --------------------------------------------------------------------------
      POISON PILLS: receive shareholder ratification          For
      --------------------------------------------------------------------------
      REDEMPTION/RATIFICATION OF POISON PILL                  For
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
      SHAREHOLDERS' RIGHTS
      --------------------------------------------------------------------------
      CONFIDENTIAL VOTING BY SHAREHOLDERS                     For
      --------------------------------------------------------------------------
      DUAL-CLASS SHARE STRUCTURES                             Against
      --------------------------------------------------------------------------
      LINKED PROPOSALS: with the objective of making one      Against
      element of a proposal more acceptable
      --------------------------------------------------------------------------
      BLANK CHECK PREFERRED SHARES: authorization of,         Against
      or an increase in, blank check preferred shares
      --------------------------------------------------------------------------
      SUPERMAJORITY APPROVAL OF BUSINESS TRANSACTIONS:        Against
      management seeks to increase the number of votes
      required on an issue above two-thirds of the
      outstanding shares
      --------------------------------------------------------------------------
      INCREASE IN AUTHORIZED SHARES: provided the amount      For
      requested is necessary for sound business reasons
      --------------------------------------------------------------------------
      SHAREHOLDER PROPOSALS                                   Case-by-Case
      --------------------------------------------------------------------------
      STAKEHOLDER PROPOSALS                                   Case-by-Case
      --------------------------------------------------------------------------
      ISSUANCE OF PREVIOUSLY AUTHORIZED SHARES WITH VOTING    Against
      RIGHTS TO BE DETERMINED BY THE BOARD WITHOUT PRIOR
      SPECIFIC SHAREHOLDER APPROVAL
      --------------------------------------------------------------------------
      "FAIR PRICE" PROVISIONS: Measures to limit ability      For
      to buy back shares from particular shareholder at
      higher-than-market prices
      --------------------------------------------------------------------------
      PREEMPTIVE RIGHTS                                       For
      --------------------------------------------------------------------------
      ACTIONS ALTERING BOARD/SHAREHOLDER RELATIONSHIP         For
      REQUIRE PRIOR SHAREHOLDER APPROVAL (including
      "anti-takeover" measures)
      --------------------------------------------------------------------------
      ALLOW SHAREHOLDER ACTION BY WRITTEN CONSENT             For
      --------------------------------------------------------------------------
      ALLOW SHAREHOLDERS TO CALL SPECIAL MEETINGS             For
      --------------------------------------------------------------------------

      SOCIAL AND ENVIRONMENTAL ISSUES                         As recommended by
                                                              Company Management
      --------------------------------------------------------------------------
      REIMBURSING PROXY SOLICITATION EXPENSES                 Case-by-Case
      --------------------------------------------------------------------------

                  BRANDYWINE GLOBAL INVESTMENT MANAGEMENT, LLC

                       PROXY VOTING AND CORPORATE ACTIONS

Policy:
-------

Brandywine has a responsibility to its clients for voting proxies for portfolio securities consistent with the best economic interests of its clients.
Brandywine maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. The policy and practice includes the fact that the firm has a responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background:
-----------

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility:
---------------

Compliance has the responsibility for the implementation and monitoring of the firm's proxy voting policy, practices, disclosures and record keeping, including outlining voting guidelines in the procedures.

Procedures:
-----------

Brandywine has implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and the Investment Advisers Act of 1940 ("Advisers Act"). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents.

In exercising its voting authority, Brandywine will not consult or enter into agreements with officers, directors or employees of its parent, Legg Mason Inc., or any of its affiliates, regarding the voting of any securities owned by its clients.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Brandywine's contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Brandywine believes appropriate).

VOTING AUTHORITY

     o Brandywine shall assume the responsibility and authority with respect to the voting of proxies for all client accounts, unless such responsibility and authority expressly have been delegated to others or reserved to the trustee or other named fiduciary of a client account. In no event will Brandywine's authority to vote proxies obligate it to undertake any shareholder activism on behalf of any client.

     o    Brandywine's   clients  shall  be  responsible   for  notifying  their
          custodians of the name and address of the person or entity with voting authority.

     o Brandywine's Legal and Compliance Department is responsible for overseeing the proxy voting process. The gathering and voting of proxies is coordinated through the Administrative Department and Brandywine maintains internal procedures to govern the processing of proxies, including handling client requests and monitoring for potential material conflicts. Research analysts, corporate action specialists and portfolio managers, otherwise referred to as voting persons, are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

     o Brandywine will not decline to vote proxies except in extraordinary circumstances, nor will Brandywine accept direction from others with regard to the voting of proxies. Brandywine will take the investment guidelines of an account into consideration in deciding how to vote on a particular issue.

     o Brandywine may vote proxies related to the same security differently for each client.

     o Brandywine seeks to identify any material conflicts that may arise between the interests of Brandywine and its clients in accordance with the following procedures. Except for extraordinary circumstances, in any such instance, the material conflict will be resolved by either excluding any conflicted person from the voting process or by voting in accordance with the recommendation of Institutional Shareholder Services (ISS), an independent third party.

     o All relevant proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed may include whether Brandywine manages assets for the issuer, a shareholder proponent or an employee group of the issuer or otherwise has a current or potential business relationship with the issuer; whether Brandywine, one of its officers or directors or any voting person is a close relative of or has any personal or business relationship with the issuer (excluding normal commercial transactions and investment relationships where there is no special treatment), with an officer, director or other executive person at the issuer, with a candidate for election to the board of the issuer or with a shareholder proponent; whether there is any other material business or personal relationship which may create an interest in the outcome of the matter on the part of a voting person; or whether an affiliate of Brandywine's has a conflict as described above which is known to Brandywine's voting persons. Conflicts of this nature will be considered material. If the conflict pertains to an individual voting person that person will exclude him- or herself from the vote determination process in order to shield the Brandywine and other voting persons from the conflict, provided the compliance department believes that the other voting persons can determine a vote completely separate from the conflicted voting person. If the conflict cannot be contained, the proxy is voted according to the recommendation of ISS. Any time a material conflict is encountered, Brandywine will keep records on the nature of the conflict, the actual vote and the basis for the vote determination.

     VOTING GUIDELINES

     o Proxies will not be voted without an analysis of the underlying issues involved.

     o Brandywine's proxy voting policy at all times shall be directed toward maximizing the value of the assets of managed accounts, for the benefit of the accounts' ultimate owners/beneficiaries.

     o Any item on a proxy, which would tend to inhibit the realization of maximum value, may receive a negative vote from Brandywine. Examples of such items would be staggered terms for directors, restrictions against cumulative voting, and establishment of different classes of stock, excessive compensation, poor stewardship, or any activity, which could be viewed as a "poison pill" maneuver.

     o On other matters specific to a company, such as the election of directors, the appointment of auditors, granting of options, repricing of options, mergers and other material issues, a decision shall be made in conjunction with the primary analyst responsible for overseeing that company, consistent with the policy of maximizing value.

     VOTING RECORDS & CLIENT NOTIFICATION

     o A complete record and file of all votes cast shall be maintained by Brandywine for the period prescribed by the Securities Exchange Commission. Brandywine will similarly maintain copies of policies and procedures, proxy booklets, copies of any documents created by Brandywine that were material to making a decision how to vote proxies and a log of proxy requests and responses.

               A proxy log shall be maintained by Brandywine that includes the issuer name, exchange ticker symbol, CUSIP number, shareholder meeting date, brief identification of the matter voted on, whether the matter was proposed by the issuer or by a shareholder of the issuer, whether a vote was cast on the matter, record of how the vote was cast, and whether the vote was cast for or against the recommendation of the issuer's management team.

     o Clients may obtain information with regard to the manner in which their proxies were voted, as well as detailed policies and procedures by contacting Brandywine, Three Christina Centre, 201 N. Walnut Street, Suite 1200, Wilmington, Delaware 19801, attention: Proxy administrator.

In addition, a description of these Policies shall be provided to new clients prior to the inception of their account, simultaneous with the provision of Brandywine's Disclosure Brochure whenever possible.

ADMINISTRATION OF PROXIES

     o At the inception of a new account over which Brandywine has domestic proxy voting authority:
     o New client information is entered onto the appropriate "Proxy System" (ProxyEdge (ADP) for domestic securities and ISS for global securities).
     o Custodians are notified by the Client that proxies should be forwarded to Brandywine.
     o Those proxies that arrive in the Mail Room are sorted and forwarded to a Proxy Administrator.
     o Proxies are placed in date order into pending vote proxy files by a Proxy Administrator.
     o Proxies are cross-referenced against the Alert List (discussed under Identifying Potential Conflicts).
     o    Proxies  are then  distributed  to either the  appropriate  investment team, or, in those instances where a proxy matches an Alert List entry, to the Legal and Compliance Department.
     o In the event that no material conflict exists, the following procedures apply:

     o The voting person's initials are entered onto the Proxy System's tickler file in the analyst block.[1]
     o Ballots are voted by a voting person and are returned to a Proxy Administrator for processing on the Proxy System.
     o If a material conflict exists, a Proxy Administrator will obtain a copy of the Institutional Shareholder Services recommendation, which will be attached to the ballot.
     o The voting person will then either (i) complete the Proxy System ballot in accordance with the attached recommendation; or (ii) exclude themselves in writing from voting the proxy.
     o A Proxy Administrator will redirect the proxy to another voting person in instances where an exclusion has occurred.
     o Where applicable, a Proxy Administrator will verify that the ballot was in fact voted in accordance with the ISS recommendation before entering it onto the Proxy System.
     o The proxy booklets and Proxy System ballots are subjected to an approval process by a Proxy Administrator1.
     o During the approval process, ballot shares are matched against holdings shares1.
     o Discrepancies are researched through Brandywine's internal data warehouse and custodian banks are contacted where necessary to reconcile share amounts.
     o Brandywine personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above could be completed before the applicable deadline for returning proxy votes.
     o    Any pending  unvoted  meetings are  reviewed and  monitored on a daily
          basis  by  Proxy   Administrators.
     o    All  voting   records  are   maintained   within  the  Proxy  Systems.
     o Proxy booklets and all additional information (including copies of any documents created by Brandywine that were material to making a decision how to vote proxies) are filed.

ADMINISTRATION OF CLIENT REQUESTS

     o All client requests for proxy information (both written and oral), including but not limited to voting records and requests for detailed Policies and Procedures, are referred to a Proxy Administrator.

     o All requests are entered onto a Proxy Request Log maintained by a Proxy Administrator. Information on the log includes the date of the request, the content of the request and the date of the response by Brandywine.

     o The Proxy Administrator works in conjunction with the Client Service Department to respond to all requests in writing.

     o Copies of all written requests and responses thereto, including voting record reports, are maintained in a separate Proxy Request file.

IDENTIFYING POTENTIAL CONFLICT OF INTEREST

Personal Conflicts
------------------

o Each voting person must certify in writing at the beginning of each proxy season that he or she will notify the Legal and Compliance Department of:
1.    any potential personal conflict with regard to a specific proxy; and
2. any potential conflict of which they become aware relating to another voting person.
o Potential conflicts should be interpreted broadly in order to capture instances where a conflict of interest could be perceived to exist by a third party. An objective `reasonableness' standard should be applied as opposed to a subjective determination that the individual is not in fact conflicted.

------------------
(1)     This step applies only to the ADP system for domestic proxies.

o The following are examples of potential personal conflicts which are extracted from the SEC's Final Rule[2]:
o The adviser may also have business or personal relationships with participants in proxy contests, corporate directors or candidates for directorships. For example, an executive of the adviser may have a spouse or other close relative that serves as a director or executive of a company.
o Any Board positions held on a publicly traded company by a voting person (as evidenced by their most recent Code of Ethics Certification) will be examined on a case-by-case basis as proxy votes arise in that security.
o A list of potentially conflicted securities ("Alert List") will be provided to the Proxy Administrators, who will cross-reference proxy votes as they arise.
o Any proxies matching securities on the Alert List will be referred to the Legal and Compliance Department for an assessment of the materiality of the conflict.

Professional Conflicts
----------------------

o In order to identify instances where a professional association could be perceived as a conflict of interest between Brandywine and a client for purposes of proxy voting, the following procedures will be followed:
o The names of all clients who are directly connected to a publicly traded security, through a significant ownership interest, which was held by a Brandywine account during the relevant proxy period will be added to the Alert List.
o The names of all significant prospects who are directly connected to a publicly traded security, through a significant ownership interest, which was held by a Brandywine account during the relevant proxy period will be added to the Alert List.
o The Alert List will be cross-referenced by the Proxy Administrators against proxies on a day-to-day basis.


------------------
(2) 17 CFR Part 275 [Release No. IA-2106; File No. S7-38-02], RIN 3235-AI65

                                 BARTLETT & CO.
                       PROXY VOTING POLICY AND PROCEDURES

Voting Authority:
-----------------

o Bartlett & Co. ("Bartlett") shall assume the responsibility and authority with respect to the voting of proxies for all client accounts, unless such responsibility and authority to vote proxies has been expressly retained by the client. This authority is outlined in the investment management agreements and if the agreement is silent, Bartlett assumes responsibility.

Voting Procedures:
------------------

o All proxy related materials, either electronically or via hard copy, are delivered to Bartlett's Proxy Coordinator ("Proxy Coordinator"). The Proxy Coordinator shall ensure that all relevant information is recorded in the firm's records.

o The Proxy Coordinator shall verify all accounts for which Bartlett has proxy voting authority that held the security on record date. The Proxy Coordinator shall coordinate communication with custodians to ensure receipt of all relevant proxies.

o The Proxy Coordinator will organize the proxy materials for voting. If the security is followed by the Bartlett Research Department, the proxy will be delivered to the Chief Investment Officer or Assigned Analyst. If the security is not followed in our equity research process, the proxy is forwarded to the Portfolio Manager holding the most shares of the security.

o The Proxy Coordinator shall obtain voting instructions from the designated person and submit the proxy vote and ensure that the relevant information is recorded in the firm's records.

o Proxies will not be voted without an analysis of the underlying issues involved.

o Bartlett's proxy voting policy at all times shall be directed toward maximizing the value of the client's investment as an owner.

o Bartlett generally votes against any proposal that is likely to dilute the value of an issuer's common stock. Examples of such items would be restrictions against cumulative voting, establishment of different classes of stock, or any activity that could be viewed as a "poison pill" maneuver.

o On other matters specific to a company, such as election of directors, appointment of auditors, granting and repricing of options, mergers and other material issues, a decision shall be made in conjunction with the primary analyst responsible for evaluating that company, consistent with the policy of maximizing value. Bartlett evaluates company management before deciding to own a security and gives weight to management recommendations on material issues with the goal of maximizing shareholder value over the long term.

o The same security will be voted identically across all similarly situated client accounts.

Voting Records and Client Notification:
---------------------------------------

o A complete record and file of all votes cast shall be maintained by Bartlett.

o Clients will be provided a copy of these policies and procedures upon request. A description of this Policy and Procedures shall be provided to new clients prior to the inception of their account. In addition, upon request, clients may receive reports on how their proxies have been voted.

o Bartlett maintains records of proxies voted pursuant to applicable rules and regulations under the Investment Advisers Act of 1940, the Investment Company Act of 1940, and ERISA DOL Bulletin 94-2. These records include:

          a)   A copy of Bartlett's policies and procedures.

          b)   Copies of proxy statements received regarding client securities.

          c) A copy of any document created by Bartlett that was material to making a decision how to vote proxies.

          d)   Each  written   client  request  for  proxy  voting  records  and
               Bartlett's written response to both verbal and written client requests.

          e)   A proxy log including:

                    1.   Issuer name;
                    2.   Exchange  ticker  symbol of the  issuer's  shares to be
                         voted;
                    3. Council on Uniform Securities Identification Procedures ("CUSIP") number for the shares to be voted;
                    4.   The shareholder meeting date;
                    5.   A brief identification of the matter voted on;
                    6. Whether the matter was proposed by the issuer or by a shareholder of the issuer;
                    7.   Whether a vote was cast on the matter;
                    8.   A record of how the vote was cast; and
                    9.   Whether   the  vote  was  cast  for  or   against   the
                         recommendation of the issuer's management team.

Records are maintained in an easily accessible place for five years, the first two in Bartlett's offices.

Identifying Potential Conflicts:
--------------------------------

o Each person responsible for determining the voting of proxies must certify in writing at the beginning of each proxy season that he or she will notify the Compliance Officer of any potential conflict of the firm or its affiliates (if known to the person) with a specific proxy.

o If the Chief Investment Officer believes that there is any potential material conflict of interest for the firm on a particular proxy vote, it is to be turned over to the Investment Oversight Committee ("IOC") for the voting decision.

o The IOC is Bartlett's investment review committee comprised of senior management of the firm charged with ensuring the investment integrity of the firm's investment process and adherence to client's investment policy statements.

Assessing the Materiality of a Potential Conflict:
--------------------------------------------------

o All proxies are reviewed by the Compliance Officer for material conflicts of interest. Issues to be reviewed include, but are not limited to:

          a) Whether the adviser manages assets for the issuer, a shareholder proponent or an employee group of the issuer or otherwise has a current or potential business relationship with the issuer;

          b) Whether the adviser, an officer or director of the adviser or the applicable portfolio manager, analyst or other person(s) responsible for recommending the proxy vote (together, "Voting Persons") is a close relative of or has any personal or business relationship with the issuer (excluding normal commercial transactions and investment relationships where there is no special treatment), with an officer, director or other executive person at the issuer, with a candidate for election to the board of the issuer or with a shareholder proponent;

          c)   Whether  there  is  any  other  material   business  or  personal
               relationship as a result of which a Voting Person has an interest in the outcome of the matter before shareholders; or

          d) Whether an affiliate of the adviser has a conflict as described in (a)- (c) above and such conflict is known to the adviser's Voting Persons.

o All of the conflicts noted above will be deemed material. If the conflict resides with an individual Voting Person, that person should exclude him-or herself from the vote determination process in order to shield Bartlett and the other Voting Persons from the conflict, provided the Chief Investment Officer believes that the other Voting Persons can determine a vote without undue influence from the conflicted Voting Person. If the conflict cannot be walled off, the vote should be passed on to the IOC, or if the IOC or Bartlett cannot be walled of, a neutral party such as a third- party service provider or to the client directly. Any time a material conflict is encountered, Bartlett will keep records on the nature of the conflict, the actual vote and the basis for the vote determination.

Voting Procedures When Bartlett Utilizes a Third Party Proxy Service:
---------------------------------------------------------------------

o If a client instructs Bartlett to utilize a third party proxy service, the Proxy Solicitor will ensure that the proxy service receives updated holdings for the relevant accounts. The Proxy Coordinator will also ensure that the proxy service delivers its recommendations on a timely basis and that such information is provided to the person(s) responsible for the particular vote. After the Chief Investment Officer authorizes the proxy service to vote, the Proxy Coordinator will maintain records of the proxy service recommendations and voting reports.

BARRETT ASSOCIATES, INC.
NOVEMBER 2, 2005
                                  PROXY VOTING

                                   Background

As outlined in the Investment Management Agreement, Barrett Associates shall assume no responsibility for, and Barrett shall be expressly precluded from, voting proxies for securities held in client accounts. Barrett will instruct client custodians to mail proxy material directly to clients. Notwithstanding the foregoing, clients may instruct Barrett to vote proxies by executing a Proxy Voting Form, an attachment to the Investment Management Agreement. With respect to the Legg Mason Financial Services Fund (the "Fund"), Barrett is responsible for voting proxies for securities held by the Fund.

Barrett has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"). If authority to vote proxies is established by the client by executing the Proxy Voting Form- Exhibit C of the Investment Management Agreement, our proxy voting guidelines have been tailored to reflect this specific contractual obligation. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Barrett Associates will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Barrett Associates Inc.) regarding the voting of any securities owned by its clients.

                                     POLICY

Barrett Associates' proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of clients for whom we have voting authority. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Barrett Associates' contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Barrett Associates deems appropriate).

                                   PROCEDURES

RESPONSIBILITY AND OVERSIGHT

The  Barrett  Associates proxy  voting  committee  (the  "Proxy  Committee")  is responsible for administering and overseeing the proxy voting process. Barrett's proxy coordinators (the Proxy Coordinators") coordinate the gathering of proxies. For their respective accounts, the portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

CLIENT AUTHORITY

If the client has executed a Proxy Voting Form or if the account represents assets of an ERISA plan and Barrett has not received written instruction from the client that precludes the firm from voting proxies, Barrett will assume responsibility for proxy voting.

PROXY GATHERING

Registered owners of record, client custodians, client banks and trustees ("Proxy Recipients") that receive proxy materials on behalf of clients should forward them to the Proxy Coordinator. Proxy Recipients of existing clients will be reminded of the appropriate routing to the Proxy Coordinator for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Barrett Associates becomes aware that the applicable Proxy Recipient for an existing client has changed) are notified at start-up of appropriate routing to a Proxy Coordinator of proxy materials received and also reminded of their responsibility to forward all proxy materials on a timely basis. If Barrett Associates personnel other than a Proxy Coordinator receive proxy materials, they should promptly forward the materials to a Proxy Coordinator.

PROXY VOTING

Once proxy materials are received, a Proxy Coordinator will initiate the following actions:

      a.    Proxies are reviewed to determine accounts impacted.

      b. If the proxy coordinator and/or portfolio manager is uncertain about any material conflicts of interest, Chairman of the Proxy Committee and/or Chief Compliance Officer will review the proxy issues and make a final determination. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

      c. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Barrett Associates obtains the client's proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Barrett Associates seeks voting instructions from an independent third party.

      d. Votes are determined on a case-by-case basis taking into account the voting guidelines contained in these procedures

      e.    The  Proxy   Coordinators  vote  the   proxies   pursuant   to  the
            instructions received from the appropriate manager.

TIMING

Barrett Associates personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

RECORDKEEPING

Barrett Associates maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

      A copy of Barrett Associates' policies and procedures.

      Copies of proxy statements received regarding client securities.

      A copy of any document created by Barrett Associates that was material to making a decision how to vote proxies.

      Each written client request for proxy voting records and Barrett Associates' written response to both verbal and written client requests.

      A proxy log including:
            1.    Issuer name;
            2.    Exchange ticker symbol of the issuer's shares to be voted;
            3. Council on Uniform Securities Identification Procedures ("CUSIP") number for the shares to be voted;
            4.    A brief identification of the matter voted on;
            5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;
            6.    Whether a vote was cast on the matter;
            7.    A record of how the vote was cast; and
            8. Whether the vote was cast for or against the recommendation of the issuer's management team.

Records are maintained in an easily accessible place for five years, the first two in Barrett Associates' offices.

DISCLOSURE

Barrett Associates' proxy policy is outlined in the firm's Part II of Form ADV. These policies and procedures are designed to ensure that Barrett Associates carries out its obligation to vote proxies in the best interest of clients, consistent with its fiduciary obligation. A copy of our policy is available upon request. New clients who direct Barrett to vote will be provided a copy of these policies and procedures within 10 business days of contract execution. In addition, upon request, clients may receive reports on how their proxies have been voted.

CONFLICTS OF INTEREST -

Issues to be considered include, but are not limited to:

           1. Whether Barrett (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

           2. Barrett, or an officer or director of Barrett, or a member of the Proxy Committee - those responsible for recommending the proxy vote (together, "Voting Persons") is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

           3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

VOTING GUIDELINES

Barrett's substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the account's Portfolio Manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company's board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

      I.   Board Approved Proposals

              The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. Barrett Associates generally votes in support of decisions reached by independent boards of directors.


Votes are cast on a case-by-case basis in contested elections of directors.

         1.   Matters relating to Compensation

Barrett Associates generally favors compensation programs that relate executive compensation to a company's long-term performance.

Barrett Associates generally votes against stock option plans or proposals that permit replacing or re-pricing of underwater options.

Barrett Associates generally votes against stock option plans that permit issuance of options with an exercise price below the stocks' current market price.

Votes are cast on a case-by-case basis on board-approved proposals relating to compensation.

         2.   Matters relating to Capitalization

The management of a company's capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Barrett Associates votes on a case-by-case basis on board-approved proposals involving changes to a company's capitalization

         3. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Barrett  Associates  generally  votes  against  highly  dilutive   acquisitions,
although these issues are examined on a case-by-case basis.

         4.   Matters relating to Anti-Takeover Measures

Barrett Associates votes against board-approved proposals to adopt anti-takeover measures except as follows:

Barrett Associates votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

Barrett Associates votes on a case-by-case basis on proposals to adopt fair price provisions.

         5.   Other Business Matters

Barrett Associates votes for board-approved proposals approving such routine business matters such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

Barrett Associates votes on a case-by-case basis on proposals to amend a company's charter or bylaws.

Barrett Associates generally votes against authorizing management to vote for unidentified substantive business at and against giving management the authority to adjourn meetings without compelling reasons.

   II.   Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of a company's corporate governance structure or to change some aspect of its business operations. Barrett Associates votes in accordance with the recommendation of the company's board of directors generally.

   III.  Voting Shares of Investment Companies

Barrett Associates may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed above are voted in accordance with those guidelines.

Barrett Associates votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients' portfolios.

Barrett Associates votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

   IV.   Voting Shares of Foreign Issuers

In the event Barrett Associates is required to vote on securities held in foreign issuers - i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

Barrett Associates votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.


VOTING PROCEDURES WHEN BARRETT UTILIZES A THIRD PARTY PROXY SERVICE -

      If Barrett is utilizing a third party proxy service in connection with certain client accounts, a Proxy Coordinator will ensure that the proxy service receives updated holdings for the affected accounts. A Proxy Coordinator will also ensure that the proxy service delivers its recommendations on a timely basis and that such information is provided to the appropriate manager. A Proxy Coordinator will maintain records of the proxy service recommendations and voting reports.

CORPORATE ACTIONS

Notice of any corporate actions should be communicated to a Proxy Coordinator who shall coordinate with the portfolio managers to determine the firm's desired course of action and communicate the firm's instructions to the custodian. The appropriate Proxy Coordinator will also keep accurate records of each corporate action and the steps that were taken by the firm.